UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09721

PIMCO Managed Accounts Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO MANAGED ACCOUNTS TRUST

Annual Report

December 31, 2020

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from your financial intermediary, such as a broker-dealer or bank, which offers the Portfolio unless you specifically request paper copies from your financial intermediary. Instead, the shareholder reports will be made available on a website, and your financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by following the instructions provided by your financial intermediary.

You may elect to receive all future reports in paper free of charge from your financial intermediary. You should contact your financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolios held in your account at the financial intermediary.

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Managed Accounts Trust Annual Report, which covers the 12-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, U.S. annualized gross domestic product (“GDP”) was -5.0% during the first quarter of 2020. The economy then significantly weakened due to COVID-19, as annualized GDP growth in the second quarter was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said that the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was

2	PIMCO MANAGED ACCOUNTS TRUST

subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to several factors, including sharply contracting global growth, the Fed’s accommodative monetary policy, and periods of heightened investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 5.12%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.78%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 5.68%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 5.88%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 2.69%.

Despite the headwinds from the pandemic, global equities generally produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.40%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 15.90%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.31%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 18.24%. However, European equities, as represented by the MSCI Europe Index (in EUR), returned -3.32%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. Brent crude oil traded below $20 a barrel when the pandemic hit and ended the reporting period at roughly

ANNUAL REPORT	DECEMBER 31, 2020	3

Letter from the Chair of the Board & President (Cont.)

$52 a barrel. We believe that oil prices declined due to the demand destruction created by the pandemic. In contrast, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.94%, -3.12% and -5.19% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. We also invite you to visit our website at www.pimco.com/FISH to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO MANAGED ACCOUNTS TRUST

Important Information About the Portfolios

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. A Portfolio may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolios currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Portfolio’s performance or cause a Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

Classifications of the Portfolios’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolios’ compliance calculations, including those used in the Portfolios’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolios’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolios’ service providers and disrupt the Portfolios’ operations.

ANNUAL REPORT	DECEMBER 31, 2020	5

Important Information About the Portfolios (Cont.)

The United States’ enforcement of tariffs restrictions on U.S. investments in certain issuers and on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

Certain Portfolios may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolios may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolios or on certain instruments in which the Portfolios invest can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio.

The Portfolios may be subject to various risks as described in each Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

On each Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. The figures in the line graph are calculated at net asset value and assume the investment of $10,000 at the end of the month that a Portfolio commenced operations. Each Portfolio measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes. Historical performance for a Portfolio may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the termination or reduction of any such fee waivers or expense limitations.

The dividend rate that a Portfolio pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Portfolio’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Portfolio. As portfolio and market conditions change, the rate of distributions on the common shares and a Portfolio’s dividend policy could change. There can

6	PIMCO MANAGED ACCOUNTS TRUST

be no assurance that a change in market conditions or other factors will not result in a change in a Portfolio distribution rate or that the rate will be sustainable in the future.

The following table discloses the commencement of operations and diversification status of each Portfolio:

Portfolio Name	Commencement of Operations	Diversification Status
Fixed Income SHares: Series C	03/17/00	Diversified
Fixed Income SHares: Series LD	12/20/13	Diversified
Fixed Income SHares: Series M	03/17/00	Diversified
Fixed Income SHares: Series R	04/15/04	Diversified
Fixed Income SHares: Series TE	06/25/12	Diversified

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with PIMCO as the Investment Adviser and Administrator, PIMCO Investments LLC and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholders of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand.

The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus, summary prospectus or SAI with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available

ANNUAL REPORT	DECEMBER 31, 2020	7

Important Information About the Portfolios (Cont.)

without charge, upon request, by calling the Portfolios at (800) 927-4648, on the Portfolios’ website at www.pimco.com/FISH, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolios file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolios’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/FISH, and will be made available, upon request, by calling PIMCO at (800) 927-4648.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary. Any election to receive reports in paper will apply to all portfolios held in the investor’s account at the financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolios to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Portfolios’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolios is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolios is uncertain at this time.

8	PIMCO MANAGED ACCOUNTS TRUST

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ANNUAL REPORT	DECEMBER 31, 2020	9

Fixed Income SHares: Series C	FXICX

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of December 31, 2020†§

Corporate Bonds & Notes	30.4%
U.S. Government Agencies	28.5%
Asset-Backed Securities	16.1%
U.S. Treasury Obligations	11.1%
Non-Agency Mortgage-Backed Securities	5.5%
Preferred Securities	4.1%
Short-Term Instruments‡	2.0%
Municipal Bonds & Notes	1.8%
Other	0.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series C	9.77%	5.21%	5.24%	9.13%
Bloomberg Barclays U.S. Intermediate Credit Index	7.08%	4.74%	4.18%	5.40%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.21%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

10	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to duration in the U.S. contributed to relative performance as interest rates decreased.

»	Positions in Agency mortgage-backed securities (“MBS”), particularly a preference for 2% and 2.5% coupons, contributed to relative performance as excess returns for these securities were positive.

»	Positions in select high yield credit from Q2 to Q4 contributed to relative performance as spreads tightened.
»	Tactical emerging markets exposure, primarily underweight exposure in Q1, contributed to relative performance as spreads widened.

»	Positions in US Treasury Inflation-Protected Securities in Q1 detracted from relative performance as breakeven inflation rates decreased.

»	Underweight exposure to duration in France in January detracted from relative performance as interest rates decreased.

»	Long exposure to the Colombian Peso in Q1 detracted from relative performance as the Peso depreciated against the U.S. dollar.

ANNUAL REPORT	DECEMBER 31, 2020	11

Fixed Income SHares: Series LD	FXIDX

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of December 31, 2020†§

Corporate Bonds & Notes	63.7%
Asset-Backed Securities	20.0%
Non-Agency Mortgage-Backed Securities	8.9%
U.S. Government Agencies	3.9%
Short-Term Instruments‡	1.8%
Other	1.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	5 Year	Commencement of Operations (12/20/13)
Fixed Income SHares: Series LD	6.28%	3.79%	3.76%
ICE BofAML 1-3 Year U.S. Treasury Index	3.10%	1.90%	1.51%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 2.98%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

12	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to Canadian duration contributed to relative performance, as Canadian rates decreased.

»	Holdings of investment grade corporate credit contributed to relative performance, as the sector generated positive total carry.

»	Holdings of asset backed securities contributed to relative performance, as the sector generated positive total carry.
»	Underweight exposure to U.K. duration detracted from relative performance, as U.K. rates decreased.

»	A short bias to the Australian dollar versus the U.S. dollar detracted from relative performance, as the Australian dollar appreciated relative to the U.S. dollar.

»	Short exposure to high yield corporate credit detracted from relative performance, as spreads tightened.

ANNUAL REPORT	DECEMBER 31, 2020	13

Fixed Income SHares: Series M	FXIMX

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of December 31, 2020†§

U.S. Government Agencies	30.5%
Asset-Backed Securities	22.2%
Corporate Bonds & Notes	20.9%
Non-Agency Mortgage-Backed Securities	11.9%
U.S. Treasury Obligations	9.3%
Municipal Bonds & Notes	3.0%
Short-Term Instruments‡	0.8%
Other	1.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series M	9.12%	7.59%	6.17%	7.58%
Bloomberg Barclays U.S. MBS Fixed-Rate Index	3.87%	3.06%	3.02%	4.75%	♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.06%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

14	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to duration in the U.S. contributed to relative performance as interest rates decreased.

»	Positions in investment grade credit, particularly industrials and financials from Q2 to Q4, contributed to relative performance as spreads tightened.

»	Positions in Agency mortgage-backed securities (“MBS”), particularly a preference for 2% and 2.5% coupons, contributed to relative performance as excess returns for these securities were positive.

»	Short exposure to the New Zealand dollar in Q1 contributed to relative performance as the New Zealand dollar depreciated against the U.S. dollar.
»	Long exposure to the Brazilian real in Q1 detracted from relative performance as the real depreciated against the U.S. dollar.

»	Long exposure to the Russian ruble in Q1 detracted from relative performance as the ruble depreciated against the U.S. dollar.

»	Positions in U.S. Treasury Inflation-Protected Securities in Q1 detracted from relative performance as breakeven inflation rates decreased.

»	Long exposure to the Norwegian krone in Q1 detracted from relative performance as the krone depreciated against the U.S. dollar.

ANNUAL REPORT	DECEMBER 31, 2020	15

Fixed Income SHares: Series R	FXIRX

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of December 31, 2020†§

U.S. Treasury Obligations	67.7%
U.S. Government Agencies	14.4%
Sovereign Issues	9.9%
Asset-Backed Securities	3.9%
Corporate Bonds & Notes	2.2%
Non-Agency Mortgage-Backed Securities	1.4%
Short-Term Instruments	0.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	5 Year	10 Year	Commencement of Operations (4/15/04)
Fixed Income SHares: Series R	16.58%	7.01%	5.82%	6.52%
Bloomberg Barclays U.S. TIPS Index	10.99%	5.08%	3.81%	4.55%	♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average Annual Return since 04/30/04

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 1.35%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

16	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to U.S. duration contributed to relative performance, as U.S. interest rates moved lower.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between nominal Treasuries and like-maturity inflation-linked bonds) contributed to relative performance, as U.S. BEI spreads moved higher.

»	Underweight exposure to U.K. BEI spreads contributed to relative performance, as U.K. BEI spreads moved lower.
»	Overweight exposure to European BEI spreads over a portion of the reporting period contributed to relative performance, as European BEI spreads moved higher over that period.

»	Exposure to mortgage-backed securities contributed to relative performance as these securities had positive returns.

»	Exposure to Emerging Markets (“EM”) currencies detracted from performance as EM currencies generally depreciated relative to the U.S. dollar.

ANNUAL REPORT	DECEMBER 31, 2020	17

Fixed Income SHares: Series TE	FXIEX

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Portfolio commenced operations.

Average Annual Total Return for the period ended December 31, 2020

	1 Year	5 Year	Commencement of Operations (6/25/12)
Fixed Income SHares: Series TE	7.19%	5.05%	3.99%
Bloomberg Barclays 1-Year Municipal Bond Index	1.76%	1.43%	1.11%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.08%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

18	PIMCO MANAGED ACCOUNTS TRUST

Allocation Breakdown as of December 31, 2020†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	20.8%
Tobacco Settlement Funded	13.1%
Sales Tax Revenue	9.3%
Natural Gas Revenue	9.2%
Electric Power & Light Revenue	7.4%
Ad Valorem Property Tax	6.6%
Highway Revenue Tolls	4.3%
College & University Revenue	3.6%
Lease Revenue	3.4%
Port, Airport & Marina Revenue	2.6%
Miscellaneous Revenue	2.5%
Income Tax Revenue	2.4%
General Fund	2.4%
Miscellaneous Taxes	2.3%
Fuel Sales Tax Revenue	2.2%
Local or Guaranteed Housing	2.1%
Appropriations	1.7%
Industrial Revenue	1.4%
Other	1.8%
Short-Term Instruments‡	0.9%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective

The Portfolio seeks high current income exempt from U.S. federal income tax consistent with prudent investment management. Total return/capital appreciation is a secondary objective.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Duration positioning contributed to performance, as municipal bond yields decreased.

»	Overweight exposure to the revenue segment contributed to performance, as the segment outperformed the general municipal market.

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal market.
»	Underweight exposure to the education sector detracted from performance, as the sector outperformed the general municipal market

»	Overweight exposure to the housing sector detracted from performance, as the sector underperformed the general municipal market.

»	Security selection within the pre-refunded segment detracted from performance, as the select holdings underperformed the market.

ANNUAL REPORT	DECEMBER 31, 2020	19

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Series C	$1,000.00	$1,044.90	$0.05	$1,000.00	$1,025.50	$0.05	0.01%
Series LD	1,000.00	1,032.50	1.51	1,000.00	1,024.06	1.50	0.29
Series M	1,000.00	1,051.90	0.05	1,000.00	1,025.50	0.05	0.01
Series R	1,000.00	1,075.30	0.58	1,000.00	1,024.98	0.57	0.11
Series TE	1,000.00	1,043.50	0.10	1,000.00	1,025.44	0.10	0.02	(a)

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 187/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Net Annualized Expense Ratio reflected in the expense example above includes 0.02% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $0.00 for Actual Performance and $0.00 Hypothetical Performance. The additional non-cash interest expense does not reflect actual expenses paid by the Portfolio, but instead is offset by additional interest income recorded by the Portfolio in Tender Option Bonds (“TOBs”) transactions accounted for as secured borrowings. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

20	PIMCO MANAGED ACCOUNTS TRUST

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays 1-Year Municipal Bond Index	The Bloomberg Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg Barclays U.S. Intermediate Credit Index	The Bloomberg Barclays U.S. Intermediate Credit Index is an unmanaged index of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes with intermediate maturities ranging from 1 to less than 10 years. To qualify, bonds must be SEC-registered. Securities must also meet specific liquidity and quality requirements.

Bloomberg Barclays U.S. MBS Fixed-Rate Index	Bloomberg Barclays U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2020	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Series C

12/31/2020	$10.43	$0.34	$0.66	$1.00	$(0.35)	$0.00	$0.00	$(0.35)

12/31/2019	9.94	0.38	0.52	0.90	(0.41)	0.00	0.00	(0.41)

12/31/2018	10.30	0.36	(0.34)	0.02	(0.38)	0.00	0.00	(0.38)

12/31/2017	10.05	0.39	0.25	0.64	(0.29)	0.00	(0.10)	(0.39)

12/31/2016	10.42	0.44	(0.36)	0.08	(0.38)	0.00	(0.07)	(0.45)

Series LD

12/31/2020	$9.40	$0.35	$0.23	$0.58	$(0.36)	$0.00	$0.00	$(0.36)

12/31/2019	9.40	0.36	0.00	0.36	(0.36)	0.00	0.00	(0.36)

12/31/2018	9.73	0.38	(0.28)	0.10	(0.42)	0.00	(0.01)	(0.43)

12/31/2017	9.77	0.37	(0.02)	0.35	(0.39)	0.00	0.00	(0.39)

12/31/2016	9.83	0.37	0.03	0.40	(0.46)	0.00	0.00	(0.46)

Series M

12/31/2020	$10.48	$0.41	$0.53	$0.94	$(0.41)	$(0.33)	$0.00	$(0.74)

12/31/2019	10.14	0.47	0.37	0.84	(0.50)	0.00	0.00	(0.50)

12/31/2018	10.31	0.46	(0.24)	0.22	(0.39)	0.00	0.00	(0.39)

12/31/2017	9.95	0.45	0.49	0.94	(0.49)	(0.09)	0.00	(0.58)

12/31/2016	9.87	0.58	0.27	0.85	(0.49)	(0.28)	0.00	(0.77)

Series R

12/31/2020	$9.40	$0.22	$1.33	$1.55	$(0.21)	$0.00	$0.00	$(0.21)

12/31/2019	8.68	0.26	0.70	0.96	(0.24)	0.00	0.00	(0.24)

12/31/2018	9.26	0.37	(0.60)	(0.23)	(0.35)	0.00	0.00	(0.35)

12/31/2017	9.13	0.35	0.11	0.46	(0.17)	0.00	(0.16)	(0.33)

12/31/2016	8.94	0.35	0.16	0.51	(0.13)	0.00	(0.19)	(0.32)

Series TE

12/31/2020	$10.39	$0.36	$0.37	$0.73	$(0.36)	$0.00	$0.00	$(0.36)

12/31/2019	9.94	0.38	0.45	0.83	(0.38)	0.00	0.00	(0.38)

12/31/2018	10.22	0.38	(0.28)	0.10	(0.38)	0.00	0.00	(0.38)

12/31/2017	9.75	0.36	0.47	0.83	(0.36)	0.00	0.00	(0.36)

12/31/2016	10.02	0.32	(0.27)	0.05	(0.32)	0.00	0.00	(0.32)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total investment return for a period of less than one year is not annualized.

(e)

The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios and PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program.

22	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)(d)	Net Assets End of Year (000s)	Expenses(e)	Expenses Excluding Waivers(e)	Expenses Excluding Interest Expense(e)	Expenses Excluding Interest Expense and Waivers(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.08	9.77%	$1,585,611	0.03%	0.03%	0.00%	0.00%	3.18%	562%

10.43	9.18	1,434,199	0.21	0.21	0.00	0.00	3.72	533

9.94	0.21	1,185,003	0.31	0.31	0.00	0.00	3.62	450

10.30	6.43	1,310,388	0.43	0.43	0.00	0.00	3.79	366

10.05	0.84	1,299,845	0.13	0.13	0.00	0.00	4.35	259

$9.62	6.28%	$108,895	0.66%	0.66%	0.00%	0.00%	3.63%	69%

9.40	3.85	79,806	2.98	2.98	0.00	0.00	3.82	88

9.40	1.07	82,684	3.02	3.02	0.00	0.00	3.94	290

9.73	3.64	86,101	1.30	1.30	0.00	0.00	3.76	230

9.77	4.17	31,609	0.69	0.69	0.00	0.00	3.83	1,395

$10.68	9.12%	$1,562,661	0.02%	0.02%	0.00%	0.00%	3.80%	635%

10.48	8.40	1,442,194	0.06	0.06	0.00	0.00	4.47	543

10.14	2.23	1,241,128	0.31	0.31	0.00	0.00	4.58	495

10.31	9.60	1,331,955	0.24	0.24	0.00	0.00	4.35	556

9.95	8.78	1,324,624	0.16	0.16	0.00	0.00	5.65	582

$10.74	16.58%	$157,315	0.26%	0.26%	0.00%	0.00%	2.13%	295%

9.40	11.10	130,421	1.35	1.35	0.00	0.00	2.80	357

8.68	(2.52)	115,407	1.29	1.29	0.00	0.00	4.16	231

9.26	5.16	142,081	0.62	0.62	0.00	0.00	3.81	225

9.13	5.68	150,112	0.42	0.42	0.00	0.00	3.81	311

$10.76	7.19%	$91,321	0.04%	0.04%	0.00%	0.00%	3.47%	57%

10.39	8.42	87,423	0.08	0.08	0.00	0.00	3.69	31

9.94	0.97	82,521	0.08	0.08	0.00	0.00	3.79	57

10.22	8.61	91,086	0.04	0.04	0.00	0.00	3.64	86

9.75	0.40	90,288	0.00	0.00	0.00	0.00	3.14	193

ANNUAL REPORT	DECEMBER 31, 2020	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	Series C	Series LD

Assets:

Investments, at value
Investments in securities*	$2,311,003	$182,205
Investments in Affiliates	1,404	2,809

Financial Derivative Instruments
Exchange-traded or centrally cleared	122	29
Over the counter	694	255
Cash	1	25
Deposits with counterparty	2,280	1,779
Foreign currency, at value	5,898	206
Receivable for investments sold	4,015	0
Receivable for investments sold on a delayed-delivery basis	120	0
Receivable for TBA investments sold	1,139,381	0
Receivable for Portfolio shares sold	1,085	862
Interest and/or dividends receivable	11,606	955
Dividends receivable from Affiliates	0	1
Reimbursement receivable from PIMCO	1	1
Other assets	17	0

Total Assets	3,477,627	189,127

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$46,085	$76,019
Payable for sale-buyback transactions	0	2,207
Payable for tender option bond floating rate certificates	0	0

Financial Derivative Instruments
Exchange-traded or centrally cleared	512	73
Over the counter	4,835	512
Payable for investments purchased	60,015	1,171
Payable for investments in Affiliates purchased	0	1
Payable for TBA investments purchased	1,768,845	0
Deposits from counterparty	7,072	40
Payable for Portfolio shares redeemed	412	2
Distributions payable	4,239	207
Other liabilities	1	0

Total Liabilities	1,892,016	80,232

Net Assets	$1,585,611	$108,895

Net Assets Consist of:

Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$143	$11
Paid in capital in excess of par	1,654,385	110,713
Distributable earnings (accumulated loss)	(68,917)	(1,829)

Net Assets	$1,585,611	$108,895

Shares Issued and Outstanding	143,146	11,322

Net Asset Value Per Share Outstanding(a)	$11.08	$9.62

Cost of investments in securities	$2,216,904	$178,835
Cost of investments in Affiliates	$1,403	$2,809
Cost of foreign currency held	$5,563	$226
Cost or premiums of financial derivative instruments, net	$(1,176)	$(917)

* Includes repurchase agreements of:	$45,822	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

24	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

Series M	Series R	Series TE

$2,293,069	$282,522	$93,439
154	0	502

48	55	0
1,141	366	0
1	1	0
1,229	2,058	109
940	993	0
1	6,401	0
0	20,053	0
1,243,530	80,099	0
1,441	346	15
9,653	609	832
0	0	1
1	1	1
17	0	83

3,551,225	393,504	94,982

$21,054	$1,450	$0
0	113,087	0
0	0	3,378

1	138	6
3,916	999	0
23,890	0	0
0	0	1
1,926,626	119,865	0
8,534	250	0
398	261	0
4,144	137	276
1	2	0

1,988,564	236,189	3,661

$1,562,661	$157,315	$91,321

$146	$15	$8
1,476,699	171,373	83,754
85,816	(14,073)	7,559

$1,562,661	$157,315	$91,321

146,364	14,649	8,488

$10.68	$10.74	$10.76

$2,224,789	$262,598	$84,970
$153	$0	$501
$678	$1,139	$0
$(315)	$(687)	$0

$14,424	$1,405	$379

ANNUAL REPORT	DECEMBER 31, 2020	25

Statements of Operations

Year Ended December 31, 2020
(Amounts in thousands†)	Series C	Series LD

Investment Income:

Interest	$48,242	$3,857
Dividends from Investments in Affiliates	3	10
Total Income	48,245	3,867

Expenses:

Interest expense	478	596
Miscellaneous expense	6	1
Total Expenses	484	597

Net Investment Income (Loss)	47,761	3,270

Net Realized Gain (Loss):

Investments in securities	58,577	832
Investments in Affiliates	18	(30)
Exchange-traded or centrally cleared financial derivative instruments	(8,719)	414
Over the counter financial derivative instruments	(8,425)	(299)
Short sales	0	(19)
Foreign currency	2,787	87

Net Realized Gain (Loss)	44,238	985

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	52,128	1,795
Investments in Affiliates	0	0
Exchange-traded or centrally cleared financial derivative instruments	(1,543)	(362)
Over the counter financial derivative instruments	(3,618)	(79)
Short sales	0	(2)
Foreign currency assets and liabilities	202	(12)

Net Change in Unrealized Appreciation (Depreciation)	47,169	1,340

Net Increase (Decrease) in Net Assets Resulting from Operations	$139,168	$5,595

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M	Series R	Series TE

$57,763	$3,346	$3,123
22	0	19
57,785	3,346	3,142

341	367	35
11	1	0
352	368	35

57,433	2,978	3,107

72,304	6,350	(145)
39	0	(28)
1,915	(3,685)	37
(9,977)	(1,303)	0
0	0	0
(139)	313	0

64,142	1,675	(136)

10,781	15,541	3,162
1	0	0
944	1,204	(14)
(1,185)	(469)	0
0	0	0
(336)	(135)	0

10,205	16,141	3,148

$131,780	$20,794	$6,119

ANNUAL REPORT	DECEMBER 31, 2020	27

Statements of Changes in Net Assets

	Series C		Series LD
(Amounts in thousands†)	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$47,761	$50,128	$3,270	$3,097
Net realized gain (loss)	44,238	22,792	985	(3,512)
Net change in unrealized appreciation (depreciation)	47,169	42,299	1,340	3,538

Net Increase (Decrease) in Net Assets Resulting from Operations	139,168	115,219	5,595	3,123

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(49,023)	(53,493)	(3,474)	(3,041)

Total Distributions(a)	(49,023)	(53,493)	(3,474)	(3,041)

Portfolio Share Transactions:

Receipts for shares sold	385,738	389,629	50,802	22,859
Issued as reinvestment of distributions	0	0	0	0
Cost of shares redeemed	(324,471)	(202,159)	(23,834)	(25,819)
Net increase (decrease) resulting from Portfolio share transactions	61,267	187,470	26,968	(2,960)

Total Increase (Decrease) in Net Assets	151,412	249,196	29,089	(2,878)

Net Assets:

Beginning of year	1,434,199	1,185,003	79,806	82,684
End of year	$1,585,611	$1,434,199	$108,895	$79,806

Shares of Beneficial Interest:

Shares sold	36,200	37,932	5,349	2,416
Shares redeemed	(30,580)	(19,623)	(2,517)	(2,723)
Net increase (decrease) in shares outstanding	5,620	18,309	2,832	(307)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

28	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M		Series R		Series TE
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$57,433	$60,891	$2,978	$3,625	$3,107	$3,138
64,142	26,963	1,675	1,475	(136)	382
10,205	19,494	16,141	8,282	3,148	3,308

131,780	107,348	20,794	13,382	6,119	6,828

(104,743)	(65,625)	(2,860)	(3,319)	(3,081)	(3,116)

(104,743)	(65,625)	(2,860)	(3,319)	(3,081)	(3,116)

417,883	357,879	47,094	38,254	17,411	8,488
1	0	0	0	0	0
(324,454)	(198,536)	(38,134)	(33,303)	(16,551)	(7,298)
93,430	159,343	8,960	4,951	860	1,190

120,467	201,066	26,894	15,014	3,898	4,902

1,442,194	1,241,128	130,421	115,407	87,423	82,521
$1,562,661	$1,442,194	$157,315	$130,421	$91,321	$87,423

39,535	34,276	4,627	4,216	1,676	829
(30,772)	(19,016)	(3,848)	(3,636)	(1,600)	(716)
8,763	15,260	779	580	76	113

ANNUAL REPORT	DECEMBER 31, 2020	29

Statements of Cash Flows

Year Ended December 31, 2020
(Amounts in thousands†)	Series LD	Series R

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$5,595	$20,794

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(143,109)	(762,878)
Proceeds from sales of long-term securities	118,598	707,370
(Purchases) Proceeds from sales of short-term portfolio investments, net	3,559	2,089
(Increase) decrease in deposits with counterparty	(748)	48
(Increase) decrease in receivable for investments sold	35,733	(64,934)
(Increase) decrease in interest and/or dividends receivable	127	22
(Increase) decrease in dividends receivable from Affiliates	(1)	0
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	82	(2,353)
Proceeds from (Payments on) over the counter financial derivative instruments	(277)	(1,648)
(Increase) decrease in reimbursement receivable from PIMCO	(1)	(1)
Increase (decrease) in payable for investments purchased	(8,546)	51,169
Increase (decrease) in deposits from counterparty	(20)	(2,553)
Proceeds from (Payments on) short sales transactions, net	(953)	0
Proceeds from (Payments on) foreign currency transactions	75	178
Net Realized (Gain) Loss
Investments in securities	(832)	(6,350)
Investments in Affiliates	30	0
Exchange-traded or centrally cleared financial derivative instruments	(414)	3,685
Over the counter financial derivative instruments	299	1,303
Short sales	19	0
Foreign currency	(87)	(313)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(1,795)	(15,541)
Exchange-traded or centrally cleared financial derivative instruments	362	(1,204)
Over the counter financial derivative instruments	79	469
Short sales	2	0
Foreign currency assets and liabilities	12	135
Net amortization (accretion) on investments	469	547
Net Cash Provided by (Used for) Operating Activities	8,258	(69,966)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	50,097	46,782
Payments on shares redeemed	(23,832)	(37,878)
Cash distributions paid	(3,531)	(3,129)
Proceeds from reverse repurchase agreements	606,118	13,530
Payments on reverse repurchase agreements	(627,913)	(23,872)
Proceeds from sale-buyback transactions	216,105	987,628
Payments on sale-buyback transactions	(225,221)	(912,873)
Net Cash Received from (Used for) Financing Activities	(8,177)	70,188

Net Increase (Decrease) in Cash and Foreign Currency	81	222

Cash and Foreign Currency:

Beginning of year	150	772
End of year	$231	$994

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$664	$351

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

30	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series C

December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 145.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042		$5,839	$5,497

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		5,271	4,811

Total Loan Participations and Assignments (Cost $11,040)			10,308

CORPORATE BONDS & NOTES 44.3%

BANKING & FINANCE 27.8%

Ares Finance Co. LLC
3.250% due 06/15/2030		4,950	5,248

Aviation Capital Group LLC
3.500% due 11/01/2027		1,300	1,303

Bank of America Corp.
3.419% due 12/20/2028 •		25,728	29,108

Barclays Bank PLC
7.625% due 11/21/2022 (c)		2,952	3,285

Barclays PLC
3.375% due 04/02/2025 •	EUR	2,300	3,102

BNP Paribas S.A.
4.400% due 08/14/2028		$14,700	17,436
4.705% due 01/10/2025 •		8,000	8,898

BPCE S.A.
5.150% due 07/21/2024		1,000	1,140

Brookfield Finance, Inc.
3.500% due 03/30/2051		7,100	7,604

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		4,000	4,400

CI Financial Corp.
3.200% due 12/17/2030		2,500	2,564

Cooperatieve Rabobank UA
4.375% due 08/04/2025		6,300	7,193
6.625% due 06/29/2021 •(b)(c)	EUR	800	1,006

Credit Agricole S.A.
6.500% due 06/23/2021 •(b)(c)		1,100	1,377
7.500% due 06/23/2026 •(b)(c)	GBP	100	164

Credit Suisse AG
6.500% due 08/08/2023 (c)		$7,466	8,427

Credit Suisse Group AG
7.500% due 07/17/2023 •(b)(c)		10,000	10,925

Crown Castle International Corp.
4.300% due 02/15/2029		3,000	3,564

Deutsche Bank AG
2.129% due 11/24/2026 •(d)		1,400	1,432
3.961% due 11/26/2025 •		9,000	9,843
4.250% due 10/14/2021		16,975	17,410

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Discover Financial Services
4.500% due 01/30/2026		$7,000	$8,096

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		3,144	2,975

EPR Properties
3.750% due 08/15/2029		2,400	2,303

Erste Group Bank AG
8.875% due 10/15/2021 •(b)(c)	EUR	200	260

First American Financial Corp.
4.000% due 05/15/2030		$3,850	4,419

FleetBoston Financial Corp.
6.875% due 01/15/2028		2,120	2,800

Ford Motor Credit Co. LLC
2.748% due 06/14/2024	GBP	4,200	5,751
3.096% due 05/04/2023		$1,000	1,012
3.550% due 10/07/2022		5,000	5,109
3.810% due 01/09/2024		2,000	2,053
4.375% due 08/06/2023		7,000	7,280
5.584% due 03/18/2024		400	432
5.875% due 08/02/2021		1,000	1,025

GLP Capital LP
4.000% due 01/15/2030		2,278	2,479
5.250% due 06/01/2025		2,450	2,763
5.300% due 01/15/2029		3,150	3,675

Goldman Sachs Group, Inc.
3.850% due 01/26/2027		25,000	28,537

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		3,200	3,492

Harborwalk Funding Trust
5.077% due 02/15/2069 •		4,500	5,836

HSBC Holdings PLC
4.583% due 06/19/2029 •		4,000	4,733
5.875% due 09/28/2026 •(b)(c)	GBP	11,600	17,489
6.375% due 09/17/2024 •(b)(c)		$1,200	1,298
6.500% due 03/23/2028 •(b)(c)		200	225

ING Groep NV
4.625% due 01/06/2026		5,000	5,887

Intesa Sanpaolo SpA
3.375% due 01/12/2023		10,400	10,896
7.000% due 01/19/2021 •(b)(c)	EUR	200	245

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(b)(c)		$7,100	8,183

Morgan Stanley
3.591% due 07/22/2028 •		12,000	13,707
4.000% due 07/23/2025		6,900	7,901
7.500% due 04/02/2032 þ(d)		7,000	6,030

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	31

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MPT Operating Partnership LP
3.692% due 06/05/2028	GBP	1,600	$2,375

Natwest Group PLC
8.625% due 08/15/2021 •(b)(c)		$17,400	18,098

New York Life Insurance Co.
4.450% due 05/15/2069		7,000	9,417

Nissan Motor Acceptance Corp.
2.600% due 09/28/2022		1,900	1,950
3.875% due 09/21/2023		1,600	1,708

Nordea Bank Abp
6.625% due 03/26/2026 •(b)(c)		5,000	5,742

OneMain Finance Corp.
6.125% due 05/15/2022		7,700	8,181

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		7,700	8,403

Piper Jaffray Cos.
4.740% due 10/15/2021		4,000	4,010

SLM Student Loan Trust
0.585% (BP0003M + 0.550%) due 12/15/2039 ~	GBP	7,810	10,077

Societe Generale S.A.
5.375% due 11/18/2030 •(b)(c)		$5,400	5,739

Synchrony Financial
3.950% due 12/01/2027		1,100	1,234

Teachers Insurance & Annuity Association of America
3.300% due 05/15/2050		6,500	7,084

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	377	698
5.744% due 04/13/2040		1,054	1,984
5.801% due 10/13/2040		6,893	13,041

UBS AG
4.750% due 02/12/2026 •(c)	EUR	500	615
7.625% due 08/17/2022 (c)		$6,000	6,643

UBS Group AG
5.750% due 02/19/2022 •(b)(c)	EUR	2,500	3,208

Wells Fargo & Co.
2.879% due 10/30/2030 •		$10,000	10,913
4.150% due 01/24/2029		5,400	6,411

			439,851

INDUSTRIALS 14.5%

Air Canada Pass-Through Trust
3.750% due 06/15/2029		2,349	2,334
5.000% due 06/15/2025		4,031	3,991

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029		3,400	3,756

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines Pass-Through Trust
3.200% due 12/15/2029	$1,781	$1,744
3.375% due 11/01/2028	6,234	5,867
3.575% due 07/15/2029	2,185	2,173
3.650% due 02/15/2029	2,901	2,935
3.700% due 04/01/2028	2,810	2,652

Ashtead Capital, Inc.
4.250% due 11/01/2029	1,600	1,756

Bacardi Ltd.
4.450% due 05/15/2025	6,300	7,039

Bayer U.S. Finance LLC
4.375% due 12/15/2028	6,900	8,118

British Airways Pass-Through Trust
3.300% due 06/15/2034	2,962	2,968

Charter Communications Operating LLC
4.908% due 07/23/2025	800	930
5.125% due 07/01/2049	2,000	2,441

Citrix Systems, Inc.
3.300% due 03/01/2030	2,350	2,599

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	1,561	1,583
4.150% due 10/11/2025	1,072	1,082

DAE Funding LLC
5.250% due 11/15/2021	6,300	6,442

Dell International LLC
4.900% due 10/01/2026	1,000	1,181
5.300% due 10/01/2029	1,000	1,226
5.850% due 07/15/2025	1,300	1,563
6.020% due 06/15/2026	3,700	4,520
6.200% due 07/15/2030	2,000	2,602

Ecopetrol S.A.
5.875% due 09/18/2023	3,400	3,800

Energy Transfer Operating LP
3.750% due 05/15/2030	450	486
4.050% due 03/15/2025	500	549

EQM Midstream Partners LP
4.125% due 12/01/2026	800	807

Expedia Group, Inc.
6.250% due 05/01/2025	1,300	1,507

Ferguson Finance PLC
3.250% due 06/02/2030	2,500	2,792

Ford Foundation
2.815% due 06/01/2070	8,100	8,709

Huntsman International LLC
4.500% due 05/01/2029	1,700	1,961

Hyatt Hotels Corp.
3.225% (US0003M + 3.000%) due 09/01/2022 ~	6,000	6,069

Imperial Brands Finance PLC
3.875% due 07/26/2029	4,000	4,485

Kansas City Southern
4.200% due 11/15/2069	4,600	5,430

32	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kinder Morgan Energy Partners LP
3.500% due 03/01/2021	$300	$300

Kraft Heinz Foods Co.
3.000% due 06/01/2026	2,600	2,716

Las Vegas Sands Corp.
3.200% due 08/08/2024	2,600	2,755
3.500% due 08/18/2026	5,050	5,407

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	3,635	3,398

Magellan Health, Inc.
4.900% due 09/22/2024	8,500	8,977

Marvell Technology Group Ltd.
4.875% due 06/22/2028	5,500	6,502

Nissan Motor Co. Ltd.
3.522% due 09/17/2025	2,000	2,146

Northwest Airlines Pass-Through Trust
7.041% due 10/01/2023	850	835

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	5,421	5,021

Ooredoo International Finance Ltd.
5.000% due 10/19/2025	4,500	5,258

Sands China Ltd.
4.600% due 08/08/2023	15,400	16,393

Sutter Health
3.161% due 08/15/2040	9,800	10,416
3.361% due 08/15/2050	6,500	7,083

Syngenta Finance NV
4.441% due 04/24/2023	2,500	2,625

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	3,800	4,069

Total Capital International S.A.
3.386% due 06/29/2060	3,700	4,210

Trustees of the University of Pennsylvania
3.610% due 02/15/2119	6,500	7,343

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	639	593

United Airlines Pass-Through Trust
2.700% due 11/01/2033	4,926	4,774
2.875% due 04/07/2030	1,767	1,782
3.450% due 01/07/2030	1,894	1,877
4.000% due 10/11/2027	1,219	1,236
5.875% due 04/15/2029	12,100	13,107

Volkswagen Group of America Finance LLC
3.750% due 05/13/2030	1,300	1,502

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	1,400	1,662

		230,084

UTILITIES 2.0%

AT&T, Inc.
3.650% due 06/01/2051	10,000	10,471

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030	$2,500	$2,884

Jersey Central Power & Light Co.
4.700% due 04/01/2024	700	766

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	360	346

ONEOK, Inc.
2.750% due 09/01/2024	2,000	2,111

Pacific Gas & Electric Co.
3.300% due 12/01/2027	2,800	2,993
3.500% due 06/15/2025	1,200	1,299
3.750% due 07/01/2028	1,800	1,968
3.950% due 12/01/2047	2,400	2,490
4.300% due 03/15/2045	700	747
4.500% due 07/01/2040	1,800	2,012
4.550% due 07/01/2030	3,400	3,877

		31,964

Total Corporate Bonds & Notes (Cost $642,786)		701,899

MUNICIPAL BONDS & NOTES 2.7%

CALIFORNIA 0.3%

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	2,995	4,311

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2008
5.630% due 01/01/2022	95	96

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	114	124

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	1,095	1,306

		1,526

NEW JERSEY 0.4%

Rutgers The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	5,000	5,693

NEW YORK 0.8%

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
3.287% due 08/01/2069	11,700	12,531

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	33

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.2%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	$3,510	$3,522

VIRGINIA 0.3%

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	5,500	5,623

WEST VIRGINIA 0.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
4.875% due 06/01/2049	9,000	9,161

Total Municipal Bonds & Notes (Cost $39,748)		42,367

U.S. GOVERNMENT AGENCIES 41.6%

Freddie Mac
6.500% due 01/01/2038 - 10/01/2038	31	35

Ginnie Mae
3.000% (H15T1Y + 1.500%) due 01/20/2022 ~	1	1

Ginnie Mae, TBA
2.000% due 03/01/2051	78,200	81,511
2.500% due 02/01/2051 - 03/01/2051	77,400	81,764

Uniform Mortgage-Backed Security
4.000% due 09/01/2048 - 01/01/2049	20,899	22,314
4.500% due 08/01/2039 - 11/01/2041	173	195

Uniform Mortgage-Backed Security, TBA
2.000% due 02/01/2036 - 03/01/2051	329,900	341,867
2.500% due 03/01/2051	125,500	131,863

Total U.S. Government Agencies (Cost $656,256)		659,550

U.S. TREASURY OBLIGATIONS 16.2%

U.S. Treasury Bonds
1.250% due 05/15/2050 (f)	15,000	13,581
1.375% due 08/15/2050 (f)	20,600	19,254
2.250% due 08/15/2049 (f)(h)(j)	22,600	25,817
2.375% due 11/15/2049	39,700	46,553
3.000% due 02/15/2049	33,000	43,454

U.S. Treasury Notes
0.625% due 05/15/2030 (f)	72,600	70,944
0.875% due 11/15/2030 (h)(j)	5,000	4,981
1.500% due 02/15/2030	30,800	32,570

Total U.S. Treasury Obligations (Cost $242,821)		257,154

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 8.0%

Banc of America Funding Trust
3.500% due 01/20/2047 ^~		$36	$34

Bear Stearns Adjustable Rate Mortgage Trust
2.725% due 10/25/2033 ~		14	14
3.115% due 05/25/2034 ~		22	20

Bear Stearns ALT-A Trust
3.126% due 02/25/2036 ^~		446	378

Cascade Funding Mortgage Trust
4.000% due 10/25/2068 ~		2,160	2,236

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 ~		7,720	7,897

Citigroup Mortgage Loan Trust, Inc.
2.220% due 09/25/2035 •		67	68
2.290% due 09/25/2035 •		41	42

Countrywide Alternative Loan Trust
0.548% due 05/25/2036 •		41	36
6.000% due 08/25/2034		4,912	5,139

Countrywide Home Loan Mortgage Pass-Through Trust
0.788% due 03/25/2035 •		71	63
3.090% due 08/25/2034 ^~		6	6

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.785% due 07/25/2033 ~		2	2

Credit Suisse Mortgage Capital Certificates
3.490% due 08/26/2058		4,766	4,787

Credit Suisse Mortgage Capital Trust
2.691% due 03/25/2060 ~		8,761	8,783
3.036% due 10/27/2059 ~		8,216	8,310
3.322% due 10/25/2058 ~		8,437	8,518

Downey Savings & Loan Association Mortgage Loan Trust
0.412% due 08/19/2045 •		486	467
3.007% due 07/19/2044 ~		325	314

Eurosail PLC
0.991% due 06/13/2045 •	GBP	1,701	2,321

Finsbury Square PLC
0.854% due 03/16/2070 •		7,687	10,495

GreenPoint Mortgage Funding Trust
0.608% due 06/25/2045 •		$1,071	897

GreenPoint Mortgage Funding Trust Pass-Through Certificates
3.181% due 10/25/2033 ~		1	1

GSR Mortgage Loan Trust
2.930% due 03/25/2033 •		18	18
3.201% due 09/25/2035 ~		81	83
3.245% due 09/25/2035 ~		108	110

HarborView Mortgage Loan Trust
0.342% due 01/19/2038 •		114	107
0.832% due 06/20/2035 •		180	172

Hawksmoor Mortgage Funding PLC
1.104% due 05/25/2053 •	GBP	1,353	1,853

34	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HomeBanc Mortgage Trust
0.670% due 01/25/2036 •		$525	$511
3.143% due 04/25/2037 ^~		14	14

JPMorgan Mortgage Trust
2.230% due 11/25/2033 ~		13	13
2.588% due 07/25/2035 ~		91	94
3.059% due 07/25/2035 ~		186	185
3.344% due 02/25/2035 ~		10	10

MFA Trust
1.381% due 04/25/2065 ~		5,660	5,669
1.947% due 04/25/2065 ~		5,754	5,792

Morgan Stanley Capital Trust
2.428% due 04/05/2042 ~		5,000	5,304

Morgan Stanley Mortgage Loan Trust
2.657% due 08/25/2034 ~		799	808

RBSSP Resecuritization Trust
0.643% due 04/26/2037 •		492	486

Residential Accredit Loans, Inc. Trust
0.568% due 04/25/2046 •		800	335

Residential Mortgage Securities PLC
1.304% due 06/20/2070 •	GBP	8,510	11,709

Structured Adjustable Rate Mortgage Loan Trust
3.080% due 02/25/2034 ~		$25	25

Structured Asset Mortgage Investments Trust
0.768% due 09/25/2045 •		423	410

Towd Point Mortgage Funding
0.956% due 07/20/2045 •	GBP	12,710	17,385

Uropa Securities PLC
0.238% due 06/10/2059 •		5,974	7,856
0.388% due 06/10/2059 •		1,540	1,971
0.588% due 06/10/2059 •		1,205	1,479
0.788% due 06/10/2059 •		1,284	1,625

WaMu Mortgage Pass-Through Certificates Trust
0.768% due 01/25/2045 •		$51	50
0.888% due 11/25/2034 •		567	565
1.609% due 02/25/2046 •		388	384

Warwick Finance Residential Mortgages PLC
1.003% due 12/21/2049 •	GBP	1,107	1,514

Total Non-Agency Mortgage-Backed Securities (Cost $121,836)			127,365

ASSET-BACKED SECURITIES 23.4%

ACE Securities Corp. Home Equity Loan Trust
0.928% due 04/25/2034 •		$325	319

ALME Loan Funding DAC
0.750% due 01/15/2031 •	EUR	8,500	10,331

Ameriquest Mortgage Securities Trust
0.538% due 03/25/2036 •		$58	57

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.063% due 01/25/2035 •		4,558	4,537

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Anchorage Capital CLO Ltd.
1.607% due 07/15/2032 •		$4,200	$4,204

Atrium Corp.
1.046% due 04/22/2027 •		5,397	5,379

Aurium CLO DAC
0.670% due 04/16/2030 •	EUR	6,850	8,339

Bear Stearns Asset-Backed Securities Trust
0.348% due 12/25/2036 •		$430	430
0.883% due 09/25/2035 •		6,084	6,065
1.148% due 10/25/2037 •		99	99

BlueMountain Fuji Eur CLO DAC
0.910% due 01/15/2033 •	EUR	7,550	9,214

Cairn CLO BV
0.670% due 01/31/2030 •		5,550	6,773

Centex Home Equity Loan Trust
1.108% due 10/25/2035 •		$4,279	4,199

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
1.078% due 05/25/2035 •		3,499	3,491

CLNC FL1 Ltd.
1.402% due 08/20/2035 •		15,000	14,915

Conseco Finance Corp.
6.220% due 03/01/2030		15	15
6.530% due 02/01/2031 ~		1,516	1,473

Crown Point CLO Ltd.
1.388% due 10/20/2028 •		9,019	8,993

Denali Capital CLO LLC
1.265% due 10/26/2027 •		19,071	19,061

Dryden Senior Loan Fund
1.137% due 10/15/2027 •		6,984	6,966

ECAF Ltd.
3.473% due 06/15/2040		190	179
4.947% due 06/15/2040		392	358

ECMC Group Student Loan Trust
0.898% due 02/27/2068 •		6,485	6,413

Evans Grove CLO Ltd.
1.144% due 05/28/2028 ~		5,749	5,724

First Franklin Mortgage Loan Trust
0.883% due 09/25/2035 •		57	57

First NLC Trust
0.853% due 12/25/2035 •		263	263

Gallatin CLO Ltd.
1.537% (US0003M + 1.050%) due 07/15/2027 ~		12,675	12,654

Halcyon Loan Advisors European Funding DAC
0.770% due 01/18/2031 •	EUR	1,050	1,279

Harvest CLO DAC
0.630% due 11/18/2029 •		1,714	2,091

Jamestown CLO Ltd.
1.438% due 01/17/2027 •		$4,208	4,213

Jubilee CLO BV
0.257% due 12/15/2029 •	EUR	12,850	15,627

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	35

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Loomis Sayles CLO Ltd.
1.137% due 04/15/2028 •		$11,777	$11,739

M360 Advisors LLC
4.395% due 07/24/2028		1,044	1,045

MACH Cayman Ltd.
3.474% due 10/15/2039		2,199	2,135

Merrill Lynch Mortgage Investors Trust
0.268% due 02/25/2037 •		159	65

METAL LLC
4.581% due 10/15/2042		1,981	1,588

Morgan Stanley ABS Capital, Inc. Trust
0.793% due 09/25/2035 •		208	208
1.048% due 07/25/2034 •		9,901	9,973
1.398% due 07/25/2037 •		7,000	6,652

Morgan Stanley Mortgage Loan Trust
0.508% due 04/25/2037 •		109	53

Mountain View CLO Ltd.
1.037% due 10/15/2026 •		2,293	2,292

Navient Student Loan Trust
1.198% due 12/27/2066 •		13,279	13,462

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.033% due 09/25/2035 •		861	867

OCP CLO Ltd.
1.037% due 07/15/2027 •		1,289	1,285

Residential Asset Securities Corp. Trust
0.838% due 11/25/2035 •		3,400	3,383
1.108% due 08/25/2035 •		6,189	6,122

S-Jets Ltd.
3.967% due 08/15/2042		4,804	4,680

SLM Student Loan Trust
0.585% due 03/15/2038 •	GBP	17,327	22,565

Sound Point CLO Ltd.
1.289% due 10/20/2028 •(a)		$10,650	10,650

St Paul’s CLO DAC
0.850% due 04/25/2030 •	EUR	2,400	2,929

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		$3,981	3,970

Structured Asset Investment Loan Trust
0.853% due 03/25/2034 •		2,454	2,397

Symphony CLO Ltd.
1.117% due 04/15/2028 •		9,110	9,075

Telos CLO Ltd.
1.168% due 04/17/2028 •		2,141	2,134

TICP CLO Ltd.
1.058% due 04/20/2028 •		11,950	11,927

Toro European CLO DAC
0.650% due 04/15/2030 •	EUR	6,080	7,416

Towd Point Mortgage Trust
1.148% due 10/25/2059 •		$9,335	9,388

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
1.117% due 04/15/2027 •	$21,211	$21,104
1.256% due 04/20/2029 •(a)	27,430	27,431
1.448% due 04/20/2029 •	9,300	9,292

WAVE LLC
3.597% due 09/15/2044	2,339	2,289

Wells Fargo Home Equity Asset-Backed Securities Trust
1.198% due 10/25/2034 •	160	159

Total Asset-Backed Securities (Cost $366,009)		371,993

	SHARES
PREFERRED SECURITIES 6.0%

BANKING & FINANCE 5.5%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(b)(c)	2,800,000	3,501

Banco Santander S.A.
6.250% due 09/11/2021 •(b)(c)	400,000	501

Bank of America Corp.
5.875% due 03/15/2028 •(b)	6,700,000	7,587

Charles Schwab Corp.
4.000% due 12/01/2030 •(b)	10,400,000	10,998
4.625% due 03/01/2022 •(b)	4,503,000	4,593
5.000% due 12/01/2027 •(b)	5,000,000	5,344
5.375% due 06/01/2025 •(b)	1,000,000	1,116

JPMorgan Chase & Co.
3.684% (US0003M + 3.470%) due 04/30/2021 ~(b)	15,109,000	15,005
5.000% due 08/01/2024 •(b)	3,600,000	3,790

MetLife Capital Trust
7.875% due 12/15/2067	600,000	848

State Street Corp.
5.625% due 12/15/2023 •(b)(f)	14,000,000	14,802

Truist Financial Corp.
5.100% due 03/01/2030 •(b)	4,000,000	4,580

Wells Fargo & Co.
5.900% due 06/15/2024 •(b)	12,700,000	13,523

		86,188

36	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.5%

General Electric Co.
5.000% due 03/15/2021 •(b)	9,000,000	$8,357

Total Preferred Securities (Cost $90,586)		94,545

SHORT-TERM INSTRUMENTS 2.9%

REPURCHASE AGREEMENTS (e) 2.9%
		45,822

Total Short-Term Instruments (Cost $45,822)		45,822

Total Investments in Securities (Cost $2,216,904)		2,311,003

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	142,373	$1,404

Total Short-Term Instruments (Cost $1,403)		1,404

Total Investments in Affiliates (Cost $1,403)		1,404

Total Investments 145.8% (Cost $2,218,307)		$2,312,407

Financial Derivative Instruments (g)(i) (0.3)% (Cost or Premiums, net $(1,176))		(4,531)

Other Assets and Liabilities, net (45.5)%		(722,265)

Net Assets 100.0%		$1,585,611

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(c)	Contingent convertible security.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	2.129%	11/24/2026	11/17/2020	$1,400	$1,432	0.09%
Morgan Stanley	7.500	04/02/2032	02/11/2020	5,983	6,030	0.38

				$7,383	$7,462	0.47%

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	37

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	12/31/2020	01/04/2021	$3,422	U.S. Treasury Bills 0.000% due 12/30/2021	$(3,490)	$3,422	$3,422
JPS	0.110	01/04/2021	01/05/2021	19,000	U.S. Treasury Bonds 3.000% due 11/15/2044	(19,391)	19,000	19,000
SAL	0.070	12/31/2020	01/04/2021	23,400	U.S. Treasury Notes 0.125% due 12/31/2022	(23,876)	23,400	23,400

Total Repurchase Agreements						$(46,757)	$45,822	$45,822

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	0.160%	12/11/2020	01/11/2021		$(2,343)	$(2,343)
	0.160	12/16/2020	01/15/2021		(3,230)	(3,230)
	0.160	12/17/2020	01/14/2021		(195)	(196)
JPS	0.000	10/20/2020	01/21/2021		(2,370)	(2,370)
	0.020	10/28/2020	TBD	(3)	(4,828)	(4,828)
	0.120	11/13/2020	01/08/2021		(13,725)	(13,727)
SGY	0.110	12/16/2020	01/15/2021		(19,390)	(19,391)

Total Reverse Repurchase Agreements						$(46,085)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(5,769)	$0	$(5,769)	$5,765	$(4)
FICC	3,422	0	0	3,422	(3,490)	(68)
JPS	19,000	(20,925)	0	(1,925)	2,120	195)
SAL	23,400	0	0	23,400	(23,876)	(476)
SGY	0	(19,391)	0	(19,391)	19,522	131

Total Borrowings and Other Financing Transactions	$45,822	$(46,085)	$0

38	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(38,887)	$0	$0	$(38,887)
Preferred Securities	0	(2,370)	0	(4,828)	(7,198)

Total Borrowings	$0	$(41,257)	$0	$(4,828)	$(46,085)

Payable for reverse repurchase agreements					$(46,085)

(f)	Securities with an aggregate market value of $46,798 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(75,452) at a weighted average interest rate of 0.493%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond March Futures	03/2021	171	$(37,109)	$(13)	$12	$0
United Kingdom Long Gilt March Futures	03/2021	1,284	(237,991)	(2,582)	0	(509)

Total Futures Contracts				$(2,595)	$12	$(509)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2025	0.677%	$ 3,700	$(140)	$194	$54	$0	$(2)
Auchan Holding S.A.	1.000	Quarterly	12/20/2027	1.337	EUR 1,400	(81)	42	(39)	1	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.572	$ 5,800	(201)	277	76	2	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.682	3,400	(6)	45	39	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2024	0.764	1,800	(29)	46	17	1	0

Total Swap Agreements						$(457)	$604	$147	$4	$(3)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	39

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(5)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$118	$4	$122	$0	$(509)	$(3)	$(512)

(h)

Securities with an aggregate market value of $15,786 and cash of $2,280 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Unsettled variation margin asset of $106 for closed future agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2021		JPY	19,150	$		184	$0	$(1)
	01/2021	$		183		PLN	709	7	0
	01/2021			106		ZAR	1,667	7	0
	03/2021		INR	10,373	$		138	0	(3)
BPS	01/2021	$		1,301		CAD	1,687	24	0
	01/2021			62		PLN	241	2	0
	03/2021			770		TWD	21,567	0	(2)
BRC	01/2021			1,649		GBP	1,221	21	0
CBK	01/2021		JPY	1,867	$		18	0	0
	01/2021		RUB	453			6	0	0

40	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2021	$		379		JPY	39,268	$1	$0
	01/2021			3		PLN	11	0	0
	01/2021			43		ZAR	665	3	0
	02/2021		JPY	39,268	$		379	0	(2)
	02/2021		RUB	526			7	0	0
	03/2021		MXN	11,314			554	0	(10)
GLM	01/2021		RUB	564			7	0	0
	02/2021			1,439			19	0	(1)
	04/2021		COP	2,774,539			755	0	(55)
HUS	01/2021		EUR	2,267			2,762	0	(8)
	01/2021		GBP	100,475			134,269	0	(3,135)
	01/2021		JPY	3,449			33	0	0
	01/2021	$		2,226		EUR	1,838	19	0
	01/2021			156		PLN	596	3	0
	01/2021			56		ZAR	883	4	0
	02/2021		RUB	2,100	$		28	0	0
MYI	01/2021	$		1,061		GBP	779	4	0
	01/2021			12		PLN	44	0	0
SCX	01/2021		EUR	64,222	$		76,912	0	(1,545)
	02/2021			64,222			78,632	122	0
	03/2021		IDR	9,301,734			646	0	(12)
SSB	03/2021	$		193		KRW	214,767	5	0
TOR	01/2021		JPY	14,803	$		142	0	(2)
UAG	02/2021		RUB	4,660			62	0	(1)

Total Forward Foreign Currency Contracts								$222	$(4,777)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
GST	UBS AG	(1.000)%	Quarterly	09/20/2022	0.380%	$2,800	$(17)	$(14)	$0	$(31)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Brazil Government International Bond	1.000%	Quarterly	06/20/2022	0.568%	$ 9,250	$(644)	$707	$63	$0
BRC	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	1.020	800	66	(18)	48	0
CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.143	3,000	(52)	36	0	(16)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.033	200	(7)	7	0	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.143	2,200	(34)	23	0	(11)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.323	2,300	(21)	61	40	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.566	1,700	(14)	44	30	0
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	1.020	500	43	(13)	30	0
MYC	Barclays Bank PLC	1.000	Quarterly	12/20/2021	0.229	EUR 10,200	71	29	100	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	41

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	Mexico Government International Bond	1.000%	Quarterly	12/20/2024	0.566%	$ 6,700	$(48)	$166	$118	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.812	4,500	(62)	105	43	0

							$(702)	$1,147	$472	$(27)

Total Swap Agreements							$(719)	$1,133	$472	$(58)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$14	$0	$0	$14	$(4)	$0	$0	$(4)	$10	$0	$10
BPS	26	0	63	89	(2)	0	0	(2)	87	0	87
BRC	21	0	48	69	0	0	0	0	69	0	69
CBK	4	0	0	4	(12)	0	(16)	(28)	(24)	34	10
GLM	0	0	0	0	(56)	0	0	(56)	(56)	0	(56)
GST	0	0	100	100	0	0	(42)	(42)	58	0	58
HUS	26	0	0	26	(3,143)	0	0	(3,143)	(3,117)	2,591	(526)
MYC	0	0	261	261	0	0	0	0	261	(260)	1
MYI	4	0	0	4	0	0	0	0	4	0	4
SCX	122	0	0	122	(1,557)	0	0	(1,557)	(1,435)	2,140	705
SSB	5	0	0	5	0	0	0	0	5	0	5
TOR	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
UAG	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

Total Over the Counter	$222	$0	$472	$694	$(4,777)	$0	$(58)	$(4,835)

(j)

Securities with an aggregate market value of $4,764 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

42	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$118	$118
Swap Agreements	0	4	0	0	0	4

	$0	$4	$0	$0	$118	$122

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$222	$0	$222
Swap Agreements	0	472	0	0	0	472

	$0	$472	$0	$222	$0	$694

	$0	$476	$0	$222	$118	$816

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$509	$509
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$0	$509	$512

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,777	$0	$4,777
Swap Agreements	0	58	0	0	0	58

	$0	$58	$0	$4,777	$0	$4,835

	$0	$61	$0	$4,777	$509	$5,347

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	43

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(4,364)	$(4,364)
Swap Agreements	0	(3,926)	0	0	(429)	(4,355)

	$0	$(3,926)	$0	$0	$(4,793)	$(8,719)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,525)	$0	$(9,525)
Purchased Options	0	0	0	0	(21)	(21)
Written Options	0	349	0	0	0	349
Swap Agreements	0	772	0	0	0	772

	$0	$1,121	$0	$(9,525)	$(21)	$(8,425)

	$0	$(2,805)	$0	$(9,525)	$(4,814)	$(17,144)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(3,042)	$(3,042)
Swap Agreements	0	485	0	0	1,014	1,499

	$0	$485	$0	$0	$(2,028)	$(1,543)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,973)	$0	$(2,973)
Purchased Options	0	0	0	0	10	10
Written Options	0	(22)	0	0	0	(22)
Swap Agreements	0	(633)	0	0	0	(633)

	$0	$(655)	$0	$(2,973)	$10	$(3,618)

	$0	$(170)	$0	$(2,973)	$(2,018)	$(5,161)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$10,308	$0	$10,308
Corporate Bonds & Notes
Banking & Finance	0	439,851	0	439,851
Industrials	0	230,084	0	230,084
Utilities	0	31,964	0	31,964
Municipal Bonds & Notes
California	0	4,311	0	4,311
Illinois	0	1,526	0	1,526
New Jersey	0	5,693	0	5,693
New York	0	12,531	0	12,531
Texas	0	3,522	0	3,522
Virginia	0	5,623	0	5,623
West Virginia	0	9,161	0	9,161
U.S. Government Agencies	0	659,550	0	659,550
U.S. Treasury Obligations	0	257,154	0	257,154
Non-Agency Mortgage-Backed Securities	0	127,365	0	127,365

44	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Asset-Backed Securities	$0	$371,993	$0	$371,993
Preferred Securities
Banking & Finance	0	86,188	0	86,188
Industrials	0	8,357	0	8,357
Short-Term Instruments
Repurchase Agreements	0	45,822	0	45,822

	$0	$2,311,003	$0	$2,311,003

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,404	$0	$0	$1,404

Total Investments	$1,404	$2,311,003	$0	$2,312,407

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	12	4	0	16
Over the counter	0	694	0	694

	$12	$698	$0	$710

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(509)	(3)	0	(512)
Over the counter	0	(4,835)	0	(4,835)

	$(509)	$(4,838)	$0	$(5,347)

Total Financial Derivative Instruments	$(497)	$(4,140)	$0	$(4,637)

Totals	$907	$2,306,863	$0	$2,307,770

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	45

Schedule of Investments PIMCO Fixed Income SHares: Series LD

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 167.3%

CORPORATE BONDS & NOTES 108.3%

BANKING & FINANCE 57.9%

AerCap Ireland Capital DAC
3.950% due 02/01/2022	$500	$514

Air Lease Corp.
2.750% due 01/15/2023 (d)	1,300	1,344

Aircastle Ltd.
5.500% due 02/15/2022 (d)	1,500	1,563

Ally Financial, Inc.
1.450% due 10/02/2023 (d)	1,000	1,021

American Tower Corp.
3.375% due 05/15/2024 (d)	1,200	1,306

Aozora Bank Ltd.
2.550% due 09/09/2022 (d)	1,300	1,337
3.810% due 09/07/2021 (d)	700	714

Athene Global Funding
1.468% (US0003M + 1.230%) due 07/01/2022 ~(d)	2,000	2,016

Aviation Capital Group LLC
2.875% due 01/20/2022 (d)	1,100	1,114
6.750% due 04/06/2021	250	254

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023	400	426

Bank of New Zealand
3.500% due 02/20/2024 (d)	500	544

Barclays PLC
1.601% (US0003M + 1.380%) due 05/16/2024 ~	700	710
4.338% due 05/16/2024 •(d)	1,200	1,299

BGC Partners, Inc.
5.125% due 05/27/2021	300	303

BOC Aviation Ltd.
2.375% due 09/15/2021 (d)	800	805
3.000% due 05/23/2022 (d)	1,300	1,328

BPCE S.A.
1.652% due 10/06/2026 •	1,000	1,024

Cantor Fitzgerald LP
6.500% due 06/17/2022 (d)	200	216

Citigroup, Inc.
1.165% (US0003M + 0.950%) due 07/24/2023 ~(d)	1,500	1,514
1.322% (US0003M + 1.100%) due 05/17/2024 ~(d)	600	608

CK Hutchison International Ltd.
3.250% due 04/11/2024 (d)	1,000	1,071

Credit Suisse Group AG
1.460% (US0003M + 1.240%) due 06/12/2024 ~	700	710

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Danske Bank A/S
1.280% (US0003M + 1.060%) due 09/12/2023 ~(d)	$2,400	$2,408

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	56	53

Five Corners Funding Trust
4.419% due 11/15/2023 (d)	500	555

Ford Motor Credit Co. LLC
4.250% due 09/20/2022 (d)	1,400	1,447
5.750% due 02/01/2021	500	502

General Motors Financial Co., Inc.
3.450% due 04/10/2022	270	278
3.550% due 07/08/2022 (d)	2,000	2,087

HSBC Holdings PLC
1.600% (US0003M + 1.380%) due 09/12/2026 ~(d)	2,070	2,105

Hutchison Whampoa International Ltd.
4.625% due 01/13/2022	200	208

Hyundai Capital Services, Inc.
2.875% due 03/16/2021 (d)	1,000	1,004

LeasePlan Corp. NV
2.875% due 10/24/2024 (d)	1,700	1,798

Mitsubishi UFJ Financial Group, Inc.
1.075% (US0003M + 0.860%) due 07/26/2023 ~(d)	2,000	2,023

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021 (d)	1,000	1,012

Morgan Stanley
1.615% (US0003M + 1.400%) due 10/24/2023 ~(d)	1,500	1,529

Nationwide Building Society
3.622% due 04/26/2023 •(d)	500	520

Natwest Group PLC
1.691% (US0003M + 1.470%) due 05/15/2023 ~(d)	1,000	1,011
3.498% due 05/15/2023 •(d)	600	623
4.519% due 06/25/2024 •(d)	900	983

Navient Corp.
6.625% due 07/26/2021	400	409

Nissan Motor Acceptance Corp.
0.941% due 09/28/2022 •	1,400	1,388

Nomura Holdings, Inc.
1.851% due 07/16/2025	400	418
2.648% due 01/16/2025 (d)	1,700	1,816

OneMain Finance Corp.
6.125% due 05/15/2022	400	425
7.750% due 10/01/2021	600	632

ORIX Corp.
2.900% due 07/18/2022 (d)	1,200	1,244
3.200% due 01/19/2022	500	514

46	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Life Global Funding
1.200% due 06/24/2025 (d)		$1,100	$1,116

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		500	501
5.250% due 08/15/2022 (d)		700	735

QNB Finance Ltd.
1.214% (US0003M + 1.000%) due 05/02/2022 ~		400	402
1.664% (US0003M + 1.450%) due 08/11/2021 ~(d)		600	604

Reliance Standard Life Global Funding
2.750% due 01/21/2027 (d)		900	947

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021 (d)		1,200	1,213
2.650% due 07/15/2021		600	606
3.000% due 07/15/2022		300	308
3.550% due 04/15/2024		300	319

Societe Generale S.A.
1.488% due 12/14/2026 •(d)		1,600	1,615

Standard Chartered PLC
1.319% due 10/14/2023 •		300	303
1.430% (US0003M + 1.200%) due 09/10/2022 ~(d)		500	502
2.744% due 09/10/2022 •(d)		1,300	1,319

Synchrony Financial
2.850% due 07/25/2022 (d)		1,000	1,033

WEA Finance LLC
3.150% due 04/05/2022		300	305

Wells Fargo & Co.
2.509% due 10/27/2023 (c)	CAD	1,500	1,232
3.184% due 02/08/2024 (c)		1,500	1,256

			63,049

INDUSTRIALS 41.0%

AbbVie, Inc.
2.300% due 11/21/2022 (d)		$1,400	1,452
5.000% due 12/15/2021		400	413

Arrow Electronics, Inc.
3.500% due 04/01/2022 (d)		600	617

BAT Capital Corp.
3.222% due 08/15/2024 (d)		1,800	1,950
3.557% due 08/15/2027		400	445

Berry Global, Inc.
1.570% due 01/15/2026		1,000	1,010

Boeing Co.
2.700% due 05/01/2022 (d)		1,800	1,851
4.508% due 05/01/2023		300	324

Boral Finance Pty. Ltd.
3.000% due 11/01/2022 (d)		1,100	1,125

Broadcom, Inc.
3.459% due 09/15/2026 (d)		700	778
4.250% due 04/15/2026 (d)		1,100	1,261

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carrier Global Corp.
2.242% due 02/15/2025 (d)		$800	$848

Central Nippon Expressway Co. Ltd.
1.070% (US0003M + 0.850%) due 09/14/2021 ~(d)		1,400	1,405

Charter Communications Operating LLC
1.864% (US0003M + 1.650%) due 02/01/2024 ~		400	410
4.464% due 07/23/2022		1,200	1,265
4.500% due 02/01/2024		300	333

Crown Castle Towers LLC
3.222% due 05/15/2042 (d)		300	303

D.R. Horton, Inc.
4.375% due 09/15/2022 (d)		1,000	1,055

Daimler Canada Finance, Inc.
3.300% due 08/16/2022 (c)	CAD	900	737

Daimler Finance North America LLC
2.550% due 08/15/2022 (d)		$1,900	1,966

Dell International LLC
5.450% due 06/15/2023 (d)		400	443

Delta Air Lines, Inc.
3.625% due 03/15/2022		1,400	1,441

GATX Corp.
0.945% (US0003M + 0.720%) due 11/05/2021 ~		200	201

Gilead Sciences, Inc.
1.200% due 10/01/2027 (d)		700	706

Heathrow Funding Ltd.
4.875% due 07/15/2023		1,000	1,021

Hyundai Capital America
1.150% due 11/10/2022		700	701
2.850% due 11/01/2022		300	311

Imperial Brands Finance PLC
3.125% due 07/26/2024 (d)		650	697
3.750% due 07/21/2022 (d)		1,100	1,147

Kansas City Southern
3.000% due 05/15/2023 (d)		1,500	1,564

Kinder Morgan, Inc.
1.517% (US0003M + 1.280%) due 01/15/2023 ~(d)		1,300	1,313

Marriott International, Inc.
3.125% due 10/15/2021 (d)		2,000	2,027

Masco Corp.
5.950% due 03/15/2022		76	81

Nissan Motor Co. Ltd.
3.043% due 09/15/2023 (d)		1,000	1,046

Nutrition & Biosciences, Inc.
1.230% due 10/01/2025 (d)		1,000	1,011

Occidental Petroleum Corp.
1.671% (US0003M + 1.450%) due 08/15/2022 ~		900	882

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	47

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific National Finance Pty. Ltd.
6.000% due 04/07/2023 (d)	$1,000	$1,094

PeaceHealth Obligated Group
1.375% due 11/15/2025	300	306

Ryder System, Inc.
2.875% due 06/01/2022 (d)	1,200	1,240

Sabine Pass Liquefaction LLC
6.250% due 03/15/2022	1,100	1,158

Saudi Arabian Oil Co.
1.250% due 11/24/2023	1,100	1,115

Spirit AeroSystems, Inc.
1.017% (US0003M + 0.800%) due 06/15/2021 ~(d)	1,250	1,234
3.950% due 06/15/2023 (d)	1,100	1,080

Sprint Spectrum Co. LLC
3.360% due 03/20/2023 (d)	150	152

Syngenta Finance NV
3.933% due 04/23/2021	200	201

Valero Energy Corp.
1.367% (US0003M + 1.150%) due 09/15/2023 ~(d)	1,000	1,003

Volkswagen Group of America Finance LLC
2.700% due 09/26/2022 (d)	500	519

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024	800	876
4.950% due 09/15/2028	300	356

Woodside Finance Ltd.
3.650% due 03/05/2025	100	108

		44,582

UTILITIES 9.4%

AES Corp.
1.375% due 01/15/2026	1,300	1,313

AT&T, Inc.
1.111% (US0003M + 0.890%) due 02/15/2023 ~(d)	1,100	1,113

Duquesne Light Holdings, Inc.
5.900% due 12/01/2021	300	313

Enel Finance International NV
4.250% due 09/14/2023	200	219

FirstEnergy Corp.
2.850% due 07/15/2022 (d)	700	712

Israel Electric Corp. Ltd.
5.000% due 11/12/2024	400	453

Pacific Gas & Electric Co.
1.699% (US0003M + 1.480%) due 06/16/2022 ~	200	200
1.750% due 06/16/2022 (d)	1,700	1,705
2.100% due 08/01/2027 (d)	200	203
2.950% due 03/01/2026	100	106
3.250% due 06/15/2023	100	104
3.400% due 08/15/2024	200	213
3.850% due 11/15/2023	100	106

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Communications, Inc.
6.000% due 11/15/2022	$300	$325

Sprint Corp.
7.250% due 09/15/2021	1,100	1,146

Systems Energy Resources, Inc.
2.140% due 12/09/2025 (d)	1,700	1,704

Telstra Corp. Ltd.
3.125% due 04/07/2025	100	110

Verizon Communications, Inc.
1.321% (US0003M + 1.100%) due 05/15/2025 ~(d)	200	206

		10,251

Total Corporate Bonds & Notes (Cost $115,142)		117,882

MUNICIPAL BONDS & NOTES 1.0%

ILLINOIS 0.3%

Illinois State General Obligation Notes, Series 2020
5.375% due 05/01/2023	300	326

PENNSYLVANIA 0.7%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
0.345% (US0003M + 0.130%) due 10/25/2036 ~	784	774

Total Municipal Bonds & Notes (Cost $1,072)		1,100

U.S. GOVERNMENT AGENCIES 6.6%

Fannie Mae
0.600% due 09/25/2022 •	5	5
0.875% due 12/18/2026 (d)	5,000	5,012

Freddie Mac
2.209% due 07/15/2035 •	1,900	1,922
2.500% due 06/25/2034	120	120
4.159% due 01/15/2022 •	2	2

Ginnie Mae
0.602% due 10/20/2037 •	31	31
0.820% due 08/20/2061 •	2	2
0.940% due 05/20/2066 •	149	150

Total U.S. Government Agencies (Cost $7,209)		7,244

U.S. TREASURY OBLIGATIONS 1.2%

U.S. Treasury Notes
0.375% due 03/31/2022 (d)	1,300	1,305

Total U.S. Treasury Obligations (Cost $1,302)		1,305

48	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 15.1%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		$931	$932

AREIT Trust
2.779% due 04/15/2037 •		500	507

Avon Finance PLC
0.954% due 09/20/2048 •	GBP	875	1,196

Banc of America Funding Trust
0.752% due 02/20/2035 •		$3	3
2.809% due 09/20/2034 ~		37	37

Bancorp Commercial Mortgage Trust
1.209% due 09/15/2036 •		145	145

Bear Stearns Adjustable Rate Mortgage Trust
1.424% due 01/25/2034 ~		6	6
2.900% due 11/25/2034 ~		31	30
2.926% due 04/25/2033 ~		20	21

Brass PLC
0.921% due 11/16/2066 •		132	133

BXMT Ltd.
1.553% due 03/15/2037 •		1,100	1,105

Citigroup Mortgage Loan Trust
2.530% due 10/25/2035 •		3	3

Countrywide Alternative Loan Trust
0.468% due 07/25/2036 •		63	65

Credit Suisse First Boston Mortgage Securities Corp.
3.357% due 06/25/2033 ~		11	10
6.500% due 04/25/2033		45	47

GSR Mortgage Loan Trust
2.080% due 08/25/2033 •		56	54
3.201% due 09/25/2035 ~		3	3

Hawksmoor Mortgage Funding PLC
1.104% due 05/25/2053 •	GBP	803	1,100

Holmes Master Issuer PLC
0.657% due 10/15/2054 •		$506	506

Impac CMB Trust
0.788% due 03/25/2035 •		255	255
1.148% due 07/25/2033 •		172	167

JPMorgan Chase Commercial Mortgage Securities Trust
1.609% due 12/15/2031 •		1,000	980

JPMorgan Mortgage Trust
2.490% due 02/25/2034 ~		24	25
2.785% due 04/25/2035 ~		65	69
2.987% due 09/25/2034 ~		6	6
3.344% due 02/25/2035 ~		2	2
3.524% due 06/25/2035 ~		11	11

Jupiter PLC
0.000% due 06/01/2060 «•	GBP	200	271

Lanark Master Issuer PLC
1.026% due 12/22/2069 •		$950	952

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		896	901

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.639% due 06/15/2030 •	$12	$12
2.610% due 10/20/2029 •	9	9

Merrill Lynch Mortgage Investors Trust
0.608% due 04/25/2029 •	4	4
0.788% due 10/25/2028 •	3	3
3.640% due 02/25/2035 ~	85	89

MF1 Ltd.
1.278% due 12/25/2034 •	2,000	1,989

MFA Trust
1.381% due 04/25/2065 ~	566	567

Morgan Stanley Mortgage Loan Trust
2.745% due 11/25/2034 ~	4	4

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~	884	931
3.500% due 12/25/2057 ~	1,272	1,349

Prime Mortgage Trust
0.548% due 02/25/2034 •	5	5

Sequoia Mortgage Trust
0.852% due 10/19/2026 •	54	53
0.912% due 10/20/2027 •	6	6

Structured Asset Mortgage Investments Trust
0.732% due 07/19/2034 •	26	26
0.812% due 09/19/2032 •	7	7
6.268% due 06/25/2029 ~	4	4

Thornburg Mortgage Securities Trust
0.788% due 09/25/2043 •	5	4
3.335% due 04/25/2045 ~	14	14

VMC Finance LLC
1.073% due 10/15/2035 •	255	253

WaMu Mortgage Pass-Through Certificates Trust
0.548% due 06/25/2044 •	18	17
0.688% due 12/25/2045 •	127	126
0.728% due 10/25/2045 •	22	22
0.888% due 11/25/2034 •	46	46
2.009% due 06/25/2042 •	5	5

Wells Fargo Commercial Mortgage Trust
1.004% due 12/13/2031 •	1,000	980

Wells Fargo-RBS Commercial Mortgage Trust
1.603% due 06/15/2044 •	414	414

Total Non-Agency Mortgage-Backed Securities (Cost $16,311)		16,481

ASSET-BACKED SECURITIES 34.0%

Amortizing Residential Collateral Trust
1.148% due 10/25/2034 •	210	208

Bear Stearns Asset-Backed Securities Trust
0.948% due 10/27/2032 •	32	31
1.273% due 03/25/2035 •	1,000	989
1.348% due 01/25/2045 •	278	280

Carrington Mortgage Loan Trust
1.338% due 10/20/2029 •	1,000	997

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	49

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Funding Trust
0.888% due 10/25/2032 •		$57	$57

Countrywide Asset-Backed Certificates Trust
0.628% due 05/25/2036 •		500	489

Delta Funding Home Equity Loan Trust
0.979% due 09/15/2029 •		6	6

Fair Oaks Loan Funding DAC
1.900% due 07/15/2031 •	EUR	800	984

Finance America Mortgage Loan Trust
0.973% due 08/25/2034 •		$124	123

First Franklin Mortgage Loan Trust
0.468% due 04/25/2036 •		1,112	1,083

FirstKey Homes Trust
1.266% due 10/19/2037		500	504

Ford Auto Securitization Trust
0.887% due 08/15/2024	CAD	2,100	1,651

GSAMP Trust
0.408% due 06/25/2036 •		$800	775

Gulf Stream Meridian Ltd.
2.437% due 10/15/2029 •		900	905

Halcyon Loan Advisors Funding Ltd.
1.138% due 04/20/2027 •		348	347

Jamestown CLO Ltd.
1.388% due 10/20/2028 •		1,100	1,099

LCM LP
1.258% due 10/20/2027 •		250	250

MF1 Ltd.
1.859% due 11/15/2035 •		600	602

MidOcean Credit CLO
1.468% due 01/20/2029 •		800	800

Monarch Grove CLO
1.095% due 01/25/2028 •		1,150	1,142

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069		1,414	1,425
1.690% due 05/15/2069		1,737	1,774

New Century Home Equity Loan Trust
1.078% due 11/25/2034 •		722	704

NovaStar Mortgage Funding Trust
0.808% due 01/25/2036 •		1,265	1,257

Palmer Square CLO Ltd.
1.071% due 08/15/2026 •		477	476

Palmer Square Loan Funding Ltd.
1.024% due 02/20/2028 •		880	876
1.115% due 10/24/2027 •		1,007	1,005

PFS Financing Corp.
0.930% due 08/15/2024		200	201

RAAC Trust
0.698% due 01/25/2046 •		860	856

Residential Mortgage Loan Trust
1.648% due 09/25/2029 •		3	3

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
0.823% due 01/25/2035 •	$386	$371

SLM Student Loan Trust
0.767% due 12/15/2025 •	228	228
0.965% due 04/25/2023 •	615	598
1.715% due 04/25/2023 •	379	379
1.915% due 07/25/2023 •	308	309

SMB Private Education Loan Trust
0.998% due 09/15/2054 •	5,000	4,991
1.159% due 06/15/2027 •	99	100

SoFi Professional Loan Program LLC
3.020% due 02/25/2040	133	138

SP-Static CLO Ltd.
1.616% due 07/22/2028 •	913	913

Towd Point Mortgage Trust
1.148% due 05/25/2058 •	964	972
1.148% due 10/25/2059 •	855	860
1.636% due 04/25/2060 ~	1,829	1,864
2.710% due 01/25/2060 ~	634	657
3.000% due 11/25/2059 ~	672	679

Venture CLO Ltd.
1.256% due 04/20/2029 •(a)	900	900
1.448% due 04/20/2029 •	900	899

Zais CLO Ltd.
1.387% due 04/15/2028 •	244	243

Total Asset-Backed Securities (Cost $36,609)		37,000

SOVEREIGN ISSUES 0.2%

Export-Import Bank of India
1.213% (US0003M + 1.000%) due 08/21/2022 ~	250	250

Total Sovereign Issues (Cost $250)		250

	SHARES
PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

JPMorgan Chase & Co.
3.684% (US0003M + 3.470%) due 04/30/2021 ~(b)	440,000	437

Total Preferred Securities (Cost $440)		437

50	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.5%

MUNICIPAL BONDS & NOTES 0.5%

Illinois State General Obligation Notes, Series 2020
4.875% due 05/01/2021	$500	$506

Total Municipal Bonds & Notes (Cost $500)		506

Total Short-Term Instruments (Cost $500)		506

Total Investments in Securities (Cost $178,835)		182,205

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.6%

SHORT-TERM INSTRUMENTS 2.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.6%

PIMCO Short-Term Floating NAV Portfolio III	284,858	$2,809

Total Short-Term Instruments (Cost $2,809)		2,809

Total Investments in Affiliates (Cost $2,809)		2,809

Total Investments 169.9% (Cost $181,644)		$185,014

Financial Derivative Instruments (e)(f) (0.3)% (Cost or Premiums, net $(917))		(301)

Other Assets and Liabilities, net (69.6)%		(75,818)

Net Assets 100.0%		$108,895

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Daimler Canada Finance, Inc.	3.300%	08/16/2022	10/16/2020	$707	$737	0.68%
Wells Fargo & Co.	2.509	10/27/2023	10/14/2020	1,186	1,232	1.13
Wells Fargo & Co.	3.184	02/08/2024	10/06/2020	1,193	1,256	1.15

				$3,086	$3,225	2.96%

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	51

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BRC	0.350%	10/23/2020	TBD	(2)	$(184)	$(184)
FOB	0.300	09/21/2020	TBD	(2)	(3,666)	(3,669)
	0.300	10/08/2020	TBD	(2)	(5,323)	(5,327)
	0.300	10/09/2020	TBD	(2)	(962)	(963)
	0.300	10/14/2020	TBD	(2)	(11,485)	(11,493)
	0.300	10/21/2020	TBD	(2)	(772)	(773)
	0.300	12/10/2020	TBD	(2)	(780)	(780)
	0.350	11/04/2020	TBD	(2)	(232)	(232)
NOM	0.350	11/16/2020	TBD	(2)	(1,205)	(1,205)
SOG	0.320	10/13/2020	TBD	(2)	(15,888)	(15,900)
	0.320	11/19/2020	TBD	(2)	(1,390)	(1,390)
TDM	0.300	11/20/2020	TBD	(2)	(1,919)	(1,920)
	0.300	11/20/2020	TBD	(2)	(26,186)	(26,196)
	0.300	12/16/2020	TBD	(2)	(4,957)	(4,957)
UBS	0.350	11/13/2020	TBD	(2)	(1,029)	(1,030)

Total Reverse Repurchase Agreements						$(76,019)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BOS	0.150%	12/28/2020	01/04/2021	$(1,306)	$(1,306)
	0.170	12/29/2020	01/05/2021	(901)	(901)

Total Sale-Buyback Transactions					$(2,207)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BRC	$0	$(184)	$0	$(184)	$203	$19
FOB	0	(23,237)	0	(23,237)	24,995	1,758
NOM	0	(1,205)	0	(1,205)	1,281	76
SOG	0	(17,290)	0	(17,290)	18,168	878
TDM	0	(33,073)	0	(33,073)	34,920	1,847
UBS	0	(1,030)	0	(1,030)	1,203	173

Master Securities Forward Transaction Agreement
BOS	0	0	(2,207)	(2,207)	2,206	(1)

Total Borrowings and Other Financing Transactions	$0	$(76,019)	$(2,207)

52	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(75,433)	$(75,433)
Non-Agency Mortgage-Backed Securities	0	0	0	(586)	(586)

Total	$0	$0	$0	$(76,019)	$(76,019)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(2,207)	0	0	(2,207)

Total	$0	$(2,207)	$0	$0	$(2,207)

Total Borrowings	$0	$(2,207)	$0	$(76,019)	$(78,226)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(78,226)

(d)	Securities with an aggregate market value of $83,017 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(68,655) at a weighted average interest rate of 0.859%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Canada Bankers’ Acceptance December Futures	12/2022	147	$28,682	$2	$4	$0
3-Month Canada Bankers’ Acceptance March Futures	03/2023	149	29,053	(11)	5	0
3-Month Canada Bankers’ Acceptance September Futures	09/2022	6	1,171	1	0	0
90-Day Eurodollar December Futures	12/2022	209	52,117	39	5	0
U.S. Treasury 2-Year Note March Futures	03/2021	617	136,343	132	15	0

				$163	$29	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note March Futures	03/2021	400	$(50,466)	$(130)	$0	$(19)
U.S. Treasury 10-Year Ultra Long-Term Bond March Futures	03/2021	46	(7,193)	20	0	(10)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2021	10	(2,136)	34	0	(7)

				$(76)	$0	$(36)

Total Futures Contracts				$87	$29	$(36)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	53

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$16,200	$(879)	$(663)	$(1,542)	$0	$(32)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR(4)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$7,400	$0	$(4)	$(4)	$0	$0
3-Month USD-LIBOR(4)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	5,700	0	(3)	(3)	0	0

					$0	$(7)	$(7)	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	1.625%	Semi-Annual	01/06/2030	3,300	$(18)	$(232)	$(250)	$0	$(5)

Total Swap Agreements						$(897)	$(902)	$(1,799)	$0	$(37)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$29	$0	$29	$0	$(36)	$(37)	$(73)

Cash of $1,779 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute

54	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2021		AUD	5,501	$		4,062	$0	$(179)
	01/2021	$		4,019		JPY	417,935	28	0
BPS	01/2021		EUR	806	$		965	0	(19)
BRC	01/2021		JPY	49,200			476	0	0
	01/2021	$		2,337		AUD	3,149	91	0
GLM	01/2021		JPY	621,600	$		6,006	0	(15)
	02/2021	$		6,007		JPY	621,600	15	0
JPM	01/2021		AUD	2,608	$		1,919	0	(92)
MYI	01/2021	$		4,916		AUD	6,492	89	0
SCX	01/2021		AUD	1,523	$		1,122	0	(52)
	01/2021		GBP	1,769			2,365	0	(55)
TOR	01/2021		CAD	6,332			4,887	0	(87)
	01/2021	$		4,970		CAD	6,332	4	0
	01/2021			2,424		JPY	252,865	25	0
	02/2021		CAD	6,332	$		4,971	0	(4)

Total Forward Foreign Currency Contracts								$252	$(503)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Call - OTC AUD versus USD	$ 0.890	01/27/2021	8,000	$1	$0

Total Purchased Options					$1	$0

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2051	$101.563	01/07/2021	800	$(3)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2051	101.672	01/07/2021	1,200	(4)	0
JPM	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2051	103.594	01/14/2021	1,600	(6)	0
	Put - OTC Ginnie Mae, TBA 2.500% due 02/01/2051	103.773	02/11/2021	1,500	(2)	(1)
	Put - OTC Ginnie Mae, TBA 2.500% due 03/01/2051	104.000	03/11/2021	200	0	(1)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051 «	104.125	04/14/2021	600	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2051	102.188	02/04/2021	800	(2)	(2)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	55

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2051	$102.266	02/04/2021	900	$(2)	$(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.141	03/04/2021	400	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	104.141	03/04/2021	400	(1)	(1)

Total Written Options					$(23)	$(9)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
MYC	Barclays Bank PLC	1.000%	Quarterly	12/20/2021	0.229%	EUR	300	$2	$1	$3	$0

Total Swap Agreements								$2	$1	$3	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$28	$0	$0	$28	$(179)	$0	$0	$(179)	$(151)	$0	$(151)
BPS	0	0	0	0	(19)	0	0	(19)	(19)	0	(19)
BRC	91	0	0	91	0	0	0	0	91	0	91
GLM	15	0	0	15	(15)	0	0	(15)	0	0	0
JPM	0	0	0	0	(92)	(9)	0	(101)	(101)	0	(101)
MYC	0	0	3	3	0	0	0	0	3	0	3
MYI	89	0	0	89	0	0	0	0	89	0	89
SCX	0	0	0	0	(107)	0	0	(107)	(107)	0	(107)
TOR	29	0	0	29	(91)	0	0	(91)	(62)	0	(62)

Total Over the Counter	$252	$0	$3	$255	$(503)	$(9)	$0	$(512)

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

56	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$29	$29

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$252	$0	$252
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$252	$0	$255

	$0	$3	$0	$252	$29	$284

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$36	$36
Swap Agreements	0	32	0	0	5	37

	$0	$32	$0	$0	$41	$73

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$503	$0	$503
Written Options	0	0	0	0	9	9

	$0	$0	$0	$503	$9	$512

	$0	$32	$0	$503	$50	$585

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	57

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$11	$11
Futures	0	0	0	0	198	198
Swap Agreements	0	413	0	0	(208)	205

	$0	$413	$0	$0	$1	$414

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(375)	$0	$(375)
Purchased Options	0	0	0	(4)	(1)	(5)
Written Options	0	10	0	0	71	81

	$0	$10	$0	$(379)	$70	$(299)

	$0	$423	$0	$(379)	$71	$115

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	51	51
Swap Agreements	0	(304)	0	0	(111)	(415)

	$0	$(304)	$0	$0	$(58)	$(362)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(95)	$0	$(95)
Written Options	0	0	0	0	15	15
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$(95)	$15	$(79)

	$0	$(303)	$0	$(95)	$(43)	$(441)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$63,049	$0	$63,049
Industrials	0	44,582	0	44,582
Utilities	0	10,251	0	10,251
Municipal Bonds & Notes
Illinois	0	326	0	326
Pennsylvania	0	774	0	774
U.S. Government Agencies	0	7,244	0	7,244
U.S. Treasury Obligations	0	1,305	0	1,305
Non-Agency Mortgage-Backed Securities	0	16,210	271	16,481
Asset-Backed Securities	0	37,000	0	37,000
Sovereign Issues	0	250	0	250
Preferred Securities
Banking & Finance	0	437	0	437
Short-Term Instruments
Municipal Bonds & Notes	0	506	0	506

	$0	$181,934	$271	$182,205

58	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,809	$0	$0	$2,809

Total Investments	$2,809	$181,934	$271	$185,014

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	29	0	0	29
Over the counter	0	255	0	255

	$29	$255	$0	$284

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(36)	(37)	0	(73)
Over the counter	0	(510)	(2)	(512)

	$(36)	$(547)	$(2)	$(585)

Total Financial Derivative Instruments	$(7)	$(292)	$(2)	$(301)

Totals	$2,802	$181,642	$269	$184,713

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	59

Schedule of Investments PIMCO Fixed Income SHares: Series M

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 146.7%

CORPORATE BONDS & NOTES 30.6%

BANKING & FINANCE 20.2%

Avolon Holdings Funding Ltd.
4.250% due 04/15/2026		$4,600	$4,959

Banco Santander Mexico S.A.
4.125% due 11/09/2022		26,100	27,568

Barclays Bank PLC
7.625% due 11/21/2022 (e)		1,342	1,493

Barclays PLC
3.375% due 04/02/2025 •	EUR	4,600	6,205
4.375% due 01/12/2026		$1,400	1,615
4.972% due 05/16/2029 •		3,100	3,720
6.375% due 12/15/2025 •(d)(e)	GBP	1,500	2,222
7.125% due 06/15/2025 •(d)(e)		200	306
8.000% due 06/15/2024 •(d)(e)		$3,800	4,239

BGC Partners, Inc.
5.375% due 07/24/2023		10,200	11,045

BPCE S.A.
4.625% due 07/11/2024		14,300	15,999

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		4,000	4,400

Citigroup, Inc.
2.976% due 11/05/2030 •		15,000	16,524

Credit Suisse AG
6.500% due 08/08/2023 (e)		16,000	18,058

Credit Suisse Group AG
6.250% due 12/18/2024 •(d)(e)		1,300	1,426
7.125% due 07/29/2022 •(d)(e)		12,000	12,681
7.500% due 12/11/2023 •(d)(e)		1,200	1,339

Crown Castle International Corp.
4.450% due 02/15/2026		8,000	9,261

CyrusOne LP
1.450% due 01/22/2027	EUR	7,500	9,286

Deutsche Bank AG
3.961% due 11/26/2025 •		$9,000	9,843
4.250% due 10/14/2021		800	821

Discover Financial Services
4.500% due 01/30/2026		4,500	5,205

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		4,000	4,480

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		4,300	4,394
3.810% due 01/09/2024		1,000	1,026

General Motors Financial Co., Inc.
3.950% due 04/13/2024		1,000	1,090

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •		4,500	5,190

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harborwalk Funding Trust
5.077% due 02/15/2069 •		$4,500	$5,836

HSBC Holdings PLC
2.099% due 06/04/2026 •		6,000	6,240
4.583% due 06/19/2029 •		3,400	4,023
6.000% due 05/22/2027 •(d)(e)		1,000	1,091

ING Groep NV
4.625% due 01/06/2026		5,200	6,123

Intesa Sanpaolo SpA
6.500% due 02/24/2021		2,300	2,318
7.000% due 01/19/2021 •(d)(e)	EUR	2,500	3,067

Lloyds Banking Group PLC
2.907% due 11/07/2023 •		$6,400	6,689
7.500% due 09/27/2025 •(d)(e)		6,000	6,915

Morgan Stanley
7.500% due 04/02/2032 þ(f)		8,000	6,891

Natwest Group PLC
4.800% due 04/05/2026		2,000	2,364

Ohio National Financial Services, Inc.
5.550% due 01/24/2030		6,300	6,606

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		800	802
5.250% due 08/15/2022		282	296

Piper Jaffray Cos.
4.740% due 10/15/2021		4,000	4,010

Sabra Health Care LP
3.900% due 10/15/2029		4,600	4,847

Santander Holdings USA, Inc.
3.244% due 10/05/2026		2,000	2,184

Santander UK Group Holdings PLC
3.373% due 01/05/2024 •		1,000	1,053

Service Properties Trust
5.000% due 08/15/2022		8,500	8,670

Teachers Insurance & Annuity Association of America
3.300% due 05/15/2050		5,000	5,449

Tesco Property Finance PLC
5.661% due 10/13/2041	GBP	98	185
5.744% due 04/13/2040		623	1,173
5.801% due 10/13/2040		680	1,286

UBS AG
5.125% due 05/15/2024 (e)		$4,700	5,192
7.625% due 08/17/2022 (e)		14,600	16,164

UBS Group AG
5.750% due 02/19/2022 •(d)(e)	EUR	1,600	2,053

UniCredit SpA
7.830% due 12/04/2023		$8,500	10,092

VEREIT Operating Partnership LP
4.875% due 06/01/2026		1,000	1,173

Volkswagen Bank GmbH
2.500% due 07/31/2026	EUR	4,000	5,462

60	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
3.584% due 05/22/2028 •	$600	$680
4.100% due 06/03/2026	400	459
4.150% due 01/24/2029	1,600	1,900

		315,688

INDUSTRIALS 8.7%

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029	3,500	3,866

American Airlines Pass-Through Trust
3.150% due 08/15/2033	5,791	5,700
3.375% due 11/01/2028	5,525	5,199
3.500% due 08/15/2033	579	509
4.000% due 01/15/2027	1,253	1,066
4.950% due 07/15/2024	2,235	2,133

Bacardi Ltd.
4.700% due 05/15/2028	1,000	1,187
5.150% due 05/15/2038	2,600	3,330

Bowdoin College
4.693% due 07/01/2112	6,600	8,039

Charter Communications Operating LLC
4.908% due 07/23/2025	100	116

Citrix Systems, Inc.
4.500% due 12/01/2027	3,100	3,648

Conagra Brands, Inc.
4.850% due 11/01/2028	100	124

CVS Pass-Through Trust
7.507% due 01/10/2032	5,458	6,710

DAE Funding LLC
5.250% due 11/15/2021	6,200	6,340

Dell International LLC
6.020% due 06/15/2026	8,700	10,628
6.100% due 07/15/2027	900	1,119
6.200% due 07/15/2030	1,300	1,692

Energy Transfer Operating LP
4.200% due 04/15/2027	300	331

General Electric Co.
5.875% due 01/14/2038	508	689

Kinder Morgan, Inc.
7.750% due 01/15/2032	2,200	3,193

Marvell Technology Group Ltd.
4.875% due 06/22/2028	6,300	7,448

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	5,950	6,225
4.810% due 09/17/2030	2,100	2,370

Odebrecht Oil & Gas Finance Ltd.
0.000% due 02/01/2021 (c)(d)	46	0

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	1,700	1,825

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petroleos Mexicanos
5.500% due 02/24/2025	EUR	13,000	$17,410

Prosus NV
3.680% due 01/21/2030		$5,500	5,995

Sabine Pass Liquefaction LLC
5.750% due 05/15/2024		8,300	9,492
6.250% due 03/15/2022		5,400	5,685

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		3,800	4,069

Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023	EUR	1,125	1,332

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		$3,983	3,314

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024		2,500	2,738

Yara International ASA
3.148% due 06/04/2030		2,000	2,168

			135,690

UTILITIES 1.7%

AT&T, Inc.
3.650% due 06/01/2051		10,000	10,471

IPALCO Enterprises, Inc.
4.250% due 05/01/2030		2,600	3,011

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		8	8

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)		94	25

Pacific Gas & Electric Co.
3.150% due 01/01/2026		3,200	3,412
3.400% due 08/15/2024		1,000	1,065
3.450% due 07/01/2025		1,300	1,410
3.500% due 06/15/2025		1,100	1,191
4.500% due 07/01/2040		1,500	1,677
4.550% due 07/01/2030		1,300	1,482
4.750% due 02/15/2044		3,000	3,378

			27,130

Total Corporate Bonds & Notes (Cost $447,386)			478,508

MUNICIPAL BONDS & NOTES 4.5%

CALIFORNIA 0.7%

Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040		3,500	5,571

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2020
3.706% due 05/15/2120		4,800	5,140

			10,711

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	61

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.1%

Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	$1,100	$1,381

NEW JERSEY 0.4%

Rutgers The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	5,800	6,604

NEW YORK 0.9%

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2018
3.960% due 08/01/2032	4,420	5,066

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
3.287% due 08/01/2069	8,000	8,569

		13,635

OHIO 0.1%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	900	1,342

PENNSYLVANIA 0.7%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	600	859

State Public School Building Authority, Pennsylvania Revenue Bonds, Series 2011
5.426% due 09/15/2026	8,500	10,009

		10,868

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	555	557

VIRGINIA 1.6%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	18,350	19,206

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	5,600	5,726

		24,932

Total Municipal Bonds & Notes (Cost $60,202)		70,030

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 44.8%

Fannie Mae
1.973% due 11/01/2032 •	$6	$6
2.123% due 10/01/2032 •	1	1
2.215% due 09/01/2032 •	6	6
2.220% due 09/01/2027 •	24	24
2.300% due 10/01/2034 •	38	38
2.473% due 05/01/2028 •	3	3
2.500% due 01/01/2033 •	14	14
3.576% due 05/01/2033 •	39	40
3.585% due 12/01/2034 •	34	35
4.269% due 03/25/2041 ~	8	9
4.326% due 05/25/2042 ~	9	10
6.500% due 07/18/2027	12	14

Freddie Mac
0.609% due 08/15/2029 - 12/15/2031 •	17	17
0.659% due 09/15/2030 •	3	3
0.709% due 03/15/2032 •	3	3
0.809% due 02/15/2024 •	191	190
1.309% due 09/15/2022 •	4	4
1.509% due 08/15/2023 •	1	1
2.375% due 08/01/2029 - 10/01/2032 •	31	30
2.625% due 10/01/2032 •	45	45
2.839% due 07/01/2032 •	2	2
3.040% due 02/01/2033 •	16	16
3.441% due 02/01/2029 •	17	17
3.455% due 08/01/2032 •	18	18
4.000% due 11/01/2047	25	27
6.000% due 12/15/2028	115	130
6.500% due 12/15/2023	1	1
7.000% due 04/01/2029 - 03/01/2030	7	7
7.500% due 08/15/2030	21	25

Ginnie Mae
2.250% (H15T1Y + 1.500%) due 07/20/2021 - 08/20/2026 ~	5	5
2.250% due 07/20/2027 - 07/20/2029 •	25	24
2.875% (H15T1Y + 1.500%) due 06/20/2021 - 06/20/2026 ~	27	28
2.875% due 04/20/2027 - 06/20/2032 •	26	27
3.000% (H15T1Y + 1.500%) due 01/20/2022 - 01/20/2026 ~	38	40
3.000% due 01/20/2027 - 03/20/2032 •	63	65
3.125% (H15T1Y + 1.500%) due 11/20/2023 - 10/20/2026 ~	16	16
3.125% due 10/20/2027 •	4	5
3.375% (H15T1Y + 2.000%) due 06/20/2022 ~	3	3

Ginnie Mae, TBA
2.500% due 02/01/2051 - 03/01/2051	222,700	234,979

62	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security
3.000% due 01/01/2046	$168	$177
3.500% due 05/01/2047	257	273
4.000% due 12/01/2044 - 03/01/2049	6,146	6,563
6.000% due 09/01/2022 - 12/01/2023	20	21
6.500% due 12/01/2028	1	1
7.010% due 08/01/2022	2	2

Uniform Mortgage-Backed Security, TBA
2.000% due 03/01/2036 - 03/01/2051	135,815	140,604
2.500% due 02/01/2051 - 03/01/2051	301,100	316,455

Vendee Mortgage Trust
6.500% due 09/15/2024	146	160

Total U.S. Government Agencies (Cost $696,949)		700,184

U.S. TREASURY OBLIGATIONS 13.6%

U.S. Treasury Bonds
1.250% due 05/15/2050 (h)	8,400	7,605
1.375% due 08/15/2050 (h)	14,200	13,273

U.S. Treasury Notes
0.625% due 08/15/2030	181,100	176,487
0.875% due 11/15/2030 (j)(l)	15,000	14,944

Total U.S. Treasury Obligations (Cost $215,154)		212,309

NON-AGENCY MORTGAGE-BACKED SECURITIES 17.5%

Adjustable Rate Mortgage Trust
2.746% due 01/25/2036 ^~	30	29
2.769% due 11/25/2035 ^~	33	30
3.045% due 11/25/2035 ^~	102	88
3.138% due 02/25/2036 ^~	110	84

American Home Mortgage Assets Trust
0.358% due 10/25/2046 •	473	317
0.528% due 09/25/2046 ^•	511	504
1.529% due 11/25/2046 •	545	235

Banc of America Alternative Loan Trust
6.000% due 07/25/2046 ^	113	110
16.614% due 09/25/2035 ^•	86	92

Banc of America Funding Trust
0.290% due 08/27/2036 ~	7,769	7,065
0.342% due 10/20/2036 •	121	111
0.358% due 04/25/2037 ^•	94	85
0.548% due 05/25/2037 ^•	90	80
0.752% due 05/20/2047 •	47	46
2.826% due 02/20/2036 ~	216	212
3.056% due 09/20/2047 ^~	97	84
3.221% due 04/20/2035 ^~	86	82
3.222% due 09/20/2046 ^~	66	62

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 03/25/2036 ^	$13	$13
5.831% due 04/25/2037 ~	600	608

Banc of America Mortgage Trust
3.094% due 07/25/2035 ^~	13	13
3.692% due 05/25/2035 ^~	466	460
3.901% due 02/25/2034 ~	113	114
5.500% due 09/25/2035 ^	276	272
5.500% due 05/25/2037 ^	106	94

BCAP LLC Trust
0.298% due 05/25/2047 ^•	55	52
0.368% due 05/25/2047 ^•	353	345
0.547% due 07/26/2036 ~	33	33
0.650% due 05/26/2035 •	14	14
1.348% due 10/25/2047 •	13,904	12,672
1.448% due 09/25/2047 •	80	79
1.584% due 11/26/2046 •	69	70
2.271% due 07/26/2036 ~	91	92
3.505% due 03/27/2037 ~	301	257
3.670% due 03/26/2037 ~	89	77
3.706% due 07/26/2036 ~	23	22

Bear Stearns Adjustable Rate Mortgage Trust
2.234% due 12/25/2046 ^•	628	552
2.410% due 10/25/2035 •	291	292
2.801% due 01/25/2034 ~	46	47
2.959% due 01/25/2035 ~	10	10
3.037% due 11/25/2034 ~	51	51
3.113% due 02/25/2034 ~	48	48
3.192% due 05/25/2034 ~	28	26
3.199% due 02/25/2036 ^~	70	68
3.202% due 10/25/2035 ~	48	49
3.328% due 03/25/2035 ~	45	44
3.454% due 06/25/2035 ^~	12	11
3.597% due 08/25/2035 ~	23	22
3.800% due 05/25/2047 ^~	164	160

Bear Stearns ALT-A Trust
0.588% due 04/25/2036 ^•	117	139
2.913% due 02/25/2036 ^~	32	31
2.935% due 06/25/2034 ~	1,836	1,646
3.021% due 01/25/2036 ~	4,191	4,008
3.126% due 02/25/2036 ^~	319	270
3.133% due 08/25/2036 ^~	313	266
3.369% due 05/25/2035 ~	67	68
3.491% due 11/25/2036 ^~	96	67
3.706% due 05/25/2036 ^~	468	322
4.428% due 07/25/2035 ^~	479	405

Bear Stearns Mortgage Funding Trust
0.338% due 01/25/2037 •	76	69

Bear Stearns Mortgage Securities, Inc.
6.269% due 03/25/2031 ~	2	2

Bear Stearns Structured Products, Inc. Trust
2.984% due 01/26/2036 ^~	561	461

Benchmark Mortgage Trust
2.952% due 08/15/2057	4,565	5,113

Cascade Funding Mortgage Trust
2.800% due 06/25/2069 ~	3,370	3,416

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	63

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Mortgage Finance Trust
3.213% due 09/25/2036 ^~	$1,037	$937
3.647% due 03/25/2037 ^~	58	57
3.727% due 03/25/2037 ^~	32	31
6.000% due 05/25/2037 ^	116	82

ChaseFlex Trust
0.448% due 07/25/2037 •	170	152
4.132% due 08/25/2037 ^þ	33	32
5.000% due 07/25/2037 ^	87	64

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.378% due 10/25/2035 •	1,188	1,163

Citigroup Mortgage Loan Trust
0.588% due 01/25/2037 •	2,926	2,665
2.316% due 09/25/2037 ~	74	74
2.520% due 11/25/2035 •	36	35
2.530% due 10/25/2035 •	65	66
2.900% due 10/25/2046 ^~	152	146
3.125% due 08/25/2035 ~	15	15
3.228% due 09/25/2059 þ	7,968	8,043
3.258% due 04/25/2066 ~	174	178
3.358% due 07/25/2037 ^~	733	692
3.361% due 09/25/2037 ^~	375	365
3.670% due 03/25/2037 ^~	61	57
5.500% due 12/25/2035	154	117
6.250% due 11/25/2037 ~	108	74

Citigroup Mortgage Loan Trust, Inc.
3.007% due 08/25/2035 ~	557	570
3.026% due 12/25/2035 ^~	88	61

CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^	119	121

Community Program Loan Trust
4.500% due 04/01/2029	48	49

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	118	83

Countrywide Alternative Loan Trust
0.288% due 08/25/2037 •	526	495
0.318% due 01/25/2037 ^•	45	55
0.328% due 11/25/2036 •	67	70
0.328% due 05/25/2047 •	1,001	937
0.332% due 02/20/2047 ^•	1,201	926
0.338% due 07/25/2046 ^•	63	59
0.362% due 07/20/2046 ^•	39	31
0.488% due 11/25/2036 •	100	112
0.498% due 11/25/2036 •	6,025	5,600
0.528% due 09/25/2046 ^•	335	318
0.588% due 05/25/2035 •	1,470	1,351
0.648% due 05/25/2035 ^•	2,349	2,082
0.648% due 06/25/2035 •	93	86
0.668% due 07/25/2035 •	104	101
0.668% due 12/25/2035 •	737	685
0.768% due 08/25/2035 ^•	136	121
0.768% due 10/25/2035 •	38	33
1.608% due 11/25/2035 •	893	893

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.609% due 02/25/2036 •	$391	$364
1.859% due 11/25/2047 ^•	760	662
1.989% due 11/25/2047 ^•	2,110	1,852
2.878% due 11/25/2035 ^~	82	71
3.114% due 05/25/2036 ~	26	21
3.124% due 08/25/2035 ~	167	161
3.446% due 06/25/2037 ^~	115	104
5.500% due 11/25/2035	96	75
5.500% due 02/25/2036 ^	63	53
5.750% due 03/25/2037 ^•	111	88
5.750% due 07/25/2037 ^	18	15
5.750% due 04/25/2047 ^	120	96
6.000% due 12/25/2034	63	63
6.000% due 03/25/2036 ^	187	131
6.000% due 08/25/2036 ^•	62	51
6.000% due 08/25/2036 ^	605	500
6.000% due 02/25/2037 ^	460	296
6.000% due 04/25/2037	11,192	11,323
6.000% due 04/25/2037 ^	77	61
6.000% due 05/25/2037 ^	379	243
6.000% due 08/25/2037 ^•	408	299
6.250% due 11/25/2036 ^	81	73
6.500% due 05/25/2036 ^	1,459	1,071
6.500% due 12/25/2036 ^	67	45
6.500% due 08/25/2037 ^	375	238
19.393% due 07/25/2035 •	37	46

Countrywide Home Loan Mortgage Pass-Through Trust
0.608% due 05/25/2035 •	67	60
0.688% due 02/25/2035 •	12	12
0.768% due 03/25/2035 •	211	202
0.828% due 03/25/2036 •	152	79
0.888% due 02/25/2035 •	288	262
0.928% due 02/25/2035 •	244	222
2.195% due 02/20/2036 ^•	22	20
2.443% due 10/20/2035 ~	21	20
2.627% due 04/25/2035 ^~	35	4
2.749% due 11/25/2034 ~	58	58
2.919% due 08/25/2034 ^~	39	37
2.993% due 08/25/2034 ~	3,638	3,658
3.209% due 05/20/2036 ^~	112	114
3.217% due 11/25/2037 ~	140	125
3.328% due 02/20/2036 ~	173	171
3.366% due 01/25/2036 ^~	59	56
3.575% due 06/25/2034 ~	574	606
3.592% due 05/20/2036 ~	45	43
5.500% due 07/25/2037 ^	310	223
5.750% due 12/25/2035 ^	83	64
6.000% due 02/25/2037 ^	309	237
6.000% due 03/25/2037 ^	115	87
6.000% due 07/25/2037	192	125
6.500% due 11/25/2036 ^	737	465

Countrywide Home Loan Reperforming REMIC Trust
6.000% due 03/25/2035 ^	56	57

Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032 ~	12	11
1.298% due 09/25/2034 ^•	53	57

64	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Certificates
0.810% due 12/27/2035 •		$44	$44
3.300% due 04/26/2038 ~		369	370
3.490% due 08/26/2058		4,678	4,698
3.759% due 04/28/2037 ~		277	275

Credit Suisse Mortgage Capital Trust
0.630% due 05/27/2037 •		16	16

Deutsche ALT-A Securities, Inc.
0.448% due 04/25/2037 •		296	202

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.308% due 01/25/2047 •		34	37
0.338% due 08/25/2047 •		300	281

Deutsche Mortgage & Asset Receiving Corp.
0.630% due 11/27/2036 •		192	188

Downey Savings & Loan Association Mortgage Loan Trust
0.472% due 07/19/2045 ^•		7	0

Eurosail PLC
0.991% due 06/13/2045 •	GBP	3,559	4,846

First Horizon Alternative Mortgage Securities Trust
2.556% due 01/25/2036 ^~		$191	137
2.568% due 04/25/2036 ^~		98	93

First Horizon Mortgage Pass-Through Trust
3.140% due 11/25/2037 ^~		43	41

GMAC Mortgage Corp. Loan Trust
3.372% due 11/19/2035 ^~		108	103

GreenPoint Mortgage Funding Trust
0.348% due 12/25/2046 ^•		292	271

GS Mortgage Securities Trust
3.602% due 10/10/2049 ~		5,000	5,066

GSC Capital Corp. Mortgage Trust
0.508% due 05/25/2036 ^•		104	99

GSR Mortgage Loan Trust
2.780% due 11/25/2035 ~		105	74
2.968% due 09/25/2035 ~		49	50
3.201% due 09/25/2035 ~		129	133
3.402% due 09/25/2034 ~		52	53
3.678% due 04/25/2035 ~		26	25
3.796% due 04/25/2035 ~		42	42

HarborView Mortgage Loan Trust
0.342% due 01/19/2038 •		38	36
0.357% due 12/19/2036 •		6,187	5,567
0.392% due 12/19/2036 ^•		4,307	4,123
0.402% due 01/19/2038 ^•		27	22
0.592% due 05/19/2035 •		1,927	1,823
0.652% due 01/19/2036 •		108	78
0.820% due 07/19/2045 •		37	35
0.832% due 01/19/2035 •		34	33
2.995% due 12/19/2035 ^~		47	45
3.049% due 12/19/2035 ^~		97	67
3.863% due 06/19/2036 ^~		170	116

HomeBanc Mortgage Trust
0.508% due 12/25/2036 •		41	41

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac Secured Assets Trust
0.298% due 11/25/2036 •		$500	$468

IndyMac Mortgage Loan Trust
0.328% due 07/25/2047 •		271	213
0.338% due 09/25/2046 •		114	104
0.708% due 03/25/2035 •		136	133
0.748% due 11/25/2035 ^•		165	118
2.981% due 06/25/2037 ^~		82	77
3.011% due 10/25/2035 ~		638	560
3.064% due 11/25/2035 ^~		117	110
3.111% due 08/25/2036 ~		2,178	2,057
3.149% due 08/25/2035 ~		729	666
3.172% due 09/25/2035 ^~		73	71
3.205% due 06/25/2035 ^~		29	28
3.268% due 06/25/2036 ~		4,608	3,854
3.295% due 06/25/2036 ~		932	966

JPMorgan Alternative Loan Trust
0.468% due 10/25/2036 •		4,646	4,505
0.646% due 06/27/2037 •		2,577	2,083
2.712% due 12/25/2036 ~		9	9

JPMorgan Mortgage Trust
2.785% due 04/25/2035 ~		9	10
2.896% due 11/25/2035 ^~		46	44
2.964% due 11/25/2035 ^~		70	64
3.013% due 01/25/2037 ^~		15	13
3.059% due 07/25/2035 ~		231	230
3.260% due 07/25/2035 ~		190	194
3.267% due 04/25/2035 ~		18	19
3.396% due 09/25/2034 ~		111	114
3.413% due 06/25/2037 ^~		109	91
6.000% due 01/25/2036 ^		114	84

Jupiter PLC
0.000% due 06/01/2060 «•	GBP	17,500	23,724

Lavender Trust
6.250% due 10/26/2036		$256	189

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		2,866	2,883

Lehman Mortgage Trust
5.097% due 12/25/2035 ~		184	67
5.185% due 01/25/2036 ^~		96	98
6.000% due 07/25/2036 ^		70	51

Lehman XS Trust
0.338% due 11/25/2046 •		11,983	11,002
0.348% due 08/25/2046 ^•		51	49
0.378% due 04/25/2046 ^•		29	29
0.388% due 11/25/2046 ^•		12	10
0.418% due 02/25/2036 •		5,714	5,450

Luminent Mortgage Trust
0.318% due 12/25/2036 •		626	592
0.548% due 10/25/2046 •		161	152

MASTR Adjustable Rate Mortgages Trust
0.628% due 05/25/2037 •		113	66

MASTR Reperforming Loan Trust
7.000% due 05/25/2035		903	835
8.000% due 07/25/2035		860	848

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	65

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.610% due 10/20/2029 •	$31	$31

Merrill Lynch Alternative Note Asset Trust
0.308% due 01/25/2037 •	126	57
0.448% due 03/25/2037 •	895	358
6.000% due 05/25/2037 ^	162	157

Merrill Lynch Mortgage Investors Trust
0.608% due 04/25/2029 •	27	27
0.808% due 09/25/2029 •	29	29
0.808% due 11/25/2029 •	43	42
1.264% due 07/25/2029 •	24	24
2.430% due 02/25/2036 ~	29	30
2.650% due 11/25/2035 •	49	49
6.250% due 10/25/2036	1,737	1,166

Morgan Stanley Capital Trust
2.428% due 04/05/2042 ~	5,000	5,304

Morgan Stanley Dean Witter Capital, Inc. Trust
2.003% due 03/25/2033 ~	44	44

Morgan Stanley Mortgage Loan Trust
0.468% due 01/25/2035 •	24	24
2.579% due 06/25/2036 ~	60	63
2.998% due 07/25/2035 ~	1,913	1,835
6.000% due 10/25/2037 ^	75	59

Morgan Stanley Re-REMIC Trust
0.891% due 02/26/2037 •	162	149
2.638% due 03/26/2037 þ	85	77
5.500% due 10/26/2035 ~	8,225	7,317

Morgan Stanley Resecuritization Trust
0.770% due 01/26/2051 •	43	43

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^	393	406

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.323% due 02/25/2036 ^~	381	332

Nomura Resecuritization Trust
6.500% due 10/26/2037	6,523	4,703

RBSSP Resecuritization Trust
0.400% due 02/26/2037 •	413	414

Residential Accredit Loans, Inc. Trust
0.318% due 12/25/2036 •	273	259
0.348% due 05/25/2047 •	105	98
0.358% due 06/25/2037 •	93	80
0.398% due 08/25/2037 •	250	229
0.448% due 08/25/2035 •	120	102
0.948% due 10/25/2045 •	81	70
3.907% due 02/25/2035 ^~	235	200
5.246% due 02/25/2036 ^~	106	90
6.000% due 06/25/2036	4,154	4,054
8.000% due 04/25/2036 ^•	107	105

Residential Asset Securitization Trust
6.000% due 06/25/2036	184	120
6.000% due 11/25/2036 ^	129	73

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 03/25/2037 ^		$105	$62
6.250% due 11/25/2036 ^		89	52
6.500% due 04/25/2037 ^		1,152	458

Residential Funding Mortgage Securities, Inc. Trust
4.481% due 03/25/2035 ^~		1,091	732
6.000% due 09/25/2036 ^		179	168

Stratton Mortgage Funding PLC
0.841% due 03/12/2044 •	GBP	1,426	1,950

Structured Adjustable Rate Mortgage Loan Trust
0.468% due 10/25/2035 •		$997	968
0.883% due 06/25/2034 •		357	337
2.009% due 05/25/2035 ^•		326	276
2.673% due 10/25/2034 ~		31	32
3.134% due 10/25/2036 ^~		114	86
3.162% due 02/25/2036 ^~		243	222
3.273% due 07/25/2037 ^~		5	4
3.281% due 09/25/2036 ^~		2,811	2,431

Structured Asset Mortgage Investments Trust
0.328% due 09/25/2047 •		57	56
0.338% due 06/25/2036 •		4,834	4,784
0.338% due 07/25/2046 ^•		447	359
0.338% due 09/25/2047 •		777	737
0.358% due 09/25/2047 ^•		1,111	1,174
0.408% due 03/25/2037 •		90	38
0.548% due 05/25/2036 •		607	573
0.588% due 05/25/2046 •		916	477
0.668% due 05/25/2046 ^•		13	7
0.852% due 03/19/2034 •		215	211
0.852% due 02/19/2035 •		103	104
0.892% due 12/19/2033 •		233	232
3.625% due 02/25/2036 ^•		514	500

SunTrust Adjustable Rate Mortgage Loan Trust
3.143% due 02/25/2037 ^~		190	178

SunTrust Alternative Loan Trust
6.000% due 12/25/2035		371	373

TBW Mortgage-Backed Trust
5.965% due 07/25/2037 ~		3,488	1,767

Thornburg Mortgage Securities Trust
0.788% due 09/25/2043 •		163	163
0.888% due 09/25/2034 •		24	23
2.316% due 09/25/2037 ~		51	52

Towd Point Mortgage Funding
1.255% due 02/20/2054 •	GBP	14,241	19,524

Wachovia Mortgage Loan Trust LLC
2.502% due 10/20/2035 ~		$30	22

WaMu Mortgage Pass-Through Certificates Trust
0.688% due 12/25/2045 •		5	5
0.788% due 01/25/2045 •		157	156
0.888% due 11/25/2034 •		142	141
0.928% due 10/25/2044 •		667	669
0.968% due 11/25/2045 •		161	159
1.128% due 11/25/2034 •		390	389
1.359% due 06/25/2047 ^•		46	14
1.419% due 07/25/2047 •		13,043	11,292

66	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.609% due 08/25/2046 •		$1,057	$1,012
1.809% due 11/25/2042 •		17	16
2.003% due 11/25/2046 •		199	188
2.900% due 08/25/2033 ~		181	182
3.153% due 12/25/2036 ^~		113	107
3.169% due 08/25/2036 ^~		97	91
3.324% due 12/25/2036 ^~		994	998

Washington Mutual Mortgage Pass-Through Certificates Trust
0.598% due 05/25/2035 ^•		320	262
1.309% due 04/25/2047 •		324	279
1.379% due 04/25/2047 •		474	410
4.170% due 09/25/2036 ^þ		142	60

Wells Fargo Alternative Loan Trust
3.327% due 07/25/2037 ^~		46	42

Wells Fargo Mortgage-Backed Securities Trust
2.771% due 10/25/2036 ^~		298	281
6.000% due 06/25/2037 ^		57	58

Total Non-Agency Mortgage-Backed Securities (Cost $266,330)			273,450

ASSET-BACKED SECURITIES 32.5%

Aames Mortgage Investment Trust
0.928% due 10/25/2035 •		200	199
1.348% due 06/25/2035 •		797	795

AASET Trust
3.967% due 05/16/2042		1,173	1,100

AASET U.S. Ltd.
3.844% due 01/16/2038		2,260	2,148

Accredited Mortgage Loan Trust
0.408% due 09/25/2036 •		8,099	7,931
0.628% due 09/25/2035 •		200	198

ACE Securities Corp. Home Equity Loan Trust
0.258% due 12/25/2036 •		324	133
0.303% due 08/25/2036 •		512	498
0.428% due 07/25/2036 •		144	125
0.748% due 02/25/2036 •		90	90
0.763% due 12/25/2035 •		2,000	1,914
0.808% due 11/25/2035 •		112	112
1.048% due 12/25/2034 •		136	132
1.078% due 02/25/2036 ^•		114	112
1.123% due 06/25/2034 •		459	452
1.123% due 07/25/2035 •		77	77

Aegis Asset-Backed Securities Trust
0.628% due 06/25/2035 •		200	190
0.793% due 12/25/2035 •		200	191
0.848% due 03/25/2035 •		300	298
1.148% due 03/25/2035 ^•		80	78

AlbaCore EURO CLO DAC
1.530% due 07/18/2031 •	EUR	3,550	4,363

Ameriquest Mortgage Securities Trust
0.538% due 03/25/2036 •		$231	230

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.823% due 07/25/2035 •		$298	$298
0.823% due 01/25/2036 •		61	61
0.853% due 11/25/2035 •		159	159
0.928% due 09/25/2035 •		10,000	9,931
1.258% due 03/25/2035 •		200	199

Amortizing Residential Collateral Trust
1.148% due 10/25/2034 •		143	142

Argent Securities Trust
0.298% due 09/25/2036 •		847	376
0.528% due 03/25/2036 •		318	216

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.608% due 01/25/2036 •		94	90
0.788% due 01/25/2036 •		3,808	3,628
0.988% due 04/25/2034 •		1,247	1,227

Asset-Backed Funding Certificates Trust
0.258% due 01/25/2037 •		418	294
0.308% due 01/25/2037 •		263	187
0.368% due 01/25/2037 •		158	113
0.428% due 11/25/2036 •		10,609	7,980
0.768% due 04/25/2034 •		6	6
0.823% due 06/25/2035 •		13	13
1.148% due 06/25/2037 •		191	176

Asset-Backed Securities Corp. Home Equity Loan Trust
0.823% due 11/25/2035 •		164	163
1.048% due 06/25/2035 •		200	201
2.023% due 09/25/2034 •		1,433	1,454
3.159% due 08/15/2033 •		17	18

Aurium CLO DAC
0.670% due 04/16/2030 •	EUR	5,300	6,452

Avery Point CLO Ltd.
1.315% due 04/25/2026 •		$578	577

Babson Euro CLO BV
0.309% due 10/25/2029 •	EUR	1,827	2,216

Basic Asset-Backed Securities Trust
0.768% due 04/25/2036 •		$73	72

Bear Stearns Asset-Backed Securities Trust
0.258% due 04/25/2031 •		28	57
0.348% due 12/25/2036 •		146	146
0.378% due 02/25/2037 •		10,917	9,770
0.448% due 06/25/2036 •		64	64
0.488% due 05/25/2036 ^•		57	57
0.548% due 09/25/2046 •		122	119
0.598% due 08/25/2036 •		222	219
0.688% due 06/25/2036 •		166	166
0.698% due 06/25/2036 •		184	185
0.793% due 12/25/2035 •		259	259
0.883% due 09/25/2035 •		5,919	5,901
0.898% due 12/25/2035 •		32	32
1.048% due 03/25/2034 •		2,410	2,406
1.108% due 04/25/2035 •		58	58

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	67

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.198% due 11/25/2035 ^•		$128	$123
1.198% due 08/25/2037 •		6,724	6,156
1.328% due 06/25/2043 •		899	884
1.398% due 08/25/2037 •		78	79
2.164% due 10/25/2036 ~		43	30
3.208% due 07/25/2036 ~		225	226
23.007% due 03/25/2036 ^•		183	191

Carlyle Euro CLO DAC
1.110% due 08/15/2032 •	EUR	1,400	1,714

Carrington Mortgage Loan Trust
0.368% due 01/25/2037 •		$1,200	905
0.408% due 02/25/2037 •		5,400	5,105
1.198% due 05/25/2035 •		300	292

Catamaran CLO Ltd.
1.567% due 01/27/2028 •		400	392

Cendant Mortgage Corp.
6.000% due 07/25/2043 ~		16	17

Cent CLO Ltd.
1.543% due 10/29/2025 •		2,140	2,140

CIT Mortgage Loan Trust
1.648% due 10/25/2037 •		6,000	5,987

Citigroup Mortgage Loan Trust
0.288% due 12/25/2036 •		241	240
0.318% due 05/25/2037 •		15,140	13,293
0.408% due 01/25/2037 •		205	204
0.548% due 11/25/2046 •		169	166
0.598% due 11/25/2045 •		105	104
6.351% due 05/25/2036 ^þ		153	81

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
1.078% due 05/25/2035 •		200	200

Citigroup Mortgage Loan Trust, Inc.
0.763% due 10/25/2035 •		240	248
0.883% due 09/25/2035 ^•		421	420

CLNC FL1 Ltd.
1.402% due 08/20/2035 •		14,800	14,716

Conseco Finance Corp.
6.870% due 04/01/2030 ~		70	72
7.060% due 02/01/2031 ~		474	470

Countrywide Asset-Backed Certificates
0.288% due 06/25/2035 •		1,189	1,104
0.288% due 07/25/2037 ^•		2,380	2,293
0.298% due 01/25/2037 •		3,192	3,157
0.298% due 05/25/2037 •		128	127
0.308% due 01/25/2034 •		10	10
0.308% due 03/25/2037 •		89	88
0.318% due 06/25/2047 •		27	27
0.328% due 06/25/2047 •		153	152
0.348% due 09/25/2037 •		4,093	3,614
0.368% due 09/25/2037 ^•		140	134
0.368% due 09/25/2047 ^•		1,204	1,143
0.378% due 10/25/2047 •		260	253
0.398% due 01/25/2046 ^•		4,344	4,088
0.398% due 06/25/2047 •		243	229

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.448% due 07/25/2036 •	$72	$72
0.468% due 05/25/2036 •	297	297
0.488% due 03/25/2037 •	2,186	2,115
0.548% due 08/25/2036 •	3,593	3,560
0.598% due 03/25/2036 •	1,400	1,356
0.598% due 03/25/2047 ^•	74	62
0.648% due 03/25/2036 •	3,678	3,581
0.673% due 04/25/2036 •	3	3
0.748% due 06/25/2036 •	300	295
0.883% due 02/25/2036 •	128	128
1.138% due 12/25/2035 •	127	127
1.198% due 08/25/2035 •	38	38
1.648% due 02/25/2035 •	300	300
4.517% due 10/25/2046 ^~	14,136	13,724

Countrywide Asset-Backed Certificates Trust
0.278% due 04/25/2046 •	4,886	4,539
0.288% due 02/25/2037 •	8,225	7,797
0.298% due 09/25/2046 •	3,057	3,020
0.298% due 03/25/2047 ^•	118	116
0.338% due 06/25/2047 •	86	85
0.608% due 05/25/2036 •	380	377
0.678% due 02/25/2036 •	154	153
0.948% due 08/25/2047 •	404	400
1.243% due 07/25/2035 •	400	400
1.498% due 04/25/2035 •	200	200

Countrywide Asset-Backed Certificates Trust, Inc.
0.868% due 07/25/2034 •	102	100
1.048% due 10/25/2034 •	50	48

Countrywide Asset-Backed Certificates, Inc.
1.123% due 02/25/2034 •	56	56

Credit-Based Asset Servicing & Securitization LLC
0.268% due 07/25/2037 •	11	9
0.368% due 07/25/2037 •	240	192

Delta Funding Home Equity Loan Trust
0.799% due 08/15/2030 •	46	41

ECMC Group Student Loan Trust
0.898% due 02/27/2068 •	6,485	6,413

EMC Mortgage Loan Trust
0.888% due 05/25/2040 •	9	9

First Franklin Mortgage Loan Trust
0.288% due 12/25/2036 •	259	155
0.448% due 07/25/2036 •	8	8
0.468% due 04/25/2036 •	144	140
0.628% due 04/25/2036 •	400	350
0.628% due 08/25/2036 •	244	218
0.823% due 06/25/2036 •	69	69
0.868% due 10/25/2035 •	65	65
0.868% due 11/25/2035 •	150	143
0.883% due 09/25/2035 •	11	11
0.958% due 04/25/2035 •	47	47
1.018% due 09/25/2034 •	128	129
1.093% due 03/25/2035 •	100	99
1.333% due 12/25/2034 •	886	853
1.348% due 01/25/2035 •	122	122
1.573% due 10/25/2034 •	527	529

68	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First NLC Trust
0.000% due 05/25/2035 •		$849	$820
0.218% due 08/25/2037 •		53	33

FIRSTPLUS Home Loan Owner Trust
7.320% due 11/10/2023 ^		6	0

Fremont Home Loan Trust
0.298% due 01/25/2037 •		251	144
0.308% due 08/25/2036 •		212	92
0.488% due 02/25/2036 •		50	49
0.488% due 02/25/2037 •		829	424
0.688% due 02/25/2036 •		300	273
0.688% due 04/25/2036 •		3,000	2,668
0.883% due 07/25/2035 •		1,892	1,884
0.938% due 12/25/2029 •		6	6

Galaxy CLO Ltd.
1.437% due 10/15/2030 •		3,200	3,200

Gallatin CLO Ltd.
1.537% (US0003M + 1.050%) due 07/15/2027 ~		7,083	7,072

GE-WMC Asset-Backed Pass-Through Certificates
0.648% due 12/25/2035 •		975	974

GoldenTree Loan Management EUR CLO DAC
1.550% due 07/20/2031 •	EUR	14,000	17,154

GSAA Home Equity Trust
0.268% due 04/25/2047 •		$145	138

GSAMP Trust
0.238% due 01/25/2037 •		2,671	1,957
0.268% due 12/25/2036 •		1,852	1,138
0.288% due 12/25/2036 •		7,934	5,001
0.288% due 01/25/2037 •		48,298	35,393
0.298% due 06/25/2036 •		19	19
0.298% due 09/25/2036 •		337	163
0.298% due 12/25/2046 •		569	370
0.348% due 11/25/2036 •		492	312
0.378% due 12/25/2046 •		171	113
0.388% due 12/25/2035 •		12	12
0.388% due 06/25/2036 •		249	179
0.468% due 05/25/2046 •		17	17
0.688% due 04/25/2036 •		313	256
1.798% due 10/25/2034 •		18	18

Hayfin Emerald CLO DAC
1.450% due 02/15/2033 •	EUR	8,850	10,859

Home Equity Asset Trust
1.243% due 05/25/2035 •		$169	169

Home Equity Loan Trust
0.378% due 04/25/2037 •		1,148	1,098
0.488% due 04/25/2037 •		500	404

Home Equity Mortgage Loan Asset-Backed Trust
0.288% due 11/25/2036 •		384	354
0.308% due 11/25/2036 •		326	307
0.468% due 04/25/2037 •		283	258

HSI Asset Securitization Corp. Trust
0.368% due 12/25/2036 •		221	89

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.488% due 12/25/2036 •		$1,009	$408
0.588% due 12/25/2036 •		672	277
0.928% due 11/25/2035 •		4,559	4,523

IXIS Real Estate Capital Trust
0.778% due 02/25/2036 •		159	160

JPMorgan Mortgage Acquisition Trust
0.308% due 01/25/2036 •		25	25
0.408% due 03/25/2037 •		278	275
0.408% due 06/25/2037 •		244	242
0.418% due 04/25/2036 •		142	141
0.418% due 05/25/2036 •		367	366
0.418% due 07/25/2036 •		200	192
0.428% due 01/25/2037 •		1,214	1,190
6.337% due 08/25/2036 ^þ		108	83

Lehman ABS Mortgage Loan Trust
0.238% due 06/25/2037 •		214	164
0.348% due 06/25/2037 •		172	134

Lehman XS Trust
0.318% due 02/25/2037 ^•		1,375	1,203
0.488% due 12/25/2036 •		182	258

LoanCore Issuer Ltd.
1.289% due 05/15/2028 •		5,856	5,844

Long Beach Mortgage Loan Trust
0.708% due 07/25/2031 •		60	60
0.793% due 11/25/2035 •		249	247
0.908% due 08/25/2045 •		59	59
1.198% due 06/25/2035 •		500	492
1.423% due 02/25/2035 •		12,750	12,741
1.573% due 03/25/2032 •		176	174

Loomis Sayles CLO Ltd.
1.637% due 04/15/2028 •		550	539

M360 Advisors LLC
4.395% due 07/24/2028		1,211	1,212

MACH Cayman Ltd.
3.474% due 10/15/2039		2,199	2,135

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	4,250	5,230

Mackay Shields EURO CLO DAC
0.930% due 10/20/2032 •		1,900	2,316

MAPS Ltd.
4.212% due 05/15/2043		$3,657	3,503

MASTR Asset-Backed Securities Trust
0.368% due 08/25/2036 •		169	91
0.448% due 08/25/2036 •		278	151
0.508% due 02/25/2036 •		358	195
0.628% due 06/25/2036 •		158	92
0.628% due 08/25/2036 •		167	93
0.648% due 11/25/2035 •		9,462	7,162
0.718% due 01/25/2036 •		300	295
0.748% due 01/25/2036 •		6	6
0.898% due 12/25/2034 ^•		16	16
0.898% due 10/25/2035 ^•		250	241

Merrill Lynch Mortgage Investors Trust
0.388% due 08/25/2037 •		838	555

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	69

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.598% due 02/25/2047 •	$1,044	$747
0.868% due 05/25/2036 •	179	177

MESA Trust
0.948% due 12/25/2031 •	319	318

METAL LLC
4.581% due 10/15/2042	3,395	2,723

Mid-State Capital Corp. Trust
6.005% due 08/15/2037	392	419

Morgan Stanley ABS Capital, Inc. Trust
0.218% due 10/25/2036 •	87	53
0.258% due 10/25/2036 •	719	469
0.288% due 10/25/2036 •	2,582	1,585
0.288% due 11/25/2036 •	232	145
0.298% due 09/25/2036 •	371	183
0.298% due 10/25/2036 •	211	138
0.298% due 11/25/2036 •	1,176	871
0.328% due 03/25/2037 •	389	203
0.348% due 02/25/2037 •	132	84
0.368% due 11/25/2036 •	1,392	878
0.398% due 03/25/2037 •	389	206
0.448% due 06/25/2036 •	235	164
0.768% due 12/25/2035 •	273	269
1.048% due 05/25/2034 •	88	86
1.078% due 03/25/2035 •	64	66
1.138% due 06/25/2035 •	482	485
1.198% due 04/25/2035 •	200	196
1.398% due 07/25/2037 •	400	380
1.798% due 03/25/2034 •	23	23

Morgan Stanley Capital, Inc. Trust
0.728% due 01/25/2036 •	938	920

Morgan Stanley Dean Witter Capital, Inc. Trust
1.498% due 02/25/2033 •	472	472

Morgan Stanley Home Equity Loan Trust
0.318% due 04/25/2037 •	584	393
0.378% due 04/25/2037 •	195	132
0.468% due 04/25/2036 •	107	85

Morgan Stanley Mortgage Loan Trust
0.508% due 04/25/2037 •	255	123
0.608% due 02/25/2037 •	130	54
1.507% due 11/25/2036 ^•	250	115
5.965% due 09/25/2046 ^þ	342	174

Mountain View CLO Ltd.
1.037% due 10/15/2026 •	229	229

New Century Home Equity Loan Trust
1.123% due 10/25/2033 •	1,459	1,445

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.763% due 02/25/2036 •	73	73
6.032% due 10/25/2036 ^þ	160	64

NovaStar Mortgage Funding Trust
0.448% due 06/25/2036 •	108	90
0.853% due 01/25/2036 •	7,500	7,434

OneMain Financial Issuance Trust
2.370% due 09/14/2032	1,371	1,373

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Option One Mortgage Loan Trust
0.288% due 01/25/2037 •		$64	$45
0.318% due 05/25/2037 •		160	111
0.368% due 01/25/2037 •		257	183
0.478% due 04/25/2037 •		115	76
0.508% due 01/25/2036 •		300	274
0.913% due 08/25/2035 •		400	384

Option One Mortgage Loan Trust Asset-Backed Certificates
0.808% due 11/25/2035 •		62	62
0.838% due 11/25/2035 •		3,100	3,027

Ownit Mortgage Loan Trust
1.048% due 10/25/2036 ^•		171	170

Palmer Square European Loan Funding DAC
1.150% due 01/15/2030 •	EUR	4,450	5,448

Park Place Securities, Inc.
0.883% due 09/25/2035 •		$200	194

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.883% due 08/25/2035 •		200	197
0.883% due 09/25/2035 •		500	493
0.943% due 07/25/2035 •		326	326
0.973% due 07/25/2035 •		950	939
1.093% due 06/25/2035 •		200	199
1.198% due 10/25/2034 •		500	496
1.273% due 03/25/2035 •		400	400
1.393% due 01/25/2036 •		265	265
1.948% due 12/25/2034 •		4,191	4,283

People’s Choice Home Loan Securities Trust
0.868% due 05/25/2035 ^•		29	29

People’s Financial Realty Mortgage Securities Trust
0.288% due 09/25/2036 •		387	148

Popular ABS Mortgage Pass-Through Trust
0.408% due 11/25/2036 •		121	120
0.538% due 02/25/2036 •		252	250

Pretium Mortgage Credit Partners LLC
3.179% due 06/27/2069 ~		4,872	4,897

Purple Finance CLO DAC
0.800% due 01/25/2031 •	EUR	1,900	2,318

RAAC Trust
0.500% due 11/25/2046 •		$490	468
0.548% due 06/25/2047 •		8	8
0.748% due 06/25/2044 •		43	39
0.748% due 09/25/2045 •		2,390	2,360
1.348% due 10/25/2045 •		175	176
1.648% due 09/25/2047 •		600	629

Renaissance Home Equity Loan Trust
5.608% due 05/25/2036 þ		9,866	6,541
5.812% due 11/25/2036 þ		526	294
6.254% due 08/25/2036 þ		9,451	5,876
7.238% due 09/25/2037 ^þ		237	137

Residential Asset Mortgage Products Trust
0.308% due 02/25/2037 •		19	19

70	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.708% due 09/25/2036 •	$139	$135
0.748% due 05/25/2036 ^•	947	904
0.788% due 01/25/2036 •	649	607
0.793% due 11/25/2035 •	93	93
0.808% due 10/25/2035 •	53	53
0.838% due 10/25/2035 •	100	99
0.868% due 09/25/2035 •	119	119
1.048% due 08/25/2034 •	43	43

Residential Asset Securities Corp. Trust
0.308% due 11/25/2036 ^•	157	159
0.388% due 09/25/2036 •	288	287
0.398% due 04/25/2037 •	83	83
0.408% due 11/25/2036 •	401	370
0.418% due 05/25/2037 •	47	47
0.488% due 11/25/2036 •	473	446
0.488% due 04/25/2037 •	1,600	1,521
0.568% due 06/25/2036 •	849	848
0.718% due 02/25/2036 •	15	15
0.763% due 01/25/2036 •	41	41
0.778% due 10/25/2035 •	189	188
0.778% due 12/25/2035 •	374	372
0.793% due 03/25/2035 •	356	354
0.808% due 11/25/2035 •	212	211
0.808% due 12/25/2035 •	157	135
0.838% due 11/25/2035 •	300	299
0.988% due 12/25/2034 •	19	19

Salomon Mortgage Loan Trust
1.048% due 11/25/2033 •	90	90

Securitized Asset-Backed Receivables LLC Trust
0.328% due 07/25/2036 •	221	108
0.428% due 05/25/2036 •	5,152	3,522
0.468% due 07/25/2036 •	216	107
0.628% due 07/25/2036 •	739	377
0.648% due 05/25/2036 •	1,071	749
0.688% due 03/25/2036 •	157	149
0.808% due 08/25/2035 ^•	157	122
0.823% due 01/25/2035 •	25	24
1.108% due 01/25/2036 ^•	58	51
3.089% due 01/25/2036 ^þ	54	54

Seneca Park CLO Ltd.
1.338% due 07/17/2026 •	101	101

SG Mortgage Securities Trust
0.468% due 07/25/2036 •	29,956	9,793
0.823% due 10/25/2035 •	1,000	984

SLM Student Loan Trust
1.715% due 04/25/2023 •	3,498	3,498

Soundview Home Loan Trust
0.228% due 06/25/2037 •	51	41
0.258% due 02/25/2037 •	309	115
0.328% due 02/25/2037 •	433	165
0.328% due 07/25/2037 •	2,082	1,987
0.398% due 06/25/2036 •	8,440	8,149
0.468% due 11/25/2036 •	115	114
0.673% due 03/25/2036 •	400	392

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.973% due 06/25/2035 •	$49	$50
1.098% due 10/25/2037 •	315	269

South Carolina Student Loan Corp.
1.225% due 09/03/2024 •	192	193

Specialty Underwriting & Residential Finance Trust
0.298% due 09/25/2037 •	88	75
0.298% due 11/25/2037 •	800	551
0.418% due 04/25/2037 •	162	128
0.748% due 12/25/2036 •	2,448	2,408
1.123% due 12/25/2035 •	208	208

Starwood Commercial Mortgage Trust
1.239% due 07/15/2038 •	7,600	7,572

Structured Asset Investment Loan Trust
0.298% due 09/25/2036 •	129	126
0.528% due 03/25/2036 •	441	415
0.748% due 01/25/2036 •	220	218
0.868% due 05/25/2035 •	1,364	1,366
1.048% due 05/25/2035 •	600	595
1.078% due 09/25/2034 •	626	616
1.273% due 07/25/2033 •	40	40
1.423% due 12/25/2034 •	1,138	1,127

Structured Asset Securities Corp. Mortgage Loan Trust
0.283% due 07/25/2036 •	5,081	4,970
0.298% due 09/25/2036 •	95	92
0.318% due 12/25/2036 •	123	121
0.358% due 02/25/2037 •	496	473
0.378% due 01/25/2037 •	2,328	1,610
0.398% due 09/25/2036 •	138	137
1.048% due 08/25/2037 •	135	136
1.148% due 08/25/2037 •	408	413

Structured Asset Securities Corp. Trust
0.838% due 09/25/2035 •	655	644

Towd Point Mortgage Trust
3.750% due 02/25/2059 ~	12,791	13,542

Vertical Bridge Holdings LLC
2.636% due 09/15/2050	7,000	7,091

WaMu Asset-Backed Certificates WaMu Trust
0.373% due 05/25/2037 •	9,188	8,582

WAVE LLC
3.597% due 09/15/2044	2,339	2,289

Wells Fargo Home Equity Asset-Backed Securities Trust
0.643% due 05/25/2036 •	300	295
1.093% due 03/25/2035 •	546	547
1.093% due 11/25/2035 •	123	123
1.723% due 02/25/2035 •	200	201

Wind River CLO Ltd.
1.107% due 10/15/2027 •	172	172

Total Asset-Backed Securities (Cost $489,467)		508,446

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	71

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.7%

Export-Import Bank of India
1.271% (US0003M + 1.020%) due 03/28/2022 ~(f)		$5,000	$5,016

Philippines Government International Bond
0.000% due 02/03/2023 (c)	EUR	5,300	6,471

Total Sovereign Issues (Cost $10,837)			11,487

		SHARES
PREFERRED SECURITIES 1.4%

BANKING & FINANCE 0.7%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(d)(e)		5,400,000	6,751

Charles Schwab Corp.
5.000% due 12/01/2027 •(d)		4,200,000	4,489

			11,240

INDUSTRIALS 0.7%

General Electric Co.
5.000% due 03/15/2021 •(d)		10,500,000	9,749

Total Preferred Securities (Cost $20,798)			20,989

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (g) 0.9%
			14,424

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 0.2%
0.074% due 03/16/2021 (b)(c)(l)	$3,242	$3,242

Total Short-Term Instruments (Cost $17,666)		17,666

Total Investments in Securities (Cost $2,224,789)		2,293,069

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	15,609	154

Total Short-Term Instruments (Cost $153)		154

Total Investments in Affiliates (Cost $153)		154

Total Investments 146.7% (Cost $2,224,942)		$2,293,223

Financial Derivative Instruments (i)(k) (0.2)% (Cost or Premiums, net $(315))		(2,728)

Other Assets and Liabilities, net (46.5)%		(727,834)

Net Assets 100.0%		$1,562,661

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

72	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Export-Import Bank of India	1.271%	03/28/2022	12/19/2019	$4,977	$5,016	0.32%
Morgan Stanley	7.500	04/02/2032	02/11/2020	6,838	6,891	0.44

				$11,815	$11,907	0.76%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	12/31/2020	01/04/2021	$3,024	U.S. Treasury Bills 0.000% due 12/30/2021	$(3,084)	$3,024	$3,024
SAL	0.070	12/31/2020	01/04/2021	11,400	U.S. Treasury Note/Bond - When Issued 0.125% due 12/31/2022	(11,632)	11,400	11,400

Total Repurchase Agreements						$(14,716)	$14,424	$14,424

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
JPS	0.120%	11/13/2020	01/08/2021	$(7,686)	$(7,687)
SGY	0.110	12/16/2020	01/15/2021	(13,366)	(13,367)

Total Reverse Repurchase Agreements					$(21,054)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$3,024	$0	$0	$3,024	$(3,084)	$(60)
JPS	0	(7,687)	0	(7,687)	7,605	(82)
SAL	11,400	0	0	11,400	(11,632)	(232)
SGY	0	(13,367)	0	(13,367)	13,273	(94)

Total Borrowings and Other Financing Transactions	$14,424	$(21,054)	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	73

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(21,054)	$0	$0	$(21,054)

Total Borrowings	$0	$(21,054)	$0	$0	$(21,054)

Payable for reverse repurchase agreements					$(21,054)

(h)	Securities with an aggregate market value of $20,878 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(69,192) at a weighted average interest rate of 0.379%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond March Futures	03/2021	189	$(41,016)	$(14)	$14	$0

Total Futures Contracts				$(14)	$14	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Exelon Corp.	(1.000)%	Quarterly	06/20/2025	0.242%	$2,500	$(87)	$1	$(86)	$0	$0
Kraft Heinz Foods Co.	(1.000)	Quarterly	06/20/2022	0.404	5,887	(69)	15	(54)	3	0

						$(156)	$16	$(140)	$3	$0

74	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.572%	$2,650	$(19)	$54	$35	$1	$0
General Electric Co.	1.000	Quarterly	06/20/2024	0.682	1,550	(2)	19	17	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2024	0.764	800	(13)	21	8	0	0

						$(34)	$94	$60	$1	$(1)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.235%	Semi-Annual	03/04/2025	CAD	55,000	$157	$863	$1,020	$30	$0

Total Swap Agreements							$(33)	$973	$940	$34	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$14	$34	$48	$0	$0	$(1)	$(1)

(j)

Securities with an aggregate market value of $6,588 and cash of $1,229 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	75

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	03/2021		INR	17,406	$		231	$0	$(5)
BRC	01/2021		BRL	2,254			425	0	(9)
	01/2021	$		434		BRL	2,253	0	0
CBK	01/2021		BRL	2,254	$		434	0	0
	01/2021		RUB	433			6	0	0
	01/2021	$		445		BRL	2,254	0	(12)
	02/2021		BRL	2,254	$		445	11	0
	02/2021		RUB	504			7	0	0
	03/2021		PEN	91,522			25,554	267	0
	05/2021	$		535		PEN	1,952	4	0
DUB	06/2021		MXN	12,379	$		586	0	(25)
GLM	01/2021		RUB	540			7	0	0
	02/2021			5,868			77	0	(2)
HUS	01/2021		GBP	22,683			30,337	0	(684)
	02/2021		CAD	24,155			18,632	0	(347)
	02/2021		CHF	192			211	0	(6)
	02/2021		NOK	2,660			293	0	(18)
	02/2021		RUB	5,001			67	0	(1)
	03/2021	$		25,755		PEN	91,634	0	(437)
MYI	02/2021			19,434		CAD	25,546	639	0
SCX	01/2021		EUR	95,389	$		114,237	0	(2,295)
	02/2021			95,389			116,792	181	0
	02/2021		ILS	1,838			535	0	(37)
SSB	03/2021	$		278		KRW	309,491	7	0
UAG	02/2021		RUB	14,346	$		189	0	(4)

Total Forward Foreign Currency Contracts								$1,109	$(3,882)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
CBK	Brazil Government International Bond	1.000%	Quarterly	12/20/2024	1.143%	$3,100	$(54)	$38	$0	$(16)
FBF	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.568	1,200	(80)	88	8	0
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.033	200	(6)	6	0	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.143	3,100	(48)	32	0	(16)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.566	200	(2)	6	4	0
HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	0.885	300	(10)	11	1	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.033	2,400	(70)	68	0	(2)
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.566	800	(5)	19	14	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.812	500	(7)	12	5	0

Total Swap Agreements							$(282)	$280	$32	$(34)

76	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$(5)	$0	$0	$(5)	$(5)	$0	$(5)
BRC	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)
CBK	282	0	0	282	(12)	0	(16)	(28)	254	0	254
DUB	0	0	0	0	(25)	0	0	(25)	(25)	0	(25)
FBF	0	0	8	8	0	0	0	0	8	0	8
GLM	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
GST	0	0	4	4	0	0	(16)	(16)	(12)	59	47
HUS	0	0	1	1	(1,493)	0	(2)	(1,495)	(1,494)	1,319	(175)
MYC	0	0	19	19	0	0	0	0	19	0	19
MYI	639	0	0	639	0	0	0	0	639	(530)	109
SCX	181	0	0	181	(2,332)	0	0	(2,332)	(2,151)	3,137	986
SSB	7	0	0	7	0	0	0	0	7	0	7
UAG	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)

Total Over the Counter	$1,109	$0	$32	$1,141	$(3,882)	$0	$(34)	$(3,916)

(l)

Securities with an aggregate market value of $4,515 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	77

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$14	$14
Swap Agreements	0	4	0	0	30	34

	$0	$4	$0	$0	$44	$48

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,109	$0	$1,109
Swap Agreements	0	32	0	0	0	32

	$0	$32	$0	$1,109	$0	$1,141

	$0	$36	$0	$1,109	$44	$1,189

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$0	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,882	$0	$3,882
Swap Agreements	0	34	0	0	0	34

	$0	$34	$0	$3,882	$0	$3,916

	$0	$35	$0	$3,882	$0	$3,917

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$43	$43
Futures	0	0	0	0	(6,741)	(6,741)
Swap Agreements	0	(70)	0	0	8,683	8,613

	$0	$(70)	$0	$0	$1,985	$1,915

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10,987)	$0	$(10,987)
Purchased Options	0	0	0	0	(23)	(23)
Written Options	0	878	0	0	0	878
Swap Agreements	0	155	0	0	0	155

	$0	$1,033	$0	$(10,987)	$(23)	$(9,977)

	$0	$963	$0	$(10,987)	$1,962	$(8,062)

78	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(598)	$(598)
Swap Agreements	0	88	0	0	1,454	1,542

	$0	$88	$0	$0	$856	$944

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(990)	$0	$(990)
Purchased Options	0	0	0	0	8	8
Written Options	0	(100)	0	0	0	(100)
Swap Agreements	0	(103)	0	0	0	(103)

	$0	$(203)	$0	$(990)	$8	$(1,185)

	$0	$(115)	$0	$(990)	$864	$(241)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$315,688	$0	$315,688
Industrials	0	135,690	0	135,690
Utilities	0	27,130	0	27,130
Municipal Bonds & Notes
California	0	10,711	0	10,711
Illinois	0	1,381	0	1,381
New Jersey	0	6,604	0	6,604
New York	0	13,635	0	13,635
Ohio	0	1,342	0	1,342
Pennsylvania	0	10,868	0	10,868
Texas	0	557	0	557
Virginia	0	24,932	0	24,932
U.S. Government Agencies	0	700,184	0	700,184
U.S. Treasury Obligations	0	212,309	0	212,309
Non-Agency Mortgage-Backed Securities	0	249,726	23,724	273,450
Asset-Backed Securities	0	508,446	0	508,446
Sovereign Issues	0	11,487	0	11,487
Preferred Securities
Banking & Finance	0	11,240	0	11,240
Industrials	0	9,749	0	9,749
Short-Term Instruments
Repurchase Agreements	0	14,424	0	14,424
U.S. Treasury Cash Management Bills	0	3,242	0	3,242
	$0	$2,269,345	$23,724	$2,293,069

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$154	$0	$0	$154
Total Investments	$154	$2,269,345	$23,724	$2,293,223

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	79

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

December 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$14	$34	$0	$48
Over the counter	0	1,141	0	1,141
	$14	$1,175	$0	$1,189

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1)	0	(1)
Over the counter	0	(3,916)	0	(3,916)
	$0	$(3,917)	$0	$(3,917)
Total Financial Derivative Instruments	$14	$(2,742)	$0	$(2,728)
Totals	$168	$2,266,603	$23,724	$2,290,495

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2020:

Category and Subcategory	Beginning Balance at 12/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$7,026	$1,741	$(8,741)	$4	$(4)	$(26)	$0	$0	$0	$0
Non-Agency Mortgage-Backed Securities	0	22,493	0	0	0	1,231	0	0	23,724	1,231

Totals	$7,026	$24,234	$(8,741)	$4	$(4)	$1,205	$0	$0	$23,724	$1,231

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$23,724	Proxy Pricing	Base Price	99.137	—

Total	$23,724

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

80	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series R

December 31, 2020

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 179.6%

CORPORATE BONDS & NOTES 3.9%

BANKING & FINANCE 3.5%

Deutsche Bank AG
4.250% due 10/14/2021		$1,400	$1,436

ING Bank NV
2.625% due 12/05/2022		400	418

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	3,196	533

Lloyds Banking Group PLC
1.039% (US0003M + 0.800%) due 06/21/2021 ~		$200	201

Natwest Group PLC
1.801% (US0003M + 1.550%) due 06/25/2024 ~		300	305
4.519% due 06/25/2024 •		200	218

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	3,202	534

Nykredit Realkredit A/S
1.000% due 10/01/2050		7,540	1,255
2.500% due 10/01/2047		32	6

Realkredit Danmark A/S
2.500% due 04/01/2047		21	4

UniCredit SpA
7.830% due 12/04/2023		$600	712

			5,622

INDUSTRIALS 0.0%

YPF S.A.
38.259% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	1,320	9

UTILITIES 0.4%

Petrobras Global Finance BV
5.093% due 01/15/2030		$442	494

Sempra Energy
0.667% (US0003M + 0.450%) due 03/15/2021 ~		100	100

			594

Total Corporate Bonds & Notes (Cost $5,793)			6,225

U.S. GOVERNMENT AGENCIES 25.9%

Fannie Mae
0.593% due 02/25/2037 •		23	23
1.944% due 10/01/2044 •		2	3

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
2.139% due 09/01/2036 •	$19	$19
2.270% due 07/01/2036 •	34	36

Ginnie Mae
0.599% due 08/20/2068 •	458	455

Ginnie Mae, TBA
2.500% due 03/01/2051	5,500	5,800

Uniform Mortgage-Backed Security
3.500% due 12/01/2045	18	19

Uniform Mortgage-Backed Security, TBA
2.000% due 03/01/2051	12,210	12,640
2.500% due 03/01/2051	4,800	5,043
3.000% due 02/01/2051	6,600	6,921
3.500% due 02/01/2051	600	635
4.000% due 02/01/2051	8,500	9,090

Total U.S. Government Agencies (Cost $40,607)		40,684

U.S. TREASURY OBLIGATIONS 121.5%

U.S. Treasury Bonds
1.625% due 11/15/2050 (c)	1,470	1,462

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2022 (e)	5,879	5,984
0.125% due 04/15/2022 (c)	11,020	11,252
0.125% due 01/15/2023	5,236	5,440
0.125% due 04/15/2025 (c)	11,794	12,691
0.125% due 07/15/2026	6,072	6,680
0.125% due 01/15/2030 (c)	13,086	14,605
0.125% due 07/15/2030 (c)	13,608	15,273
0.250% due 07/15/2029	2,749	3,114
0.250% due 02/15/2050	1,772	2,115
0.375% due 07/15/2025	1,621	1,780
0.375% due 07/15/2027 (c)	8,558	9,632
0.500% due 04/15/2024	4,130	4,427
0.500% due 01/15/2028 (c)	42	48
0.625% due 01/15/2024	1,228	1,318
0.625% due 01/15/2026 (c)	8,525	9,519
0.625% due 02/15/2043	3,194	3,985
0.750% due 07/15/2028	6,742	7,845
0.750% due 02/15/2042	1,717	2,187
0.750% due 02/15/2045	3,704	4,782
0.875% due 01/15/2029	2,062	2,425
0.875% due 02/15/2047	3,608	4,856
1.000% due 02/15/2046	3,835	5,236
1.000% due 02/15/2048	1,358	1,893
1.000% due 02/15/2049 (c)	2,825	3,983
1.375% due 02/15/2044 (c)	5,798	8,358
1.750% due 01/15/2028 (c)	17,966	22,044
2.000% due 01/15/2026	1,985	2,361
2.125% due 02/15/2040	434	672
2.125% due 02/15/2041	4,839	7,595
2.500% due 01/15/2029	3,176	4,174
3.375% due 04/15/2032 (g)	374	570

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	81

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 04/15/2028		$2,109	$2,900

Total U.S. Treasury Obligations (Cost $174,259)			191,206

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.6%

AREIT Trust
2.779% due 04/15/2037 •		500	507

Banc of America Funding Trust
3.263% due 01/20/2047 ~		527	508

Citigroup Mortgage Loan Trust
0.350% due 06/25/2047 •		96	96

Countrywide Alternative Loan Trust
0.347% due 12/20/2046 ^•		818	694

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	120	142

GSR Mortgage Loan Trust
3.201% due 09/25/2035 ~		$13	13

HarborView Mortgage Loan Trust
1.052% due 06/20/2035 •		354	343

IndyMac Mortgage Loan Trust
0.988% due 05/25/2034 •		791	757

MortgageIT Trust
1.153% due 12/25/2034 •		14	14

Residential Accredit Loans, Inc. Trust
0.508% due 06/25/2046 •		221	79

Towd Point Mortgage Funding
1.255% due 02/20/2054 ~	GBP	670	918

Total Non-Agency Mortgage-Backed Securities (Cost $3,829)			4,071

ASSET-BACKED SECURITIES 7.0%

Asset-Backed Funding Certificates Trust
0.748% due 10/25/2034 •		$22	21

Atlas Senior Loan Fund Ltd.
1.530% due 01/16/2030 •		400	400

CIT Mortgage Loan Trust
1.498% due 10/25/2037 •		384	386

Citigroup Mortgage Loan Trust
0.228% due 01/25/2037 •		179	149
0.293% due 09/25/2036 •		473	456

Citigroup Mortgage Loan Trust, Inc.
0.838% due 10/25/2035 ^•		500	473

Countrywide Asset-Backed Certificates Trust
0.678% due 02/25/2036 •		385	384

Dryden Senior Loan Fund
1.137% due 10/15/2027 •		589	588

Evans Grove CLO Ltd.
1.144% due 05/28/2028 •		1,353	1,347

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Asset Trust
1.003% due 08/25/2034 •		$54	$54

KKR CLO Ltd.
1.488% due 07/18/2030 •		300	300

LoanCore Issuer Ltd.
1.289% due 05/15/2036 •		500	498

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	250	304

Massachusetts Educational Financing Authority
1.165% due 04/25/2038 •		$36	36

Morgan Stanley ABS Capital, Inc. Trust
0.808% due 01/25/2035 •		268	260

Mountain View CLO Ltd.
1.044% due 10/13/2027 •		159	158

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.913% due 05/25/2035 •		1,300	1,205

Palmer Square European Loan Funding DAC
0.870% due 02/15/2030 •	EUR	300	366

RAAC Trust
0.658% due 08/25/2036 •		$48	48

Saxon Asset Securities Trust
0.868% due 05/25/2035 •		42	41

Shackleton CLO Ltd.
1.348% due 10/20/2028 •		1,498	1,498

Sound Point CLO Ltd.
1.359% due 01/23/2029 •		400	399

Structured Asset Securities Corp. Mortgage Loan Trust
1.148% due 08/25/2037 •		31	31

TCW CLO Ltd.
1.267% due 10/20/2031 •		300	300

Venture CLO Ltd.
1.024% due 02/28/2026 •		833	831
1.117% due 07/15/2027 •		439	437

Total Asset-Backed Securities (Cost $10,799)			10,970

SOVEREIGN ISSUES 17.8%

Argentina Government International Bond
34.109% (BADLARPP) due 10/04/2022 ~	ARS	100	1
36.174% (BADLARPP + 2.000%) due 04/03/2022 ~		1,656	11

Australia Government International Bond
1.250% due 02/21/2022 (a)	AUD	881	700
3.000% due 09/20/2025 (a)		1,934	1,803

Autonomous City of Buenos Aires Argentina
37.981% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	7,510	50

82	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Canada Government Real Return Bond
4.250% due 12/01/2026 (a)	CAD	939	$976

France Government International Bond
0.100% due 03/01/2026 (a)	EUR	2,291	3,022
0.250% due 07/25/2024 (a)		3,185	4,148
2.100% due 07/25/2023 (a)		342	453

Italy Buoni Poliennali Del Tesoro
1.400% due 05/26/2025 (a)		7,900	10,219

Japan Government International Bond
0.100% due 03/10/2028 (a)	JPY	220,305	2,140
0.100% due 03/10/2029 (a)		130,870	1,274

Mexico Government International Bond
7.750% due 05/29/2031	MXN	8,021	473

New Zealand Government International Bond
2.000% due 09/20/2025 (a)	NZD	444	358
2.500% due 09/20/2035 (a)		433	433
3.000% due 09/20/2030 (a)		1,319	1,267

Peru Government International Bond
5.940% due 02/12/2029	PEN	900	310

Qatar Government International Bond
3.875% due 04/23/2023		$300	323

Total Sovereign Issues (Cost $25,906)			27,961

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (b) 0.9%
$1,405

Total Short-Term Instruments (Cost $1,405)	1,405

Total Investments in Securities (Cost $262,598)	282,522

Total Investments 179.6% (Cost $262,598)	$282,522

Financial Derivative Instruments (d)(f) (0.5)% (Cost or Premiums, net $(687))	(716)

Other Assets and Liabilities, net (79.1)%	(124,491)

Net Assets 100.0%	$157,315

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$1,405	U.S. Treasury Bills 0.000% due 12/30/2021	$(1,433)	$1,405	$1,405

Total Repurchase Agreements						$(1,433)	$1,405	$1,405

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	83

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.060%	12/10/2020	01/15/2021	$(1,450)	$(1,450)

Total Reverse Repurchase Agreements					$(1,450)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BOS	0.150%	12/28/2020	01/04/2021	$(11,182)	$(11,183)
	0.150	12/29/2020	01/05/2021	(14,274)	(14,275)
BPG	0.180	10/21/2020	01/21/2021	(2,528)	(2,529)
	0.180	10/22/2020	01/21/2021	(11,179)	(11,183)
	0.180	10/27/2020	01/27/2021	(8,319)	(8,322)
	0.180	11/09/2020	01/08/2021	(1,210)	(1,210)
MSC	0.170	12/01/2020	01/29/2021	(15,068)	(15,070)
	0.180	10/14/2020	01/14/2021	(21,923)	(21,932)
TDL	0.170	12/08/2020	01/19/2021	(3,923)	(3,924)
	0.180	10/08/2020	01/07/2021	(23,449)	(23,459)

Total Sale-Buyback Transactions					$(113,087)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(1,450)	$0	$(1,450)	$1,462	$12
FICC	1,405	0	0	1,405	(1,433)	(28)

Master Securities Forward Transaction Agreement
BOS	0	0	(25,458)	(25,458)	25,518	60
BPG	0	0	(23,244)	(23,244)	23,493	249
MSC	0	0	(37,002)	(37,002)	37,067	65
TDL	0	0	(27,383)	(27,383)	27,534	151

Total Borrowings and Other Financing Transactions	$1,405	$(1,450)	$(113,087)

84	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(1,450)	$0	$0	$(1,450)

Total	$0	$(1,450)	$0	$0	$(1,450)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(113,087)	0	0	(113,087)

Total	$0	$(113,087)	$0	$0	$(113,087)

Total Borrowings	$0	$(114,537)	$0	$0	$(114,537)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(114,537)

(c)	Securities with an aggregate market value of $115,631 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(67,046) at a weighted average interest rate of 0.514%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $6 of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 115.000 on Euro-Schatz Bond March 2021 Futures(1)	02/2021	111	$1	$0	$0	$0
Call Options Strike @ EUR 139.250 on Euro-Bobl March 2021 Futures(1)	02/2021	48	0	0	0	0
Call Options Strike @ EUR 139.500 on Euro-Bobl March 2021 Futures(1)	02/2021	58	0	0	0	0
Call Options Strike @ EUR 190.000 on Euro-Bund 10-Year Bond March 2021 Futures(1)	02/2021	23	0	0	0	0
Euro-Buxl 30-Year Bond March Futures	03/2021	8	2,201	3	0	(3)
U.S. Treasury 2-Year Note March Futures	03/2021	52	11,491	11	1	0
U.S. Treasury 5-Year Note March Futures	03/2021	321	40,499	92	15	0
U.S. Treasury 10-Year Ultra Long-Term Bond March Futures	03/2021	76	11,883	(48)	17	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2021	6	1,281	(25)	4	0

				$33	$37	$(3)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	85

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note March Futures	03/2021	10	$(905)	$(1)	$0	$0
Australia Government 10-Year Bond March Futures	03/2021	7	(795)	(4)	1	(1)
Euro-Bobl March Futures	03/2021	106	(17,505)	(18)	2	0
Euro-BTP Italy Government Bond March Futures	03/2021	35	(6,500)	(30)	0	(3)
Euro-Bund 10-Year Bond March Futures	03/2021	23	(4,991)	1	1	0
Euro-OAT France Government 10-Year Bond March Futures	03/2021	2	(410)	(2)	0	0
Euro-Schatz March Futures	03/2021	82	(11,247)	10	1	0
Japan Government 10-Year Bond March Futures	03/2021	2	(2,943)	0	1	0
U.S. Treasury 10-Year Note March Futures	03/2021	497	(68,625)	(90)	0	(54)
U.S. Treasury 30-Year Bond March Futures	03/2021	79	(13,682)	175	0	(27)

				$41	$6	$(85)

Total Futures Contracts				$74	$43	$(88)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.572%	$100	$(5)	$6	$1	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$200	$(17)	$(2)	$(19)	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	3-Month EUR-EURIBOR	0.526%	Annual	11/21/2023	EUR	11,300	$0	$(2)	$(2)	$0	$0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,200	4	(165)	(161)	0	(1)
Receive(7)	3-Month USD-LIBOR	0.394	Semi-Annual	11/21/2023	$	11,500	0	(11)	(11)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	172,740	(3)	(34)	(37)	0	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	300	(1)	(41)	(42)	1	0
Pay	CPURNSA	1.400	Maturity	07/08/2021	$	1,000	0	(12)	(12)	1	0
Pay	CPURNSA	1.690	Maturity	08/07/2021		4,900	0	(51)	(51)	2	0
Pay	CPURNSA	1.825	Maturity	08/14/2021		2,100	0	(17)	(17)	1	0
Pay	CPURNSA	1.863	Maturity	08/26/2021		2,100	0	(14)	(14)	1	0
Receive	CPURNSA	2.500	Maturity	07/15/2022		5,000	(743)	198	(545)	3	0
Receive	CPURNSA	2.210	Maturity	02/05/2023		3,240	0	(57)	(57)	2	0
Receive	CPURNSA	2.220	Maturity	04/13/2023		318	0	(7)	(7)	0	0

86	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	CPURNSA	2.370%	Maturity	06/06/2028	$	2,200	$0	$89	$89	$0	$(5)
Pay	CPURNSA	2.165	Maturity	04/16/2029		2,000	0	18	18	0	(5)
Pay	CPURNSA	1.954	Maturity	06/03/2029		1,000	0	(13)	(13)	0	(2)
Pay	CPURNSA	1.998	Maturity	07/25/2029		1,300	0	(9)	(9)	0	(3)
Pay	CPURNSA	1.883	Maturity	11/20/2029		500	1	(13)	(12)	0	(1)
Receive	FRCPXTOB	1.345	Maturity	06/15/2021	EUR	600	0	(18)	(18)	0	(1)
Pay	FRCPXTOB	1.410	Maturity	11/15/2039		300	0	15	15	1	0
Pay	UKRPI	3.850	Maturity	09/15/2024	GBP	1,900	(1)	164	163	0	0
Pay	UKRPI	3.330	Maturity	01/15/2025		5,800	158	52	210	0	0
Pay	UKRPI	3.603	Maturity	11/15/2028		60	0	6	6	0	0
Pay	UKRPI	3.718	Maturity	12/15/2028		10	0	1	1	0	0
Pay	UKRPI	3.438	Maturity	01/15/2030		3,000	0	117	117	0	(15)
Pay	UKRPI	3.480	Maturity	01/15/2030		700	9	24	33	0	(4)
Pay	UKRPI	3.325	Maturity	08/15/2030		2,050	(5)	158	153	0	(13)

							$(581)	$378	$(203)	$12	$(50)

Total Swap Agreements							$(603)	$382	$(221)	$12	$(50)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$43	$12	$55	$0	$(88)	$(50)	$(138)

(e)

Securities with an aggregate market value of $53 and cash of $2,058 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	87

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2021		JPY	174,146	$		1,674	$0	$(12)
	01/2021		PLN	197			51	0	(2)
BPS	01/2021		AUD	1,720			1,265	0	(61)
	01/2021		CAD	1,153			889	0	(17)
	01/2021		GBP	649			867	0	(21)
	01/2021		PLN	67			17	0	(1)
	01/2021	$		165		GBP	122	2	0
	02/2021		DKK	6,183	$		992	0	(24)
BRC	01/2021		BRL	1,567			295	0	(6)
	01/2021	$		302		BRL	1,567	0	0
	01/2021			188		GBP	138	1	0
CBK	01/2021		BRL	1,567	$		302	0	0
	01/2021		EUR	236			285	0	(4)
	01/2021		JPY	16,978			163	0	(1)
	01/2021	$		310		BRL	1,567	0	(8)
	02/2021		BRL	1,567	$		310	8	0
	02/2021		DKK	3,581			574	0	(14)
	03/2021		MXN	8,166			400	0	(7)
	05/2021		PEN	423			116	0	(1)
GLM	01/2021		NZD	2,827			1,986	0	(49)
	01/2021	$		3,450		JPY	357,100	8	0
	02/2021		JPY	357,100	$		3,451	0	(8)
HUS	01/2021		GBP	82			110	0	(2)
	01/2021		JPY	31,364			301	0	(3)
	01/2021		PLN	165			43	0	(1)
	02/2021		PEN	539			148	0	(1)
JPM	01/2021		AUD	639			470	0	(22)
MYI	01/2021		PLN	12			3	0	0
SCX	01/2021		EUR	15,105			18,090	0	(363)
	01/2021		GBP	60			80	0	(2)
	02/2021		EUR	15,105			18,494	29	0
TOR	01/2021		JPY	134,612			1,290	0	(13)
UAG	01/2021		AUD	754			554	0	(27)
	02/2021		DKK	4,269			684	0	(18)

Total Forward Foreign Currency Contracts								$48	$(688)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
HUS	Put - OTC GBP versus USD	$1.315	01/07/2021	5,238	$68	$1

88	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	1,100	$1	$75
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	1,190	90	81
BRC	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	710	53	48
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.344	11/17/2022	27,000	30	44
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	1,000	73	69

							$247	$317

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 02/01/2051	$72.000	02/04/2021	4,800	$0	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 02/01/2051	73.000	02/04/2021	6,600	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 02/01/2051	75.000	02/04/2021	8,500	1	0

					$1	$0

Total Purchased Options					$316	$318

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.450%	01/20/2021	2,000	$(2)	$(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	01/20/2021	2,000	(3)	0
BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	98.250	01/20/2021	200	(1)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	3,600	(10)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.475	01/20/2021	3,300	(4)	(5)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.825	01/20/2021	3,300	(6)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	02/17/2021	200	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	03/17/2021	1,300	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	03/17/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	03/17/2021	1,300	(1)	(2)
BRC	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	03/17/2021	100	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	200	0	0
GST	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	03/17/2021	700	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	03/17/2021	700	(1)	(1)

						$(30)	$(12)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	89

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,200	$(54)	$(1)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	6,500	(47)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	500	(4)	0

						$(105)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000%	11/02/2022	3,300	$0	$(69)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	3,640	(90)	(77)
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	2,160	(53)	(46)
GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.526	11/17/2022	22,500	(35)	(30)
MYC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	3,200	(78)	(67)

							$(256)	$(289)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Ginnie Mae, TBA 2.000% due 03/01/2051	$102.906	03/11/2021	100	$0	$(1)
	Put - OTC Ginnie Mae, TBA 2.500% due 02/01/2051	103.773	02/11/2021	500	(1)	0
	Put - OTC Ginnie Mae, TBA 2.500% due 03/01/2051	103.578	03/11/2021	200	0	(1)
	Put - OTC Ginnie Mae, TBA 2.500% due 03/01/2051	104.000	03/11/2021	100	0	0
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051 «	104.125	04/14/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2051	102.188	02/04/2021	800	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2051	102.266	02/04/2021	1,600	(4)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.125	03/04/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.141	03/04/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	104.141	03/04/2021	200	0	0

					$(9)	$(9)

Total Written Options					$(400)	$(311)

90	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$(14)	$(1)	$0	$(15)	$(15)	$0	$(15)
BPS	2	156	0	158	(124)	(156)	0	(280)	(122)	0	(122)
BRC	1	48	0	49	(6)	(46)	0	(52)	(3)	0	(3)
CBK	8	0	0	8	(35)	0	0	(35)	(27)	0	(27)
GLM	8	0	0	8	(57)	(31)	0	(88)	(80)	0	(80)
GST	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
HUS	0	1	0	1	(7)	0	0	(7)	(6)	0	(6)
JPM	0	0	0	0	(22)	(9)	0	(31)	(31)	0	(31)
MYC	0	113	0	113	0	(67)	0	(67)	46	36	82
SCX	29	0	0	29	(365)	0	0	(365)	(336)	0	(336)
TOR	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)
UAG	0	0	0	0	(45)	0	0	(45)	(45)	0	(45)

Total Over the Counter	$48	$318	$0	$366	$(688)	$(311)	$0	$(999)

(g)

Securities with an aggregate market value of $36 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$43	$43
Swap Agreements	0	0	0	0	12	12

	$0	$0	$0	$0	$55	$55

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$48	$0	$48
Purchased Options	0	0	0	1	317	318

	$0	$0	$0	$49	$317	$366

	$0	$0	$0	$49	$372	$421

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	91

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$88	$88
Swap Agreements	0	0	0	0	50	50

	$0	$0	$0	$0	$138	$138

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$688	$0	$688
Written Options	0	12	0	0	299	311

	$0	$12	$0	$688	$299	$999

	$0	$12	$0	$688	$437	$1,137

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Written Options	0	0	0	0	14	14
Futures	0	0	0	0	(1,431)	(1,431)
Swap Agreements	0	187	0	0	(2,461)	(2,274)

	$0	$187	$0	$0	$(3,872)	$(3,685)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,382)	$0	$(1,382)
Purchased Options	0	(2)	0	0	835	833
Written Options	0	45	0	0	(111)	(66)
Swap Agreements	0	(8)	0	0	(680)	(688)

	$0	$35	$0	$(1,382)	$44	$(1,303)

	$0	$222	$0	$(1,382)	$(3,828)	$(4,988)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Written Options	0	0	0	0	(3)	(3)
Futures	0	0	0	0	127	127
Swap Agreements	0	218	0	0	860	1,078

	$0	$218	$0	$0	$986	$1,204

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(511)	$0	$(511)
Purchased Options	0	0	0	(67)	315	248
Written Options	0	16	0	0	(669)	(653)
Swap Agreements	0	7	0	0	440	447

	$0	$23	$0	$(578)	$86	$(469)

	$0	$241	$0	$(578)	$1,072	$735

92	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$5,622	$0	$5,622
Industrials	0	9	0	9
Utilities	0	594	0	594
U.S. Government Agencies	0	40,684	0	40,684
U.S. Treasury Obligations	0	191,206	0	191,206
Non-Agency Mortgage-Backed Securities	0	4,071	0	4,071
Asset-Backed Securities	0	10,970	0	10,970
Sovereign Issues	0	27,961	0	27,961
Short-Term Instruments
Repurchase Agreements	0	1,405	0	1,405
Total Investments	$0	$282,522	$0	$282,522

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	43	12	0	55
Over the counter	0	366	0	366
	$43	$378	$0	$421
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(88)	(50)	0	(138)
Over the counter	0	(998)	(1)	(999)
	$(88)	$(1,048)	$(1)	$(1,137)
Total Financial Derivative Instruments	$(45)	$(670)	$(1)	$(716)
Totals	$(45)	$281,852	$(1)	$281,806

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	93

Schedule of Investments PIMCO Fixed Income SHares: Series TE

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.3%

MUNICIPAL BONDS & NOTES 101.9%

ALABAMA 0.8%

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	$500	$749

ARIZONA 1.5%

Industrial Development Authority of the City of Phoenix, Arizona Revenue Notes, Series 2018
5.000% due 07/01/2028	250	287

Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2012
5.000% due 12/01/2030	1,000	1,065

		1,352

CALIFORNIA 8.1%

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2038	2,000	2,218

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (b)	3,000	3,572

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	1,300	1,633

		7,423

COLORADO 5.0%

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.000% due 12/01/2033	2,125	2,356

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	1,000	1,128

Regional Transportation District, Colorado Revenue Notes, Series 2020
5.000% due 07/15/2029	850	1,105

		4,589

CONNECTICUT 2.9%

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2034	1,000	1,330

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2029	110	141

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 07/01/2026	$1,000	$1,158

		2,629

DELAWARE 1.1%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.250% due 10/01/2040	1,000	1,016

FLORIDA 4.2%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,300	1,410

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2020
4.000% due 07/01/2046	1,000	1,193

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2013
5.000% due 10/01/2028	555	628

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2029 (a)	700	589

		3,820

GEORGIA 3.1%

Development Authority of Burke County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2040	500	511

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	1,555	1,664

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2037	500	619

		2,794

ILLINOIS 15.3%

Chicago, Illinois General Obligation Bonds, Series 2002
5.500% due 01/01/2037	1,000	1,099

Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	1,500	1,744

Chicago, Illinois General Obligation Notes, Series 2016
5.000% due 01/01/2024	1,000	1,087

Illinois Finance Authority Revenue Bonds, Series 2016
5.000% due 02/15/2032	795	986

94	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State General Obligation Bonds, Series 2018
5.000% due 10/01/2033	$1,000	$1,156

Illinois State General Obligation Notes, Series 2017
5.000% due 12/01/2026	2,000	2,316

Illinois State General Obligation Notes, Series 2020
5.500% due 05/01/2030	850	1,061

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	1,000	1,086

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	1,000	1,005
3.000% due 06/15/2034	1,180	1,166

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2029	1,000	1,265

		13,971

INDIANA 0.6%

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	500	551

KANSAS 2.3%

Kansas Development Finance Authority Revenue Bonds, Series 2012
5.000% due 11/15/2034	2,000	2,115

KENTUCKY 1.5%

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	1,170	1,362

LOUISIANA 0.7%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	650	666

MASSACHUSETTS 3.1%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2041	500	594

Massachusetts State College Building Authority Revenue Bonds, Series 2014
5.000% due 05/01/2028	2,000	2,224

		2,818

MICHIGAN 4.8%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	385	489

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan Finance Authority Revenue Notes, Series 2014
4.000% due 10/01/2024	$2,000	$2,107

Michigan Finance Authority Revenue Notes, Series 2016
5.000% due 04/01/2024	1,000	1,138

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
5.000% due 11/15/2047	500	640

		4,374

NEVADA 1.5%

Reno, Nevada Revenue Bonds, (AGM Insured), Series 2018
4.125% due 06/01/2058	1,250	1,375

NEW JERSEY 7.6%

Atlantic City, New Jersey General Obligation Bonds, (BAM Insured), Series 2017
5.000% due 03/01/2042	1,250	1,483

Atlantic City, New Jersey General Obligation Notes, (BAM Insured), Series 2017
5.000% due 03/01/2026	250	303

New Jersey Economic Development Authority Revenue Notes, Series 2016
5.000% due 06/15/2022	1,500	1,598

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	1,000	1,112

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2037	500	574

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2029	500	647
5.000% due 06/01/2033	1,000	1,262

		6,979

NEW YORK 11.4%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
0.924% (0.67 * US0001M + 0.820%) due 11/01/2026 ~	430	424

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	1,500	1,664

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
5.000% due 05/01/2037	345	443

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	95

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Bonds, Series 2016
5.000% due 07/01/2030	$560	$670

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 03/15/2036	1,000	1,219
4.000% due 02/15/2040	500	595

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	1,000	1,190

New York Transportation Development Corp. Revenue Notes, Series 2020
5.000% due 12/01/2028	500	637

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
4.000% due 12/01/2049	420	493

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2033	1,000	1,209

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2027	1,500	1,872

		10,416

OHIO 4.8%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
4.000% due 06/01/2048	1,500	1,709
5.000% due 06/01/2033	1,000	1,340
5.000% due 06/01/2034	1,000	1,334

		4,383

PENNSYLVANIA 5.6%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2050	1,000	1,002

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,000	1,269

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	1,000	1,074

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (b)	1,000	1,199

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	500	549

		5,093

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 1.0%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.671% (0.67 * US0003M + 0.520%) due 07/01/2029 ~	$1,010	$917

TENNESSEE 0.3%

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2024	200	232

TEXAS 9.2%

Irving Hospital Authority, Texas Revenue Bonds, Series 2017
1.190% (MUNIPSA + 1.100%) due 10/15/2044 ~	950	937

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	1,000	1,198

SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2025	1,000	1,210

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	3,800	4,562

Texas Municipal Gas Acquisition and Supply Corp. I Revenue Bonds, Series 2006
1.595% due 12/15/2026 ~	500	492

		8,399

WASHINGTON 1.9%

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (b)	500	588

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	1,000	1,140

		1,728

WISCONSIN 3.6%

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2031 (a)	2,705	2,201

WPPI Energy, Wisconsin Revenue Bonds, Series 2013
5.000% due 07/01/2025	1,000	1,108

		3,309

Total Municipal Bonds & Notes (Cost $ 84,591)		93,060

96	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (c) 0.4%
$379

Total Short-Term Instruments (Cost $379)	379

Total Investments in Securities (Cost $ 84,970)	93,439

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.6%

SHORT-TERM INSTRUMENTS 0.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.6%

PIMCO Short-Term Floating NAV Portfolio III	50,898	$502

Total Short-Term Instruments (Cost $501)		502

Total Investments in Affiliates (Cost $501)		502

Total Investments 102.9% (Cost $ 85,471)		$93,941

Financial Derivative Instruments (d)(g) (0.0)% (Cost or Premiums, net $0)		(6)

Other Assets and Liabilities, net (2.9)%		(2,614)

Net Assets 100.0%		$91,321

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.
(b)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Portfolio sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$379	U.S. Treasury Bills 0.000% due 12/30/2021	$(387)	$379	$379

Total Repurchase Agreements						$(387)	$379	$379

ANNUAL REPORT	DECEMBER 31, 2020	97

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$379	$0	$0	$379	$(387)	$(8)

Total Borrowings and Other Financing Transactions	$379	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2021	51	$(7,042)	$(14)	$0	$(6)

Total Futures Contracts				$(14)	$0	$(6)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(6)	$0	$(6)

Cash of $109 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

98	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$37	$37

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(14)	$(14)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$749	$0	$749
Arizona	0	1,352	0	1,352
California	0	7,423	0	7,423
Colorado	0	4,589	0	4,589
Connecticut	0	2,629	0	2,629
Delaware	0	1,016	0	1,016
Florida	0	3,820	0	3,820
Georgia	0	2,794	0	2,794
Illinois	0	13,971	0	13,971
Indiana	0	551	0	551
Kansas	0	2,115	0	2,115
Kentucky	0	1,362	0	1,362
Louisiana	0	666	0	666
Massachusetts	0	2,818	0	2,818
Michigan	0	4,374	0	4,374
Nevada	0	1,375	0	1,375
New Jersey	0	6,979	0	6,979
New York	0	10,416	0	10,416

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2020	99

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

December 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Ohio	$0	$4,383	$0	$4,383
Pennsylvania	0	5,093	0	5,093
Puerto Rico	0	917	0	917
Tennessee	0	232	0	232
Texas	0	8,399	0	8,399
Washington	0	1,728	0	1,728
Wisconsin	0	3,309	0	3,309
Short-Term Instruments
Repurchase Agreements	0	379	0	379
	$0	$93,439	$0	$93,439

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$502	$0	$0	$502
Total Investments	$502	$93,439	$0	$93,941

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(6)	$0	$0	$(6)
Total Financial Derivative Instruments	$(6)	$0	$0	$(6)
Totals	$496	$93,439	$0	$93,935

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

100	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2020

1. ORGANIZATION

PIMCO Managed Accounts Trust (the “Trust”), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Fixed Income SHares (“FISH”): Series C, Series LD, Series M, Series R and Series TE (each a “Portfolio” or “Series” and collectively the “Portfolios” or “Series”). Each Portfolio has authorized an unlimited number of shares of beneficial interest with $0.001 par value. Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”) serves as the Portfolios’ investment adviser and administrator.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolios is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	DECEMBER 31, 2020	101

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends are declared daily and distributed monthly, generally on the last business day of the month. In addition, each Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if a Portfolio determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, a Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related

102	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2020

characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective

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date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of a Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Portfolio or class less any liabilities by the total number of shares outstanding of that Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolios’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Portfolio’s

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investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S. security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Portfolio is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Portfolio is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair

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Notes to Financial Statements (Cont.)

valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S.  GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

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In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are

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Notes to Financial Statements (Cont.)

categorized as Level 1 of the fair value hierarchy. Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

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Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolios. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolios’ transactions in and earnings from these affiliated issuers for the period ended December 31, 2020 (amounts in thousands†):

Investments in Short Asset Portfolio

Portfolio Name	Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Fixed Income SHares: Series LD	$0	$43,000	$(43,000)	$0	$0	$0	$0	$0

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Notes to Financial Statements (Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III

Portfolio Name	Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Fixed Income SHares: Series C	$183	$10,503	$(9,300)	$18	$0	$1,404	$3	$0

PIMCO Fixed Income SHares: Series LD	118	71,511	(68,790)	(30)	0	2,809	10	0

PIMCO Fixed Income SHares: Series M	192	108,322	(108,400)	39	1	154	22	0

PIMCO Fixed Income SHares: Series TE	710	40,819	(40,999)	(28)	0	502	19	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolios may utilize the investments and strategies described below to the extent permitted by each Portfolio’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted to the rate of inflation. In general, the value of an inflation-indexed security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

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Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Portfolio may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Portfolio may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Portfolio may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Portfolio may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Portfolio to do so. Alternatively, a Portfolio may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Portfolio may have less information about such issuers than other investors who transact in such assets.

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Notes to Financial Statements (Cont.)

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Portfolio to provide funding to a borrower upon demand in exchange for a fee, the Portfolio will segregate or earmark liquid assets with the Portfolio’s custodian in amounts sufficient to satisfy any such future obligations. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

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Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in

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amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Portfolio may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolios at December 31, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks,

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commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may enter into the borrowings and other financing transactions described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location of these instruments in each Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by a Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of

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the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

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(d) Short Sales  Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

(e) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by a Portfolio. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Portfolio that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to the Portfolio bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from the Portfolio, the Portfolio may then invest the cash received in additional securities, generating leverage for the Portfolio. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which the Portfolio has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the Portfolios ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

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A TOB Residual held by a Portfolio provides the Portfolio with the right to: (i) cause the holders of the TOB Floater to tender their notes at par, and (ii) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Portfolio, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Portfolios). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

Each Portfolio’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Portfolio. A Portfolio typically invests the cash received in additional municipal bonds. The Portfolios account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Portfolios’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Portfolio on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Portfolios may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond

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programs. The Volcker Rule precludes banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust (e.g., a Portfolio) to retain at least five percent of the credit risk of the underlying assets supporting to the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Portfolio’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”) and agreed on a new tender option bond structure in which the Portfolios hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Portfolios as the TOB residual holders.

The Portfolios have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.

For the period ended December 31, 2020, the Portfolios’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Portfolio Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate
Fixed Income Shares - Series TE	$3,375	1.00%

(f) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Portfolios of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolios’ investment policies and restrictions. The Portfolios are currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolios’ investment restrictions). If a borrowing portfolios’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest

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current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Portfolios of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended December 31, 2020, the Portfolios did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolios may enter into the financial derivative instruments described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the

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value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, a Portfolio pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A

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Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or

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derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Portfolio’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Portfolio will account for derivative instruments at market value. For purposes of applying a Portfolio’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Portfolio at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

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Notes to Financial Statements (Cont.)

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

To the extent a Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker

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bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Asset Segregation  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Portfolio. In such event, a Portfolio will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Portfolio. With respect to forwards, futures contracts, options and swaps that are required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), a Portfolio is permitted to segregate or earmark liquid assets equal to the Portfolio’s daily marked-to market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value (i.e., the market value of the reference asset underlying the forward or derivative). By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, a Portfolio will have the ability to utilize such instruments to a greater extent than if a Portfolio were to segregate or earmark liquid assets equal to the full notional value of the instrument.

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7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Portfolio, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	FISH: Series C	FISH: Series LD	FISH: Series M	FISH: Series R	FISH: Series TE

Small Portfolio	—	X	—	—	X

Interest Rate	X	X	X	X	X

Credit	X	X	X	X	X

Market	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	—

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	—

Emerging Markets	X	X	X	X	—

Focused Investment	X	X	X	X	X

Derivatives	X	X	X	X	X

Liquidity	X	X	X	X	X

Management	X	X	X	X	X

High Yield	X	X	X	X	—

Currency	X	X	X	X	—

Leveraging	X	X	X	X	—

Issuer	X	X	X	X	X

Turnover	X	X	X	X	X

Municipal Securities	X	X	X	X	X

Municipal Project-Specific	—	—	—	—	X

Municipal Bond Market	—	—	—	—	X

California State-Specific	—	—	—	—	X

New York State-Specific	—	—	—	—	X

Sovereign Debt	—	—	—	X	—

Contingent Convertible Securities	X	—	—	—	—

Please see “Description of Principal Risks” in a Portfolio’s prospectus for a more detailed description of the risks of investing in a Portfolio.

Small Portfolio Risk  is the risk that a smaller Portfolio may not achieve investment or trading efficiencies. Additionally, a smaller Portfolio may be more adversely affected by large purchases or redemptions of Portfolio shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

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Notes to Financial Statements (Cont.)

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Focused Investment Risk  is the risk that, to the extent that the Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. Furthermore, the Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to market developments, which will subject the Portfolio to greater risk. The Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

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Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell certain investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Turnover Risk  is the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance.

Municipal Securities Risk  is the risk that investing in municipal securities subjects the Portfolio to certain risks, including variations in the quality of municipal securities, both within a particular classification and between classifications. The rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

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Notes to Financial Statements (Cont.)

Municipal Project-Specific Risk  is the risk that the Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Market Risk  is the risk that the Portfolio may be adversely affected due to factors such as limited amount of public information available regarding the municipal bonds held in the Portfolio as compared to that for corporate equities or bonds, legislative changes and local and business developments, general conditions of the municipal bond market, the size of the particular offering, the rating of the issue and the maturity of the obligation.

California State-Specific Risk  is the risk that the Portfolio, to the extent it concentrates its investments in California municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that the Portfolio, to the extent it concentrates its investments in New York municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Portfolio’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Portfolio.

(b) Other Risks

In general, a Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Portfolio’s Prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact a Portfolio’s performance.

Market Disruption Risk  A Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all

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negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Portfolio’s investments or the Investment Manager’s operations and cause a Portfolio to lose value. These events can also impair the technology and other operational systems upon which a Portfolio’s service providers, including PIMCO as a Portfolio’s investment adviser, rely, and could otherwise disrupt a Portfolio’s service providers’ ability to fulfill their obligations to a Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Portfolio holds, and may adversely affect a Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Portfolio itself is regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of a Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by a Portfolio and the value of its investments, and limit and/or preclude a Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While a Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolios have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the

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Notes to Financial Statements (Cont.)

unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

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Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolios. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  The Trust entered into an Investment Advisory Contract with the Adviser (the “Advisory Contract”) pursuant to which the Adviser serves as the investment adviser to each Portfolio. The Adviser does not receive investment advisory or other fees from the Portfolios or the Trust (although PIMCO may receive compensation under the Advisory Contract with respect to future series of the Trust). The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios.

ANNUAL REPORT	DECEMBER 31, 2020	133

Notes to Financial Statements (Cont.)

Each Portfolio is an integral part of one or more “wrap-fee” programs, including those sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. PIMCO may receive fees or other benefits from or through its relationships with the sponsors of such wrap-fee programs for which the Portfolios are an investment option.

(b) Supervisory and Administration Fee  Pursuant to the Supervision and Administration Agreement with PIMCO (the “Administration Agreement”), PIMCO also serves as administrator to the Portfolios (in this capacity, PIMCO is referred to as the “Administrator”). Under the Administration Agreement, the Administrator, at its expense, is required to procure most supervisory and administrative services required by the Portfolios including, but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, tax services, valuation services and other services required for the Portfolios’ daily operations. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear the expenses associated with these services at no charge to the Portfolios. In addition, PIMCO has entered into an expense limitation agreement with the Trust pursuant to which it has agreed to pay or reimburse certain other expenses of the Portfolios, as discussed in more detail below. The Administrator does not receive any administration or other fees from the Portfolios or the Trust for serving as administrator to the Portfolios (although the Administrator may receive compensation under the Administration Agreement with respect to future series of the Trust). The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(c) Distribution Contract  The Trust has entered into a distribution contract with PIMCO Investments LLC (the “Distributor”), a wholly-owned subsidiary of PIMCO, pursuant to which the Distributor serves as the distributor and principal underwriter of the Portfolios’ shares (the “Distribution Contract”). The Distributor does not receive any distribution or other fees from the Portfolios or the Trust for serving as the distributor and principal underwriter of the Portfolios’ shares (although the Distributor may receive compensation under the Distribution Contract with respect to future series of the Trust).

(d) Expense Limitation Agreement  The Adviser has contractually agreed pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) to bear the expenses of or make payments to each Portfolio to the extent that, for any calendar month, “Specified Expenses”, as defined in the Expense Limitation Agreement of such Portfolio would exceed 0.00%. “Specified Expenses” of a Portfolio means all expenses incurred by the Portfolio, including organizational and offering expenses and expenses associated with obtaining or maintaining a Legal Entity Identifier, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying Portfolios or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. This Expense Limitation Agreement shall continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as the Adviser serves as the investment adviser to the applicable Portfolio pursuant to the Advisory Contract.

134	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2020

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2020, were as follows (amounts in thousands†):

Portfolio Name	Purchases	Sales

Fixed Income SHares: Series C	$62,699	$78,455

Fixed Income SHares: Series LD	12,146	15,568

Fixed Income SHares: Series M	38,473	34,985

Fixed Income SHares: Series R	1,243	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	DECEMBER 31, 2020	135

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Portfolio Name	Purchases	Sales	Purchases	Sales

Fixed Income SHares: Series C	$11,823,344	$11,882,548	$461,348	$291,509

Fixed Income SHares: Series LD	50,614	60,923	92,447	44,774

Fixed Income SHares: Series M	14,388,437	14,281,381	428,064	206,799

Fixed Income SHares: Series R	739,003	700,566	20,743	3,320

Fixed Income SHares: Series TE	0	0	51,780	50,374

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value.

14. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of December 31, 2020, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. federal, state, and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

136	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2020

As of December 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

Fixed Income SHares - Series C	$0	$0	$0	$77,150	$(2,152)	$(143,915)	$0	$0

Fixed Income SHares - Series LD	0	0	0	2,479	(207)	(3,434)	0	(667)

Fixed Income SHares - Series M	0	20,011	0	65,805	0	0	0	0

Fixed Income SHares - Series R	0	1,538	0	14,983	0	(30,594)	0	0

Fixed Income SHares - Series TE	0	0	0	8,614	(15)	(1,040)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), hyper inflationary mark to market, sale/buyback transactions, inverse floater transactions, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2020 through December 31, 2020 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considereed all short-term under previous law.

As of December 31, 2020, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

Fixed Income SHares - Series C	$143,239	$676

Fixed Income SHares - Series LD	1,017	2,417

Fixed Income SHares - Series M	0	0

Fixed Income SHares - Series R	0	30,594

Fixed Income SHares - Series TE	0	1,040

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2020	137

Notes to Financial Statements (Cont.)

December 31, 2020

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

Fixed Income SHares - Series C	$2,212,967	$106,738	$(13,887)	$92,851

Fixed Income SHares - Series LD	180,555	4,259	(1,769)	2,490

Fixed Income SHares - Series M	2,223,106	93,668	(25,400)	68,268

Fixed Income SHares - Series R	269,863	13,628	(1,750)	11,878

Fixed Income SHares - Series TE	85,398	8,567	(37)	8,530

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures and forward contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, realized and unrealized gain (loss) swap contracts, hyper inflationary mark to market, inverse floater transactions, straddle loss deferrals, and Lehman securities.

For the fiscal years ended December 31, 2020 and December 31, 2019, respectively, the Portfolios made the following tax basis distributions (amounts in thousands†):

	December 31, 2020				December 31, 2019

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

Fixed Income SHares - Series C	$0	$49,023	$0	$0	$0	$53,493	$0	$0

Fixed Income SHares - Series LD	0	3,474	0	0	0	3,041	0	0

Fixed Income SHares - Series M	0	104,743	0	0	0	65,625	0	0

Fixed Income SHares - Series R	0	2,860	0	0	0	3,319	0	0

Fixed Income SHares - Series TE	3,009	72	0	0	3,037	79	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

138	PIMCO MANAGED ACCOUNTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Managed Accounts Trust and Shareholders of Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, Fixed Income SHares: Series R and Fixed Income SHares: Series TE

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, Fixed Income SHares: Series R and Fixed Income SHares: Series TE (constituting PIMCO Managed Accounts Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, the statements of cash flows for Fixed Income SHares: Series LD and Fixed Income SHares: Series R for the year ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020, the cash flows of Fixed Income SHares: Series LD and Fixed Income SHares: Series R for the year ended December 31, 2020, and each of the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 25, 2021

We have served as the auditor of one or more investment companies in PIMCO Managed Accounts Trust since 2000.

ANNUAL REPORT	DECEMBER 31, 2020	139

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPS	J.P. Morgan Securities LLC
BOS	BofA Securities, Inc.	MSC	Morgan Stanley & Co. LLC.
BPG	BNP Paribas Securities Corp.	MYC	Morgan Stanley Capital Services LLC
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	NOM	Nomura Securities International Inc.
CBK	Citibank N.A.	SAL	Citigroup Global Markets, Inc.
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FAR	Wells Fargo Bank National Association	SGY	Societe Generale, NY
FBF	Credit Suisse International	SOG	Societe Generale Paris
FICC	Fixed Income Clearing Corporation	SSB	State Street Bank and Trust Co.
FOB	Credit Suisse Securities (USA) LLC	TDL	Toronto Dominion Bank London
GLM	Goldman Sachs Bank USA	TDM	TD Securities (USA) LLC
GST	Goldman Sachs International	TOR	The Toronto-Dominion Bank
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
JPM	JP Morgan Chase Bank N.A.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	NZD	New Zealand Dollar
COP	Colombian Peso	PEN	Peruvian New Sol
DKK	Danish Krone	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
ILS	Israeli Shekel	ZAR	South African Rand
INR	Indian Rupee

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	FRCPXTOB	France Consumer Price ex-Tobacco Index
BP0003M	3 Month GBP-LIBOR	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate
CDX.HY	Credit Derivatives Index - High Yield	MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
CDX.IG	Credit Derivatives Index - Investment Grade	UKRPI	United Kingdom Retail Prices Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	US0001M	ICE 1-Month USD LIBOR
CPTFEMU	Eurozone HICP ex-Tobacco Index	US0003M	ICE 3-Month USD LIBOR
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	Q-SBLF	Qualified School Bond Loan Fund
BAM	Build America Mutual Assurance

140	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	PIK	Payment-in-Kind
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined

ANNUAL REPORT	DECEMBER 31, 2020	141

Change to Board of Trustees

(Unaudited)

Effective December 31, 2020, James A. Jacobson resigned from his position as Trustee of the Trust.

142	PIMCO MANAGED ACCOUNTS TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolios’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolios’ dividend distribution that qualifies under tax law. The percentage of the following Portfolios’ Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended December 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
Fixed Income SHares - Series C	0.00%	0.00%	$49,023	$0
Fixed Income SHares - Series LD	0.00%	0.00%	3,474	0
Fixed Income SHares - Series M	0.00%	0.00%	57,442	47,301
Fixed Income SHares - Series R	0.00%	0.00%	2,860	0
Fixed Income SHares - Series TE	0.00%	0.00%	72	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	DECEMBER 31, 2020	143

Federal Income Tax Information (Cont.)

(Unaudited)

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b).

The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %
Fixed Income SHares - Series C	84.60%
Fixed Income SHares - Series LD	94.97%
Fixed Income SHares - Series M	52.31%
Fixed Income SHares - Series R	100.00%
Fixed Income SHares - Series TE	82.06%

144	PIMCO MANAGED ACCOUNTS TRUST

Management of the Trust

(Unaudited)

The chart below identifies Trustees and Officers of the Trust as of February 1, 2021. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

The Trust’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648.

Trustees

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Chair since 2019, Trustee since 2011.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	30	Trustee, Allianz Funds (2011-2021); Trustee, Virtus Funds (2021-Present)

Sarah E. Cogan 1956	Trustee	Since 2019.	Retired Partner, Simpson Thacher & Bartlett LLP (law firm); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013). Formerly, Partner, Simpson Thacher & Bartlett LLP (1989-2018).	30	Trustee, Allianz Funds (2019-2021); Trustee, Virtus Funds (2021-Present)

Hans W. Kertess 1939	Trustee	Since 2005.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	30	Trustee, Allianz Funds (2004-2021); Trustee, Virtus Funds (2021-Present)

ANNUAL REPORT	DECEMBER 31, 2020	145

Management of the Trust (Cont.)

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Joseph B. Kittredge, Jr. 1954	Trustee	Since 2020.	Retired. Formerly, General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-2018) and Partner (2007-2018); President, GMO Trust (institutional mutual funds) (2009-2018); Chief Executive Officer, GMO Trust (2009-2015); President and Chief Executive Officer, GMO Series Trust (platform based mutual funds) (2011-2013).	29	Trustee, GMO Trust (2010-2018); Chairman of the Board of Trustees, GMO Series Trust (2011-2018).

William B. Ogden, IV 1945	Trustee	Since 2006.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	30	Trustee, Allianz Funds (2006-2021); Trustee, Virtus Funds (2021-Present)

Alan Rappaport 1953	Trustee	Since 2010.	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	30	Trustee, Allianz Funds (2010-2021); Trustee, Virtus Funds (2021-Present)

146	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustees

David N. Fisher* 1968	Trustee	Since 2019	Managing Director and Head of Traditional Product Strategies, PIMCO (Since 2015); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	29	None

John C. Maney** 1959	Trustee	Since 2006	Consultant to PIMCO (since January 2020); Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Managing Director of Allianz Asset Management of America L.P. (2005-2019); member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P (2006-2019); Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	29	None

*

Mr. Fisher is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Fisher’s address is 650 Newport Center Drive, Newport Beach, California 92660.

**	Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates.

Officers

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Eric D. Johnson** 1970	President	Since 2019	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	DECEMBER 31, 2020	147

Management of the Trust (Cont.)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Ryan G. Leshaw** 1980	Chief Legal Officer	Since 2019	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner 1976	Senior Vice President	Since 2019	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow** 1970	Senior Vice President	Since 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit** 1981	Vice President, Senior Counsel and Secretary	Since 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Sponsored Closed-End Funds and PIMCO-Sponsored Interval Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer** 1976	Vice President	Since 2020	Executive Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brian J. Pittluck** 1977	Vice President	Since 2020	Senior Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Bijal Y. Parikh** 1978	Treasurer	Since January 2021	Senior Vice President, PIMCO. Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Colleen D. Miller 1980	Deputy Treasurer	Since 2020	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Sponsored Closed-End Funds and PIMCO-Sponsored Interval Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans** 1982	Assistant Treasurer	Since 2019	Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

148	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler*** 1982	Assistant Treasurer	Since 2015	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

H. Jessica Zhang 1973	Assistant Treasurer	Since January 2020	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunity Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; and the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	DECEMBER 31, 2020	149

Privacy Policy1

The Portfolios2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Portfolios have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Portfolios and certain service providers to the Portfolios, such as the Portfolios’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Portfolios do not disclose any non-public personal information provided by shareholders or gathered by the Portfolios to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolios or their affiliates may also retain non-affiliated companies to market Portfolio shares or products which use Portfolio shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolios may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Portfolios reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Portfolios believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Portfolios may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolios may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolios or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolios may share may include, for example, a shareholder’s participation in the Portfolios or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Portfolios’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s

150	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

accounts, subject to applicable law. The Portfolios’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Portfolios or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Portfolios or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Portfolios may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Portfolios’ distributor and does not provide brokerage services or any financial advice to investors in the Portfolios solely because it distributes the Portfolios. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Portfolios” shall include PI when acting in this capacity.

3 When distributing this Policy, a Portfolio may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Portfolios”).

ANNUAL REPORT	DECEMBER 31, 2020	151

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolios listed on the Report cover.

FISH3001AR_123120

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph B. Kittredge, Jr., who serves on the Board’s Audit Oversight Committee, qualifies as “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined Mr. Kittredge is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2020	$ 248,092
	December 31, 2019	$ 240,981

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2020	$ —
	December 31, 2019	$ —

(c)	Fiscal Year Ended	Tax Fees (2)
	December 31, 2020	$ —
	December 31, 2019	$ —

(d)	Fiscal Year Ended	All Other Fees (3)
	December 31, 2020	$ —
	December 31, 2019	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “Tax Fees” for the last two fiscal years.
(3)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	December 31, 2020	December 31, 2019
PIMCO Managed Accounts Trust	$—	$—
Pacific Investment Management Company LLC (“PIMCO”)	16,143,017	17,878,830

Totals	$16,143,017	$17,878,830

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Sarah E. Cogan

Deborah A. DeCotis J

Hans W. Kertess

Joseph B. Kittredge, Jr.*

William B. Ogden, IV

Alan Rappaport

*Effective June 12, 2020, Mr. Kittredge joined the Audit Oversight Committee.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”)3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations5 and the ISP’s compliance program.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.

4 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

5 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Managed Accounts Trust

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: February 26, 2021

By:	/s/ Bijal Parikh
Bijal Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: February 26, 2021